UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number      811-8056
MMA Praxis Mutual Funds

(Exact name of registrant as specified in charter)
P.O. Box 483, Goshen, IN 46527

(Address of principal executive offices) (Zip code)
Anthony Zacharski, Dechert LLP, 200 Clarendon Street, 27th Floor, Boston, MA 02116

(Name and address of agent for service)
Registrant’s telephone number, including area code: (513) 362-8000
Date of fiscal year end: 12/31
Date of reporting period: 06/30/07
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Stockholders.
Semi-annual Report for MMA Praxis Mutual Funds.

MMA Praxis Mutual Funds
Notice of privacy policy & practices

MMA Praxis Mutual Funds recognizes and respects the privacy concerns and expectations of our customers(1). We are committed to maintaining the privacy and confidentiality of your personal information. We provide this notice so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties.

We collect nonpublic personal information about our customers from the following sources:

•	Account applications and other forms — which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account history — including information about the transactions and balances in a customer’s account(s); and

•	Correspondence — written, telephonic or electronic between a customer and MMA Praxis Mutual Funds or service providers to MMA Praxis Mutual Funds.

We may disclose all of the information described above to certain third parties who are not affiliated with MMA Praxis Mutual Funds under one or more of these circumstances:

•	As authorized — if you request or authorize the disclosure of the information.

•	As permitted by law — for example, sharing information with companies that maintain or service customer accounts for MMA Praxis Mutual Funds is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

•	Under joint agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements.

We require service providers to MMA Praxis Mutual Funds:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about, customers of MMA Praxis Mutual Funds; and

•	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of MMA Praxis Mutual Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of MMA Praxis Mutual Funds.

1For purposes of this notice, the terms “customer” or “customers” include individuals who provide nonpublic personal information to MMA Praxis Mutual Funds, but do not invest in MMA Praxis Mutual Funds shares.

This privacy policy is not part of the prospectus.

Notice of privacy policy & practices

Glossary of Terms

Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

The Morgan Stanley Capital Index-Europe, Australia and the Far East Index (MSCI-EAFE) is an unmanaged Morgan Stanley Capital International Index that is designed to measure the performance of the developed stock markets of Europe, Australia and the Far East.

The Morgan Stanley Capital AC World Free-(ex. U.S.) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the markets of both developed and emerging markets throughout the world, excluding the United States.

Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), is a widely recognized index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

Standard & Poor’s 500/Citigroup Value Index (the “S&P 500/Citigroup Value Index”), is unmanaged and is constructed by dividing the stocks in the S&P 500 Index into two categories, growth and value, according to price-to-book ratios. Prior to December 16, 2005, this index represented the S&P/Barra Value Index.

MSCI — Prime Market Value Index represents the value companies of the MSCI Prime Market 750 Index. The MSCI Prime Market 750 Index represents the Universe of large and medium capitalization companies in the U.S. equity market.

MSCI — Prime Market Growth Index represents the growth companies of the MSCI US Prime Market 750 Index. The MSCI Prime Market 750 Index represents the universe of large and meduim capitalization companies in the U.S.equity market.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Gross Domestic Product (the “GDP”), is the measure of the market value of the goods and services produced by labor and property in the United States.

Consumer Price Index (the “CPI”), is an index of prices used to measure the change in the cost of basic goods and services in comparison with a fixed base period.

Price-to-Earnings Ratio (the “P/E Ratio”), is a valuation ratio of a company’s current share price compared to its per-share earnings.

SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price to-book ratio, and three-year sales-per share growth value, compared to the S&P 500 Index.

The above indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index, although they can invest in the underlying securities.

A

Message from the President

Dear MMA Praxis Shareholder:

After an uninspired first quarter, stocks around the world surged in the second quarter. Domestically, larger companies outperformed smaller ones, and growth stocks are now ahead of value stocks for the year-to-date. International stocks had another strong quarter and out-returned the U.S. market again. The overall U.S. stock market was up a bit over 7 percent for the first half, while international stocks gained almost 12 percent. The broad bond market has been weak in 2007, gaining less than 1 percent. The following chart highlights the six-month performance of major market indexes:

	First Quarter 2007	Second Quarter 2007	Year To Date 2007	Inception To Date 2007
	(1/1/07-3/31/07)	(4/1/07-6/30/07)	(1/1/07-6/30/07)	(5/1/07-6/30/07)

S&P 500 Index[1]	0.64%	6.28%	6.96%	NA

Lehman Brothers Aggregate Bond Index[1]	1.50%	–0.52%	0.98%	NA

MSCI Prime Value Index[1]	0.95%	5.75%	6.75%	NA

MSCI EAFE Index[1]	4.15%	6.67%	11.09%	NA

MSCI Prime Growth Index[1]	1.25%	6.67%	8.00%	2.24%

Russell 2000 Index[1]	1.95%	4.42%	6.45%	2.58%
The current market environment is interesting. In every economic cycle there are points where market indicators are particularly confusing. During times like these, investors who try to read the economic tea leaves can be easily whipsawed. So far, 2007 seems like one of these types of market environments as investors vacillated between fears of economic weakness (driven by the housing market) and strength (driven by the private equity buyout boom and a strong global economy). At MMA, our portfolio managers have been reading and hearing an unusually wide variety of opinions and concerns in recent months from both investment professionals and everyday investors. Headline news, such as the battering taken by several hedge funds as sub-prime mortgage debt was marked down, can create a powerful urge in investors to react and “do something.” In our experience, however, succumbing to this temptation rarely adds value. As stated many times in previous letters to MMA Praxis shareholders, we encourage our investors to establish an asset allocation strategy that is consistent with one’s risk tolerance, investment objectives, and time horizon, and stay the course with periodic rebalancing back to the strategic asset percentages.

Portfolio performance

MMA Praxis Intermediate Income Fund
With the Lehman Aggregate Bond Index yielding about 5.7 percent (as of mid-July), intermediate-term investment-grade bond yields are about average relative to their history, and real yields are also about average (T-Bill real yields are actually above average). However, reported inflation has been heavily influenced by the recent volatility in oil prices, so real yields based on reported inflation can be equally volatile. Underlying core inflation is higher than reported inflation, but even by this measure, real yields are in a fair-value range. In looking at potential expected returns from intermediate-term corporate bonds, one could easily make a case that total returns are likely to fall in a 4-6 percent range on average over the next few years, which is in line with their long-term historical average. While some investors may be inclined to look to other asset classes for potential higher returns, the astute investor recognizes the important role bonds can play by insuring portfolios against economic shocks. Although the economy appears to be doing well, there are clearly structural, macro-level, and geopolitical risks. Given this background, bonds should continue to be useful as a portfolio diversifier.

Message from the President

[1]	Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

The Class A Share (NAV) posted a small gain of 0.57 percent for the first six months of 2007. These returns lagged the benchmark established for the Income Fund (Lehman Aggregate Bond Index), which returned 0.98 percent over the same time. For an in-depth analysis of this Fund’s strategy, please read the co-portfolio managers’ commentary found later in this report.

MMA Praxis Core Stock Fund
From November 1999 through February of this year, large-caps (Standard & Poor 500) had a total cumulative return of only 9.6 percent (1.5 percent annualized) compared to 72.7 percent (9 percent annualized) for small-cap stocks (Russell 2000 Index). Using historical valuation metrics, this sizable performance discrepancy leaves large-cap stocks bargain-priced compared to stocks of smaller companies. Additionally, stocks of larger companies tend to do better when the U.S. dollar is weak (foreign earnings are worth more when converted back to U.S. dollars and U.S. exports become more competitive), which is partly why mega-cap stocks are now experiencing stronger earnings growth than smaller companies. Very large company stocks also tend to perform much better than small-caps late in the economic cycle. We may or may not be late in this cycle, but nearly all economists would agree that we are clearly past the early stage.

A reasonable question to ask is whether large-cap stocks are cheap on an absolute basis, or only a “less-pricey segment” of an overall market that is expensive. Whether the overall market is expensive is a good question, especially after its very strong second quarter. A plausible short answer is that domestic large-caps are reasonably valued and therefore attractive. However, as usual, another argument can be made that there is risk to this view. U.S. corporations have experienced the greatest earnings boom since World War II, thanks partly to profit margins hitting a 40-year high. So, a reasonable question is: While the stock market looks reasonably valued or even undervalued based on earnings, if profit margins were to move back to “normal” levels wouldn’t the overall stock market then be overvalued? While there is no easy answer to this important question, we are of the opinion that profit margins will eventually diminish, as workers ask for a greater piece of the “profit pie.”

For the first six months of 2007, the MMA Praxis Core Stock Fund Class A Share (NAV) returned 4.92 percent. These returns were less than the established benchmark (S&P 500) for the Praxis Core Stock Fund, which returned 6.96 percent. For a detailed explanation of those factors that contributed to the underperformance, please read the portfolio managers’ commentary, found later in this report.

MMA Praxis Value Index Fund
For the first half of 2007, the MMA Praxis Value Index Fund A Shares (NAV) were up 4.57 percent. The benchmark index for this Fund, the MSCI U.S. Prime Market Value Index, gained 6.75 percent. (Note: it is not possible to invest directly in an index, which does not incur expenses like an index fund.). Over the past five years, A Shares have delivered average annualized returns of 11.69 percent. For investors who are looking for large-cap value exposure in their portfolio, and are committed to an investment process that aligns their values with financial decisions, the MMA Praxis Value Index Fund has proven to be a solid investment choice.

MMA Praxis Growth Index Fund
The MMA Praxis Growth Index Fund was introduced on May 1 and was designed to compliment the MMA Praxis Value Index Fund. Both funds are managed by Chad Horning, CFA, who will manage the Growth Index Fund through a passive indexing strategy intended to replicate the performance of large and mid-sized growth stocks. Combining the Value and Growth Index Funds will allow investors to gain broad, low-cost exposure to the U.S. stock market. As with all MMA Praxis Funds, the Growth Index Fund will integrate MMA’s stewardship investing core values. This process includes screening companies based on ethical values, shareholder advocacy to encourage companies to be more responsible businesses and corporate citizens, and community development investing.

Since May 1, the Fund (Class A Share, NAV) has returned 1.70 percent, slightly trailing its benchmark, the MSCI U.S. Prime Growth Index, which generated a return of 2.24 percent for the same brief time.

MMA Praxis International Fund
Foreign stock markets continued to deliver outsized returns relative to their U.S. counterparts during the first half of 2007. This continues a trend that is now more than five years in the running. Global conditions have remained close to ideal for international stocks. Low interest rates worldwide generated a wave of borrowing and investment. European and Japanese companies continued to restructure, squeezing out larger profits which have helped boost share prices. And emerging markets continued to post very impressive returns for the first half of ’07. Against this backdrop, the MMA Praxis International Fund Class A Share (NAV) returned 9.19 percent. The Fund underperformed its benchmark, the Morgan Stanley EAFE Index, which returned 11.09 percent.

MMA Praxis Small Cap Fund
On May 1, the MMA Praxis Small Cap Fund was added to the MMA Praxis Fund family. This new fund is one of the few socially responsible investment options available for those interested in investing in small companies. After an exhaustive search for a top-tier investment manager for the Fund, Luther King Capital Management, Fort Worth, Texas, was selected. Your Fund’s trustees chose Luther King on the basis of the firm’s outstanding reputation for quality, integrity, and stability, as well as their emphasis on achieving competitive, risk-adjusted returns. Fund managers Luther King and Steven Purvis are core style managers, allowing them to add both value and growth-style stocks to the portfolio. We are pleased to have a firm with the outstanding reputation of Luther King to steward the assets of this new mutual fund.

Since the Fund’s inception on May 1, 2007, an investor in the Class A Share (NAV) would have experienced a return of 2.90 percent, which is better than the 2.57 percent delivered by the Fund’s benchmark, the Russell 2000 Index.

Closing thoughts
The first half of 2007 saw several major developments in MMA’s stewardship investing activities. Please be sure to read Mark Regier’s commentary later in this report for a thorough discussion of these important initiatives.

We remain grateful for the trust and confidence you have demonstrated in MMA Praxis Mutual Funds. We take our stewardship responsibilities seriously and endeavor to generate both financial and social returns on your investments.

Thank you for allowing us to partner with you in meeting your financial planning goals.

Sincerely,

John L. Liechty
President, MMA Praxis Mutual Funds

MMA Praxis Stewardship Investing Report

U.S. shareholder rights threatened
Word has been circulating for several months about potential rule changes at the Securities and Exchange Commission (SEC) that could dramatically alter the rights of shareholders to file advisory resolutions with the U.S. corporations in their portfolios. MMA considers this right of engagement a fundamental part of our practice of stewardship investing.

The SEC will disclose just what, if any, changes will be proposed during its open meeting on July 25. MMA, along with the entire social investment community has been active for weeks, contacting the SEC commissioners, members of Congress, and other institutional investors regarding the significant negative impact we believe such changes could have.

Why is this a big deal for investors? The rule under consideration, 14-a-8 of the Securities and Exchange Act of 1934, governs the ability of shareholders to file advisory (or precatory) resolutions on the annual proxy statements of the corporations of which they are part owners. Over time this has proven to be a relatively efficient, well-governed process facilitating meaningful dialogue between the company and concerned investors. It is a system that safeguards the interests of both investors and corporations to a meaningful degree. Over the past 40 years in particular, this rule has been the basis for transformative engagements yielding dramatic and creative solutions to issues of social, environmental, corporate governance, and financial performance. Unfortunately, there is no guarantee these positive strides would continue to prevail, should this foundational right be lost or substantially weakened.

While one may not agree with the substance of every shareholder resolution (certainly MMA does not), the right of even small investors to file such resolutions is one of the few effective countervailing forces to the dramatic increase in the power and influence of the modern corporation. Rest assured MMA and the MMA Praxis Mutual Funds will be active participants in this debate.

Up-to-date information on the state of the SEC’s proposals and concerned investors’ response can be viewed by visiting the Stewardship Investing section of MMA-online (www.mma-online.org).

Workshop on advocacy with Chinese firms
China has been in the news lately for safety concerns about its products. A variety of food and drug exports have been tainted with toxic substances and even jewelry has been found to contain harmful electronic waste. The rise of China as a global economic superpower has far-reaching implications in the field of corporate social responsibility. Chris Meyer, MMA’s stewardship investing research specialist, recently participated in a workshop that focused on corporate social responsibility in China and the potential of shareholder advocacy with Chinese companies. The workshop was organized in partial response to the negative headlines about Chinese goods. The goal was to try to use the situation as an opportunity to promote social responsibility within a range of Chinese companies.

The workshop provided an overview of Chinese corporate law and served as a primer for possible shareholder engagement with Chinese firms. Shareholder advocacy with Chinese firms remains a difficult and daunting undertaking. Most shares in domestic companies are owned by the Chinese government and shareholders have few legal rights. The concept of corporate social responsibility is also new in China, and interpretations vary. Socially concerned investors have had little engagement in China so far. But they hope to open the door to meaningful advocacy in the coming years as Chinese companies become an ever more important part of global portfolios and a significant influence on the practices of other companies. MMA owns shares of several Chinese companies through the MMA Praxis International Fund. (See the Fund’s commentary in this report for additional details.)

Dell unveils environmental initiative
Dell has officially announced its Zero Carbon Initiative, a series of environmental measures meant to position the company as the greenest technology company on Earth. It will continue to maximize the energy efficiency of Dell products and over time offset their carbon impact. The zero-carbon initiative will also include product lifecycle assessments, management of Dell’s direct and indirect climate impacts, reduction of the company’s carbon intensity, and partnership with customers in reducing waste.

MMA Praxis Stewardship Investing Report

According to CEO Michael Dell, “Dell will do its part to protect the Earth’s climate, from providing energy-efficient IT products to using environmentally responsible practices we hope others will embrace.”

Along with other institutional investors, MMA has been meeting with Dell management on a regular basis for several years, analyzing sustainability reports and encouraging the company to further its social practices. The zero-carbon initiative is a positive result of integrating environmental factors into Dell’s business planning process. MMA holds Dell shares in the MMA Praxis Core Stock Fund. (See the Fund’s commentary in this report for additional details.)

Resolutions filed on executive compensation

The vast majority of Americans—and even institutional money managers—feel executive compensation is out of control. As a possible way to keep executive pay in check, some institutional shareholders have turned to shareholder activism. MMA Praxis co-filed shareholder resolutions at four companies (Procter & Gamble, Sun Microsystems, Sara Lee, and Cisco Systems) in April and May on this issue of executive compensation.

The resolutions call for each firm to grant shareholders an advisory vote on the pay of the company’s top executives. In other words, shareholders would have a say on pay. Company management and the board of directors could then use the results as an owners opinion poll of how well they are handling the issue.

Recently, MMA Praxis and other filers withdrew the Proctor & Gamble resolution in favor of productive dialogue with P&G management. P&G has a Compensation & Leadership Development Committee composed of independent directors, and has a pay model based on company and individual performance. This is a good start, and the filers hope to expand this policy to include shareholder input. A roundtable meeting is scheduled for late July.

Sustainability reporting at national grid
National Grid USA, a subsidiary of National Grid (United Kingdom), is an electric utility specializing in the transmission and distribution of electricity and natural gas with customers primarily in the Northeast. National Grid USA has begun talks with a stakeholder team organized by CERES (Coalition for Environmentally Responsible Economies), over its plans to produce a sustainability report and its overall environmental efforts. MMA Praxis is a member of this stakeholder team.

The first meeting of this dialogue took place in late June and focused on National Grid’s proposed outline for their report. It’s an ambitious undertaking, covering virtually all aspects of National Grid’s environmental and social impact. The stakeholder team provided input on the outline and made suggestions. MMA Praxis is especially concerned about greenhouse gas (GHG) emissions, and made this clear to company management. Since National Grid delivers electricity and natural gas to customers rather than generating it directly, areas of GHG focus are on pipeline efficiency (up to 25 percent of gas is lost while in the pipe network) and working with consumers to decrease their use of gas and electricity through conservation and efficiency measures.

Wal-Mart update
After years of prodding and shareholder resolutions filed by MMA Praxis and other concerned social investors, Wal-Mart’s long-anticipated, inaugural sustainability report is scheduled for release in late July. The comprehensive social and environmental report will cover areas such as company diversity, supplier factory conditions, and fuel usage and emissions of the company truck fleet.

In April, MMA Praxis participated in a conference call regarding Wal-Mart’s 2006 Ethical Sourcing Report. The report documents the conditions in overseas factories that supply Wal-Mart’s merchandise, as confirmed through factory audits. The results show that although the audit process is evolving in a positive way, significant improvement is needed to bring many factories into compliance with Wal-Mart (and human rights) standards. The Ethical Sourcing Report will be integrated into the sustainability report.

Periodically, MMA Praxis completes an evaluation for continued investment in Wal-Mart. As part of MMA Praxis’ ongoing commitment to informed investment and shareholder activism in the company, this report highlights the progress the retailer has made in six areas of operation. Wal-Mart must show growth or be engaged in positive dialogue in five of these six areas to support MMA’s continued investment. Examples of topic areas include mitigation of hazardous materials, employee health care, and diversity. The most recent report was assembled in June 2007.

The connection between endowment investments and values
Nonprofit endowments, invested primarily in the stock market, provide charitable foundations with financial returns they use to pursue philanthropic missions. However, foundations don’t necessarily align their asset management with their charitable activities. In early January, the Los Angeles Times published an investigative report detailing perceived contradictions between the mission and the investments of the Bill and Melinda Gates Foundation. This series of articles ignited a heated debate about socially responsible investing (SRI) in the area of endowments that has continued for months.

In response, the SRI industry has stepped up its focus to demonstrate the opportunities available to foundations in aligning their mission and investments. The Social Investment Forum, the social investment industry’s trade association, has published a booklet on the subject titled: The Mission in the Marketplace: How Responsible Investing Can Strengthen the Fiduciary Oversight of Foundation Endowments and Enhance Philanthropic Missions. MMA and the MMA Praxis Mutual Funds have been active in lifting up this conversation, particularly among faith-based charities and institutions. We believe there doesn’t have to be a wall between the investments and mission of foundations. MMA’s Stewardship Investing Manager, Mark Regier, published an article proposing a “Third Way for The Gates Foundation” that is available on the MMA Praxis Web site (www.mmapraxis.com).

OneWorld community investing program launched
Finally, for those who want a way to invest individually in hope by creating economic opportunity throughout the United States and around the world, MMA, with Mennonite Economic Development Associates (MEDA), has launched the OneWorld Community Investment program. There are two components:

mPower—A program to end poverty through international microfinance opportunities that will help the working poor out of poverty through microfinancing. mPower directs investments worldwide.

nSpire—A way to invest in communities in the United States to make them stronger and healthier by financing affordable housing, small businesses, and nonprofit community facilities, thereby creating jobs and new avenues of hope.

The program provides investors the opportunity to purchase a Community Investment Note issued by Calvert Social Investment Foundation for as little as $1,000. For more information, contact your financial advisor or visit the Financial Services pages of www.MMA-online.org.

In Good Faith is a new blog from MMA designed to share some of the joys and trials, challenges and opportunities of the complex task we call stewardship investing. MMA has been involved in faith-based, socially responsible investing for more than 60 years. The conviction to connect our faith and values with our investment decisions has come naturally, but has changed greatly over time. Read the blog on the Financial Services pages of www.MMA-online.org.

Mark A. Regier
Stewardship Investing Services Manager

[1]	Calvert Social Investment Foundation, a 501(c)(3) nonprofit, offers the Community Investment Note, a 1-10 year note earning up to 3 percent interest. The Community Investment Note is subject to certain risks, is not a mutual fund, is not FDIC or SIPC insured, and should not be confused with any Calvert Group, Ltd.-sponsored investment product. This is neither an offer to sell nor a solicitation of an offer to buy these securities; the offering is made only by prospectus, which should be read before investing.

MMA Praxis Intermediate Income Fund

Semi-annual report to shareholders
Portfolio managers’ letter

Economic growth during the first half of the year was below the 3 percent underlying growth rate many economists believe to be consistent with a stable unemployment rate. The main drag on growth was the weak housing market.

Inflation was generally moderate with core inflation up roughly 0.2 percent. Headline inflation was worse due to higher energy and food processing investments. Combined with a view that economic growth would not slow much below the 2 - 2.5 percent range, the market began to incorporate the notion that the Federal Reserve would remain on hold for an extended period. As a result, longer-term rates rose and short-term rates fell.

The yield curve shifted from inverted to a slightly upward sloping shape. The 10-year Treasury note rose 33 basis points (a basis point is .01 percent) while three-month Treasury bills fell 20 basis points. With rates at those levels, the market largely was incorporating a view that the Fed would be on hold for the rest of 2007.

There were two periods of rising volatility during the first half. The first was in late February through mid-March and the second was in June. Both were periods that saw swap and credit spreads widen. Swap spreads are essentially the yield premium AA rated banks pay for loaning money to each other. After the first risk flare, credit spreads tightened again, but swap spreads only partially recovered. In June, swap spreads widened again while credit gradually gave ground. The main reason for the June widening was rising awareness of the problems in the subprime mortgage market.

These periods of rising volatility impacted our portfolio moderately. Since the Fund’s managers had overweighted asset-backed, commercial mortgages-backed, and residential mortgages-backed securities, which are vulnerable to widening swap spreads, there was a modest drag on the Fund’s performance. On the other hand, the Fund held no subprime mortgages and all of the securitized assets were either AAA rated or FNMA or FHLMC backed securities.

The positive factors for the Fund were the fact that the Fund was short in duration relative to the Lehman Aggregate during most of the half, which helped as rates rose. Another positive was the absolute yield spread premium that the Fund has versus the benchmark. Finally, our position in Euro-denominated securities paid off as the dollar weakened.

On balance, the positives were not enough to fully offset the Fund’s expenses. As a result, the Fund underperformed the benchmark by 41 basis points for Class A shares.

Outlook
For the remainder of 2007, we expect economic growth of 2 - 2.5 percent and core inflation to remain in the 2 - 2.3 percent range. The Fed is unlikely to make any changes in the Fed funds rate unless there is a more serious spillover from the housing market than we anticipate.

We believe the two risk flares we have had are the first of several that will gradually push credit spreads wider as companies add increasing amounts of leverage and investors become less tolerant of risk. Up to this point, investors have clearly been underpricing risk. With a large amount of capital available, private equity funds are a major risk for holders of corporate credit. We have and will continue to seek protection from leveraged buyouts and other leveraging events.

This kind of environment is a difficult one and one in which our value contribution may well be our willingness to avoid risk to protect the principal and income of our investors. The positive for fixed income investors is that interest rates are at the highest absolute levels since 2002, which will be reflected in better income flows from the Fund.

Delmar King
MMA Praxis Intermediate Income Fund Co-manager

Benjamin Bailey, CFA®
MMA Praxis Intermediate Income Fund Co-manager

MMA Praxis Intermediate Income Fund

MMA Praxis Intermediate Income Fund

Performance review

Average annual total returns as of 6/30/07

	Inception
	Date	1 Year	3 Year	5 Year	10 Year
Class A	5/12/99	5.27%	3.26%	3.89%	4.77%
Class A*	5/12/99	1.30%	1.95%	3.09%	4.37%

Class B	1/4/94	4.86%	2.80%	3.42%	4.45%
Class B**	1/4/94	0.86%	1.87%	3.25%	4.45%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 3.75%.

**	The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped. This is called a Contingent Deferred Sales Charge (“CDSC”). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 1/4/94. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

Performance review

MMA Praxis Intermediate Income Fund

Performance review (continued)

Growth of $10,000 investment 6/30/97 to 6/30/07

Class A - load		Class B - no load		LB Aggregate Bond Index
Date	Balance	Date	Balance	Date	Balance

6/30/1997	9,625	6/30/1997	10,000	6/30/1997	10,000
9/30/1997	9,891	9/30/1997	10,276	9/30/1997	10,332
12/31/1997	10,137	12/31/1997	10,532	12/31/1997	10,636
3/31/1998	10,282	3/31/1998	10,682	3/31/1998	10,802
6/30/1998	10,492	6/30/1998	10,900	6/30/1998	11,054
9/30/1998	10,920	9/30/1998	11,345	9/30/1998	11,521
12/31/1998	10,876	12/31/1998	11,300	12/31/1998	11,560
3/31/1999	10,799	3/31/1999	11,220	3/31/1999	11,503
6/30/1999	10,692	6/30/1999	11,099	6/30/1999	11,402
9/30/1999	10,764	9/30/1999	11,164	9/30/1999	11,479
12/31/1999	10,700	12/31/1999	11,085	12/31/1999	11,465
3/31/2000	10,878	3/31/2000	11,259	3/31/2000	11,718
6/30/2000	10,941	6/30/2000	11,326	6/30/2000	11,922
9/30/2000	11,242	9/30/2000	11,615	9/30/2000	12,282
12/31/2000	11,561	12/31/2000	11,938	12/31/2000	12,798
3/31/2001	11,900	3/31/2001	12,277	3/31/2001	13,187
6/30/2001	11,959	6/30/2001	12,327	6/30/2001	13,261
9/30/2001	12,451	9/30/2001	12,823	9/30/2001	13,872
12/31/2001	12,322	12/31/2001	12,679	12/31/2001	13,879
3/31/2002	12,239	3/31/2002	12,583	3/31/2002	13,892
6/30/2002	12,673	6/30/2002	13,017	6/30/2002	14,405
9/30/2002	13,262	9/30/2002	13,611	9/30/2002	15,065
12/31/2002	13,433	12/31/2002	13,774	12/31/2002	15,302
3/31/2003	13,597	3/31/2003	13,929	3/31/2003	15,515
6/30/2003	13,914	6/30/2003	14,240	6/30/2003	15,903
9/30/2003	13,902	9/30/2003	14,196	9/30/2003	15,880
12/31/2003	13,927	12/31/2003	14,206	12/31/2003	15,930
3/31/2004	14,255	3/31/2004	14,526	3/31/2004	16,354
6/30/2004	13,929	6/30/2004	14,177	6/30/2004	15,954
9/30/2004	14,320	9/30/2004	14,560	9/30/2004	16,464
12/31/2004	14,451	12/31/2004	14,675	12/31/2004	16,621
3/31/2005	14,396	3/31/2005	14,603	3/31/2005	16,541
6/30/2005	14,760	6/30/2005	14,956	6/30/2005	17,039
9/30/2005	14,649	9/30/2005	14,822	9/30/2005	16,925
12/31/2005	14,714	12/31/2005	14,872	12/31/2005	17,025
3/31/2006	14,608	3/31/2006	14,746	3/31/2006	16,914
6/30/2006	14,567	6/30/2006	14,687	6/30/2006	16,901
9/30/2006	15,068	9/30/2006	15,192	9/30/2006	17,545
12/31/2006	15,247	12/31/2006	15,373	12/31/2006	17,762
3/31/2007	15,450	3/31/2007	15,577	3/31/2007	18,029
6/30/2007	15,335	6/30/2007	15,460	6/30/2007	17,935

For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Income Fund from 6/30/97 to 6/30/07, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*	Reflects maximum front-end sales charge of 3.75%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 1/4/94.

[1]	The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The above indices are for illustrative purposes only and the Lehman Brothers Aggregate Bond Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis Intermediate Income Fund

Schedule of portfolio investments
June 30, 2007 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE

ASSET BACKED SECURITIES — 2.3%
Honda Auto Receivables Owner Trust, 4.15%, 10/15/10	$1,000,000	$988,024
Massachusetts RRB Special Purpose Trust, 3.78%, 9/15/10	625,448	620,031
Morgan Stanley Auto Loan Trust, 3.33%, 10/15/11	1,828,840	1,817,605
PG&E Energy Recovery Funding LLC, 3.87%, 6/25/11	942,405	928,568
Residential Funding Mortgage Securities, 5.53%, 1/25/36	1,000,000	995,349
Wachovia Auto Loan Owner Trust, 5.10%, 7/20/11 (a)	1,000,000	996,816

TOTAL ASSET BACKED SECURITIES		6,346,393

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
JP Morgan Securities, Inc., 4.50%, 9/25/19	671,878	655,066

COMMERCIAL MORTGAGE BACKED SECURITIES — 8.3%
Bear Stearns Commercial Mortgage Securities, 5.20%, 12/1/38	2,000,000	1,903,946
Bear Stearns Commercial Mortgage Securities, 5.71%, 6/11/40	1,000,000	988,442
Bear Stearns Commercial Mortgage Securities, 5.12%, 2/11/41	1,000,000	959,435
Bear Stearns Commercial Mortgage Securities, 4.67%, 6/11/41	1,000,000	930,233
Bear Stearns Commercial Mortgage Securities, 5.54%, 9/11/41	2,000,000	1,955,702
Bear Stearns Commercial Mortgage Securities, 4.56%, 2/13/42	1,000,000	979,201
Bear Stearns Commercial Mortgage Securities, 5.13%, 10/12/42	1,125,000	1,112,212
Bear Stearns Commercial Mortgage Securities, 5.33%, 2/11/44	2,000,000	1,921,367
Chase Commercial Mortgage Securities Corp., 7.32%, 10/15/32	1,000,000	1,043,326
JP Morgan Chase Commercial Mortgage Securities, 5.40%, 5/15/45	2,000,000	1,932,656
JP Morgan Chase Commercial Mortgage Securities, 4.63%, 3/15/46	1,000,000	979,881
JP Morgan Trust, 4.90%, 10/15/42	1,000,000	963,451
Morgan Stanley Capital, 5.01%, 1/14/42	1,000,000	974,406
Morgan Stanley Capital, 4.83%, 6/12/47	1,000,000	966,746
Morgan Stanley Capital I, 5.98%, 8/12/41	1,000,000	1,003,945
Morgan Stanley Capital I, 5.51%, 11/12/49	2,000,000	1,948,168
PNC, 7.51%, 12/10/32	2,000,000	2,085,017

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES		22,648,134

CORPORATE BONDS — 19.2%
AGRICULTURAL SERVICES — 0.5%
Cargill, Inc., 7.50%, 9/1/26 (a)	1,250,000	1,430,565

ASSET MANAGEMENT — 0.5%
Legg Mason, Inc., 6.75%, 7/2/08	1,300,000	1,312,899

BANKING — 0.4%
Citigroup, Inc., 5.13%, 5/5/14 (b)	1,000,000	967,448

COMMERCIAL BANKS — 1.3%
Bank of America Corp., 7.75%, 8/15/15	1,000,000	1,118,206
State Street Corp., 7.35%, 6/15/26	1,000,000	1,149,919
Wells Fargo Co., 5.13%, 9/1/12 (b)	1,250,000	1,227,130

		3,495,255

CONSTRUCTION — 0.2%
KB Home, 8.63%, 12/15/08	500,000	510,000

Schedule of portfolio investments

MMA Praxis Intermediate Income Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE

CORPORATE BONDS — 19.2%, continued
ELECTRIC - INTEGRATED — 1.0%
Midamerican Energy Co., 6.75%, 12/30/31 (b)	$1,500,000	$1,606,565
Puget Sound Energy, Inc., 6.74%, 6/15/18	1,000,000	1,043,980

		2,650,545

ELECTRIC SERVICES — 0.7%
AEP Texas North Co., Series B, 5.50%, 3/1/13	1,000,000	980,679
FPL Energy Caithness Funding, 7.65%, 12/31/18 (a)	742,893	791,323

		1,772,002

ELECTRONIC COMPONENTS - SEMICONDUCTORS — 0.2%
Applied Materials, Inc., 7.13%, 10/15/17	500,000	534,512

FINANCE - AUTO LOANS — 0.7%
Ford Motor Credit Co., 7.25%, 10/25/11 (b)	1,000,000	962,432
Ford Motor Credit Co., 8.00%, 12/15/16 (b)	500,000	478,924
General Motors Acceptance Corp., 6.75%, 12/1/14 (b)	500,000	478,828

		1,920,184

FINANCIAL SERVICES — 2.1%
Countrywide Financial Corp., 5.80%, 6/7/12 (b)	1,000,000	992,956
Countrywide Financial Corp., 6.25%, 5/15/16 (b)	500,000	491,051
ERAC USA Finance Co., 5.90%, 11/15/15 (a)	1,000,000	977,209
General Electric Capital Corp., 6.88%, 11/15/10 (b)	1,000,000	1,043,999
General Electric Capital Corp., 6.75%, 3/15/32 (b)	1,000,000	1,084,967
SLM Corp., 4.00%, 1/15/09	1,000,000	960,827

		5,551,009

FIRE, MARINE & CASUALTY INSURANCE — 0.4%
Berkley Corp., 5.13%, 9/30/10	1,000,000	986,511

FOOD PROCESSING — 0.3%
Dean Foods Co., 8.15%, 8/1/07 (b)	750,000	750,000

INSURANCE — 1.1%
American International Group, 6.25%, 5/1/36 (b)	1,000,000	1,009,258
Fidelity National Title, 7.30%, 8/15/11	1,000,000	1,042,075
Principal Life Global, 6.25%, 2/15/12 (a)	1,000,000	1,028,623

		3,079,956

INTERNAL COMBUSTION ENGINES, N.E.C. — 0.4%
Briggs & Stratton Corp., 8.88%, 3/15/11	1,000,000	1,063,871

MEDICAL - BIOMEDICAL/GENETIC — 0.5%
Amgen, Inc., 4.00%, 11/18/09	1,500,000	1,451,609

NATURAL GAS PRODUCTION AND/OR DISTRIBUTION — 1.7%
Indiana Gas Co., 6.55%, 6/30/28	250,000	253,407
Keyspan Gas East, 7.88%, 2/1/10	1,250,000	1,319,830
National Fuel Gas Co., 6.30%, 5/27/08	1,000,000	1,006,017
Northern Natural Gas, 5.38%, 10/31/12 (a)	1,000,000	988,331
Southern Union Co., 8.25%, 11/15/29	1,050,000	1,179,971

		4,747,556

MMA Praxis Intermediate Income Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE

CORPORATE BONDS — 19.2%, continued
NETWORKING — 0.4%
Cisco Systems, Inc., 5.25%, 2/22/11 (b)	$1,000,000	$994,002

OIL & GAS EXPLORATION, PRODUCTION & SERVICES — 1.9%
Burlington Resources, Inc., 7.38%, 3/1/29	1,073,000	1,210,923
Conoco, Inc., 6.95%, 4/15/29 (b)	1,075,000	1,173,215
Pemex Project, 7.38%, 12/15/14	500,000	543,423
Ras Laffan, 5.83%, 9/30/16 (a)	1,000,000	983,110
XTO Energy, Inc., 7.50%, 4/15/12 (b)	1,000,000	1,075,100

		4,985,771

PUBLISHING - JOURNALS — 0.4%
Thomson Corp., 6.20%, 1/5/12 (b)	1,200,000	1,221,145

RESTAURANTS — 0.4%
YUM! Brands, Inc., 8.88%, 4/15/11 (b)	1,000,000	1,100,220

RETAIL - BUILDING PRODUCTS — 0.5%
Home Depot, Inc., 5.25%, 12/16/13 (b)	500,000	482,294
Home Depot, Inc., 5.40%, 3/1/16 (b)	1,000,000	937,392

		1,419,686

RETAIL - DISCOUNT — 0.8%
Dollar General Corp., 8.63%, 6/15/10	1,000,000	1,087,087
Wal-Mart Stores, 7.55%, 2/15/30 (b)	1,000,000	1,161,811

		2,248,898

SUPRANATIONAL BANK — 0.7%
Corporation Andina de Fomento, 5.20%, 5/21/13	1,000,000	971,857
IFFIM, 5.00%, 11/14/11 (a)	1,000,000	983,254

		1,955,111

TELECOMMUNICATIONS — 0.4%
Embarq Corp., 6.74%, 6/1/13 (b)	1,000,000	1,019,077

TELEPHONE - INTEGRATED — 0.7%
Sprint Capital Corp., 7.63%, 1/30/11	1,000,000	1,052,110
Verizon Communications, 5.55%, 2/15/16 (b)	1,000,000	974,263

		2,026,373

TRANSPORTATION SERVICES — 0.7%
Canadian National Railways, 4.40%, 3/15/13 (b)	1,000,000	935,844
Golden State Petroleum Transportation, 8.04%, 2/1/19	1,000,000	1,053,610

		1,989,454

UTILITIES - NATURAL GAS — 0.4%
Michigan Consolidated Gas Co., 8.25%, 5/1/14	1,000,000	1,131,789

TOTAL CORPORATE BONDS		52,315,448

CORPORATE NOTES — 1.1%
COMMUNITY DEVELOPMENT — 1.1%
MMA Community Development Investment, Inc., 2.98%, 12/31/09, (c)+	1,150,000	1,150,000
MMA Community Development Investment, Inc., 4.47%, 12/31/09, (c)+	1,925,000	1,925,000

TOTAL CORPORATE NOTES		3,075,000

MMA Praxis Intermediate Income Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE

INTEREST ONLY BONDS — 0.3%
FREDDIE MAC — 0.2%
5.00%, 5/15/23	$1,080,017	$22,429
5.00%, 4/15/29	2,000,000	394,883

		417,312

GOVERNMENT NATIONAL MORTGAGE ASSOC — 0.1%
1.03%, 4/16/27	9,502,000	305,013

TOTAL INTEREST ONLY BONDS		722,325

U.S. GOVERNMENT AGENCIES — 65.7%
FANNIE MAE — 28.8%
5.25%, 1/15/09	3,000,000	3,000,234
7.25%, 1/15/10	4,450,000	4,664,017
6.13%, 3/15/12	2,700,000	2,792,221
4.38%, 7/17/13	5,250,000	4,970,148
4.13%, 4/15/14	900,000	836,627
7.35%, 1/1/15	322,826	347,011
5.00%, 4/15/15	2,250,000	2,195,474
7.00%, 7/1/15	17,782	18,488
5.00%, 2/13/17	1,000,000	967,419
5.00%, 5/11/17	2,750,000	2,651,105
5.00%, 7/1/18	852,341	826,864
5.00%, 9/1/18	1,155,548	1,121,008
7.00%, 11/1/19	126,799	131,976
7.00%, 11/1/19	70,385	73,258
5.50%, 6/1/22	2,461,372	2,425,461
5.00%, 7/1/23	1,590,557	1,518,546
5.00%, 4/1/24	1,573,593	1,500,823
5.00%, 4/1/25	1,960,036	1,866,820
5.00%, 7/1/25	1,778,435	1,693,856
5.00%, 10/1/25	2,119,286	2,018,496
5.50%, 11/1/25	1,648,088	1,608,382
8.50%, 9/1/26	332,045	355,718
6.63%, 11/15/30	2,500,000	2,817,378
6.50%, 5/1/31	132,141	133,395
6.50%, 6/1/32	312,908	318,450
6.00%, 10/1/32	276,176	274,895
5.00%, 2/1/33	1,475,293	1,389,674
5.50%, 3/1/33	744,331	721,334
5.50%, 4/1/33	571,845	554,056
6.90%, 6/1/33	295,241	298,995
6.00%, 8/1/33	479,591	474,456
4.28%, 10/1/33	1,180,753	1,185,351
6.00%, 10/1/33	588,754	582,450
5.50%, 2/1/34	1,062,498	1,024,769
6.73%, 2/1/34	601,686	609,132
5.50%, 2/4/34	1,179,826	1,137,930

MMA Praxis Intermediate Income Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE

U.S. GOVERNMENT AGENCIES — 65.7%, continued
7.07%, 4/1/34	$198,267	$201,309
4.19%, 5/1/34	838,165	834,451
5.50%, 5/1/34	1,180,203	1,143,489
6.00%, 8/1/34	2,013,452	1,991,892
5.50%, 10/1/34	1,326,021	1,283,834
5.50%, 11/1/34	1,350,738	1,302,773
6.00%, 11/1/34	2,402,946	2,377,216
5.50%, 1/1/35	2,031,975	1,967,328
5.50%, 1/1/35	1,404,811	1,354,926
5.00%, 10/1/35	2,602,352	2,438,378
5.50%, 10/1/35	3,168,992	3,064,199
6.00%, 10/1/35	1,528,997	1,512,625
5.50%, 4/1/36	2,649,723	2,562,102
6.00%, 6/1/36	1,789,994	1,770,827
5.50%, 11/1/36	2,877,727	2,775,539
5.43%, 5/1/37	2,483,605	2,464,687

		78,151,792

FEDERAL FARM CREDIT BANK — 0.7%
4.88%, 12/16/15	2,000,000	1,925,660

FEDERAL HOME LOAN BANK — 2.9%
4.13%, 8/13/10	1,000,000	969,624
6.63%, 11/15/10	900,000	938,040
3.88%, 6/14/13	300,000	277,603
4.50%, 9/16/13	1,250,000	1,192,880
4.75%, 12/16/16	2,600,000	2,465,115
5.50%, 7/15/36	2,150,000	2,113,082

		7,956,344

FREDDIE MAC — 29.8%
9.00%, 6/1/08	298	320
6.75%, 1/15/09	102,169	102,465
5.75%, 3/15/09	5,450,000	5,495,585
3.75%, 7/15/09	2,000,000	2,661,436
4.13%, 7/12/10	1,987,000	1,927,839
4.00%, 9/1/10	1,101,161	1,069,708
6.88%, 9/15/10	2,081,000	2,182,407
5.00%, 7/15/14	2,700,000	2,649,432
6.00%, 9/1/17	1,273,284	1,278,895
5.00%, 10/1/17	710,822	689,525
5.50%, 11/1/17	1,099,880	1,087,336
6.00%, 2/1/18	605,384	608,740
5.00%, 5/1/18	610,969	592,710
4.50%, 6/1/18	1,816,791	1,731,694
5.00%, 9/1/18	1,000,122	970,233
5.00%, 9/1/18	1,003,573	973,529
5.00%, 10/1/18	1,066,909	1,034,980
5.00%, 11/1/18	995,233	965,490

MMA Praxis Intermediate Income Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE

U.S. GOVERNMENT AGENCIES — 65.7%, continued
5.00%, 4/1/19	$1,782,544	$1,727,137
5.50%, 12/15/20	1,464,763	1,442,460
5.00%, 12/1/21	3,841,831	3,713,466
5.00%, 12/10/21	2,625,000	2,488,020
5.50%, 4/1/22	2,926,299	2,881,995
6.00%, 4/1/27	2,978,875	2,976,743
7.00%, 2/1/30	776,416	796,733
7.50%, 7/1/30	705,649	729,325
5.00%, 12/15/30	2,000,000	1,930,090
6.50%, 2/1/31	46,312	46,795
7.00%, 3/1/31	405,323	415,929
6.75%, 3/15/31	3,050,000	3,490,569
5.00%, 4/15/31	2,000,000	1,932,835
6.50%, 8/1/31	35,284	35,999
6.50%, 2/1/32	311,321	317,634
5.00%, 2/15/32	2,000,000	1,877,451
6.00%, 10/1/32	1,010,997	1,007,948
5.50%, 8/1/33	1,537,404	1,489,892
5.50%, 11/1/33	1,187,612	1,150,910
5.50%, 12/1/33	979,850	949,570
2.93%, 5/1/34	560,113	563,315
3.01%, 5/1/34	921,827	927,708
6.00%, 11/1/34	954,112	950,068
5.00%, 7/1/35	1,740,262	1,635,520
5.00%, 7/1/35	2,569,650	2,414,989
5.50%, 3/1/36	1,803,002	1,743,017
5.50%, 6/1/36	2,761,756	2,665,010
5.50%, 6/1/36	2,816,941	2,718,227
6.00%, 6/1/36	1,892,994	1,876,920
5.50%, 12/1/36	2,878,729	2,777,885
5.50%, 12/1/36	2,871,372	2,770,786
5.73%, 1/1/37	2,369,914	2,364,449

		80,831,719

GOVERNMENT NATIONAL MORTGAGE ASSOC. — 1.8%
7.50%, 9/15/07	2,765	2,872
6.75%, 4/15/16	94,581	97,775
7.00%, 12/20/30	142,886	147,166
6.50%, 4/20/31	159,055	162,482
6.50%, 7/20/31	140,918	143,262
6.50%, 10/20/31	303,484	310,023
7.00%, 10/20/31	88,158	90,799
7.00%, 3/20/32	345,042	355,379
6.50%, 5/20/32	184,353	188,162
6.50%, 1/20/34	486,451	490,143

MMA Praxis Intermediate Income Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES OR
	PRINCIPAL
	AMOUNT	VALUE

U.S. GOVERNMENT AGENCIES — 65.7%, continued
6.93%, 9/15/39	$2,021,131	$2,049,105
6.85%, 10/15/39	717,233	729,234

		4,766,402

SMALL BUSINESS ADMINISTRATION — 0.4%
6.00%, 9/25/18	91,979	92,482
5.60%, 2/25/32	995,348	992,507

		1,084,989

TENNESSEE VALLEY AUTHORITY — 1.3%
6.25%, 12/15/17	2,000,000	2,120,346
4.65%, 6/15/35	1,750,000	1,513,626

		3,633,972

TOTAL U.S. GOVERNMENT AGENCIES		178,350,878

MUTUAL FUNDS — 0.9%
Pax World High Yield Fund	286,591	2,467,552

SHORT TERM INVESTMENTS — 1.1%
Northern Institutional Government Select Portfolio	3,099,048	3,099,048

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING — 4.0%
Northern Institutional Liquid Asset Portfolio	10,841,714	10,841,714

TOTAL INVESTMENTS (Cost $287,006,306) — 103.1%		$280,521,558
Liabilities in excess of other assets — (3.1%)		(8,417,325)

NET ASSETS — 100.0%		$272,104,233

(a)	144A security is restricted as to resale to institutional investors. These securities have been deemed liquid under guidelines established by the Board of Trustees. At June 30, 2007, these securities were valued at $8,179,231 or 3.01% of net assets.
(b)	All or part of this security was on loan, as of June 30, 2007.
(c)	Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 2.98% - 12/01, $1,150,000 and MMA Community Development Investment, Inc., 4.47% - 12/01, $1,925,000. At June 30, 2007 these securities had an aggregate market value of $3,075,000, representing 1.1% of net assets.
+	Variable rate security. Rates presented are the rates in effect at June 30, 2007. Date presented reflects next rate change date.

See notes to financial statements.

MMA Praxis Intermediate Income Fund

Statement of assets and liabilities
June 30, 2007 (Unaudited)

ASSETS:
Investments, at value* (cost $273,089,592)	$266,604,844
Investments in affiliates, at value (cost $3,075,000)	3,075,000
Investments held as collateral for securities loaned, at value (cost $10,841,714)	10,841,714

Total Investments	280,521,558

Cash	31,382
Interest and dividends receivable	2,662,055
Receivable for capital shares sold	230,275
Prepaid expenses	24,927

Total Assets	283,470,197

LIABILITIES:
Distributions payable to shareholders	214,566
Payable for capital shares redeemed	147,459
Payable for securities loaned	10,841,714
Accrued expenses and other payables:
Investment advisory fees	83,511
Affiliates	42,241
Distribution fees	20,099
Trustees fees	5,527
Other	10,847

Total Liabilities	11,365,964

NET ASSETS:
Capital	282,036,192
Accumulated net investment loss	(9,918)
Accumulated net realized loss on investments, foreign currency transactions	(3,437,293)
Net unrealized depreciation on investments	(6,484,748)

Net Assets	$272,104,233

Net Assets
Class A	$44,323,281
Class B	22,698,722
Class I	205,082,230

Total	$272,104,233

Shares Outstanding (unlimited number of shares authorized with $.01 par value)
Class A	4,665,398
Class B	2,387,147
Class I	21,607,410

Total	28,659,955

Net asset value
Class A — Redemption Price Per Share(A)	$9.50

Class A — Maximum Sales Charge	3.75%

Class A — Maximum Offering Price Per Share
[(100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent]	$9.87

Class B — offering price per share**(A)	$9.51

Class I — offering price per share**(A)	$9.49

*	Includes securities on loan of $10,546,971.
**	Redemption price per share varies by length of time shares are held.
(A)	Net proceeds upon redemption may include a redemption fee.

See notes to financial statements.

Statement of assets and liabilities

MMA Praxis Intermediate Income Fund

Statement of operations
For the six months ended June 30, 2007 (Unaudited)

INVESTMENT INCOME:
Interest	$6,540,779
Income from securities lending	5,149
Interest from affiliates	61,187

Total Investment Income	6,607,115

EXPENSES:
Investment advisory fees	678,823
Distribution fees — Class A	53,612
Distribution fees — Class B	90,159
Shareholder servicing fees — Class A	53,612
Shareholder servicing fees — Class B	30,053
Administration fees	190,053
Legal fees and expenses	32,679
Custodian fees	7,151
Trustees’ fee and expenses	18,998
Other expenses	91,036

Total expenses before reductions/reimbursements	1,246,176
Expenses waived by Investment Adviser	(169,206)
Expenses reduced by Distributor	(83,666)

Net Expenses	993,304

Net Investment Income	5,613,811

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments, foreign currency transactions, and swap contracts	309,658
Change in unrealized appreciation/depreciation of investments and foreign currency translations during the period	(4,049,894)

Net realized and unrealized loss on investments and foreign currency transactions	(3,740,236)

Net increase in net assets resulting from operations	$1,873,575

See notes to financial statements.

Statement of operations

MMA Praxis Intermediate Income Fund

Statements of changes in net assets

	Six Months
	Ended	Year Ended
	June 30, 2007	December 31,
	(Unaudited)	2006

From Investment Activities:
Net investment income	$5,613,811	$11,515,535
Net realized gain (loss) on investments and foreign currency transactions	309,658	(789,940)
Change in unrealized appreciation/depreciation of investments and foreign currency translations during the period	(4,049,894)	(1,145,512)

Net increase in net assets resulting from operations	1,873,575	9,580,083

Distributions to Class A Shareholders:
From net investment income	(973,210)	(4,529,498)

Distributions to Class B Shareholders:
From net investment income	(483,463)	(1,056,652)

Distributions to Class I Shareholders:
From net investment income	(4,889,444)	(6,127,725)

Change in net assets from distributions to shareholders	(6,346,117)	(11,713,875)

Change in net assets from capital transactions	3,179,352	1,020,852

Change in net assets	(1,293,190)	(1,112,940)

Net Assets:
Beginning of period	273,397,423	274,510,363

End of period	$272,104,233	$273,397,423

Accumulated (distributions in excess of) net investment income	$(9,918)	$34,957

See notes to financial statements.

Statements of changes in net assets

MMA Praxis Intermediate Income Fund

Financial highlights

For a share outstanding throughout the period indicated.

	Class A Shares

	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2007		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$9.66		$9.73	$9.95	$9.99	$10.05	$9.69

Investment Activities:
Net investment income	0.22		0.38	0.37	0.39	0.39	0.48
Net realized and unrealized gains (losses) from investments, foreign currency transactions and swap contracts	(0.16)		(0.04)	(0.19)	(0.02)	(0.03)	0.37

Total from Investment Activities	0.06		0.34	0.18	0.37	0.36	0.85

Distributions:
Net investment income	(0.22)		(0.41)	(0.40)	(0.41)	(0.42)	(0.49)

Paid-in capital from redemption fees (a)	—		—	—	—	—	—

Net Asset Value, End of Period	$9.50		$9.66	$9.73	$9.95	$9.99	$10.05

Total Return (excludes sales charge)	0.57%	(b)	3.63%	1.82%	3.77%	3.67%	9.02%

Ratios/Supplemental Data:
Net assets at end of period (000)	$44,323		$41,350	$239,583	$231,369	$39,270	$32,931
Ratio of expenses to average net assets	0.88%	(c)	0.93%	0.94%	0.91%	0.85%	0.85%
Ratio of net investment income to average net assets	3.99%	(c)	4.19%	3.77%	3.69%	3.85%	4.94%
Ratio of expenses to average net assets*	1.25%	(c)	1.28%	1.23%	1.33%	1.58%	1.69%
Portfolio Turnover (d)	38.10%		34.19%	37.79%	30.29%	47.58%	58.16%

*	During the period, certain expenses were reduced, reimbursed or paid by a third party. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

Financial highlights

MMA Praxis Intermediate Income Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class B Shares

	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2007		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$9.66		$9.73	$9.94	$9.98	$10.05	$9.69

Investment Activities:
Net investment income	0.20		0.37	0.33	0.33	0.34	0.45
Net realized and unrealized gains (losses) from investments	(0.16)		(0.08)	(0.20)	(0.01)	(0.03)	0.36

Total from Investment Activities	0.04		0.29	0.13	0.32	0.31	0.81

Distributions:
Net investment income	(0.19)		(0.36)	(0.34)	(0.36)	(0.38)	(0.45)

Paid-in capital from redemption fees (a)	—		—	—	—	—	—

Net Asset Value, End of Period	$9.51		$9.66	$9.73	$9.94	$9.98	$10.05

Total Return (excludes redemption charge)	0.44%	(b)	3.10%	1.34%	3.30%	3.14%	8.64%

Ratios/Supplemental Data:
Net assets at end of period (000)	$22,699		$25,827	$34,927	$39,506	$44,238	$41,544
Ratio of expenses to average net assets	1.33%	(c)	1.36%	1.39%	1.38%	1.30%	1.20%
Ratio of net investment income to average net assets	3.54%	(c)	3.77%	3.31%	3.31%	3.41%	4.59%
Ratio of expenses to average net assets*	1.75%	(c)	1.77%	1.79%	1.91%	2.07%	2.19%
Portfolio Turnover(d)	38.10%		34.19%	37.79%	30.29%	47.58%	58.16%

*	During the period, certain expenses were reduced, reimbursed or paid by a third party. If such activity had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Intermediate Income Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class I Shares

	Six Months
	Ended		Period Ended
	June 30, 2007		December 31,
	(Unaudited)		2006 (a)

Net Asset Value, Beginning of Period	$9.65		$9.47

Investment Activities:
Net investment income	0.23		0.29
Net realized and unrealized gains (losses) from investments	(0.16)		0.18

Total from Investment Activities	0.07		0.47

Distributions:
Net investment income	(0.23)		(0.29)

Paid-in capital from redemption fees	—		—	(b)

Net Asset Value, End of Period	$9.49		$9.65

Total Return (excludes redemption charge)	0.70%	(c)	5.07%	(c)

Ratios/Supplemental Data:
Net assets at end of period (000)	$205,082		$206,221
Ratio of expenses to average net assets	0.63%	(d)	0.63%	(d)
Ratio of net investment income to average net assets	4.24%	(d)	4.47%	(d)
Ratio of expenses to average net assets*	0.75%	(d)	0.76%	(d)
Portfolio Turnover (e)	38.10%		34.19%

*	During the period, certain expenses were reduced, reimbursed or paid by a third party. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Core Stock Fund
Semi-annual report to shareholders
Portfolio managers’ letter

Market environment
For the six-month period ended June 30, 2007, the stock market, as measured by the Standard & Poor 500 Index increased by 6.96 percent. The sectors within the S&P that turned in the strongest performance were energy, material, and telecommunication service companies. The sectors that turned in the weakest performance were banking, diversified financial, real estate, and consumer discretionary companies.

MMA Praxis Core Stock Fund performance overview
For the six-months ended June 30, 2007, the Class A shares of MMA Praxis Core Stock Fund increased by 4.92 percent, compared to its benchmark, the S&P, which increased by 6.96 percent.

The Fund’s two largest sector holdings were in diversified financial and insurance companies. The Fund’s holdings in these two sectors did a little better than break even, thereby detracting from performance relative to the S&P. One diversified financial company, Ameriprise Financial, was among the top contributors to performance. Two diversified financial companies, Citigroup and Moody’s, and one insurance company, American International Group, were among the top detractors from performance.

The Fund also made a significant investment in consumer discretionary companies. The Fund’s consumer discretionary companies out-performed the corresponding sector within the S&P, but did not match the performance of the S&P, thereby detracting from relative performance. Amazon.com was among the top contributors to performance, while Harley-Davidson and Bed Bath & Beyond were among the top detractors from performance.

The banking sector was among the worst performing sectors of the S&P. While the Fund’s banking companies out-performed the corresponding sector within the S&P, the Fund’s performance was harmed by a higher relative weighting in this poorly performing sector. Wachovia Corp. was among the top detractors from performance.

The energy sector was the top performing sector of the S&P and was also the most important contributor to the Fund’s performance over the six-month period. ConocoPhillips, Devon Energy, EOG Resources, and Transocean were all among the top contributors to performance.

The Fund’s material companies out-performed both the corresponding sector within the S&P and out-performed the Index itself. The Fund also benefited from a higher relative weighting in this sector. Martin Marietta Materials and Vulcan Materials were among the top contributors to performance. Sealed Air was among the top detractors from performance.

Individual companies contributing to performance included Tyco International (an industrial company) and Costco Wholesale (a consumer staples company). Individual companies detracting from performance included Procter & Gamble (a consumer staples company), Iron Mountain (an information technology company), and UnitedHealth Group (a health care company).

Over the past six-months there were no changes to the companies making up the Fund’s top ten holdings. As of June 30, 2007, the Fund’s top ten holdings represented approximately 42 percent of total net assets.

The Fund managers have identified a number of investment opportunities in foreign companies. The Fund ended the period with approximately 8 percent of its assets invested in foreign companies. As a group, the foreign companies owned by the Fund out-performed the S&P over the period.

Christopher C. Davis
Portfolio Manager and CEO of Davis Advisors

Kenneth C. Feinberg
Portfolio Manager

MMA Praxis Core Stock Fund

MMA Praxis Core Stock Fund

Performance review

Average annual total returns as of 6/30/07

	Inception
	Date	1 Year	3 Year	5 Year	10 Year
Class A	5/12/99	16.32%	8.10%	6.96%	4.49%
Class A*	5/12/99	10.20%	6.18%	5.81%	3.93%

Class B	1/4/94	15.53%	7.39%	6.27%	4.01%
Class B**	1/4/94	11.53%	6.51%	6.11%	4.01%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 5.25%.

**	The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped. This is called a Contingent Deferred Sales Charge (“CDSC”). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 1/4/94. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

Performance review

MMA Praxis Core Stock Fund

Performance review (continued)

Growth of $10,000 investment 6/30/97 to 6/30/07

Class A - load		Class B - no load			S&P 500
Date	Balance	Date		Balance	Date	Balance

6/30/1997	9,475	6/30/1997		10,000	6/30/1997	10,000
9/30/1997	10,044	9/30/1997		10,601	9/30/1997	10,749
12/31/1997	10,533	12/31/1997		11,116	12/31/1997	11,058
3/31/1998	11,685	3/31/1998		12,332	3/31/1998	12,600
6/30/1998	11,116	6/30/1998		11,732	6/30/1998	13,016
9/30/1998	9,517	9/30/1998		10,045	9/30/1998	11,721
12/31/1998	11,160	12/31/1998		11,778	12/31/1998	14,218
3/31/1999	11,612	3/31/1999		12,255	3/31/1999	14,926
6/30/1999	12,969	6/30/1999		13,673	6/30/1999	15,978
9/30/1999	12,050	9/30/1999		12,696	9/30/1999	14,981
12/31/1999	12,575	12/31/1999		13,211	12/31/1999	17,210
3/31/2000	13,170	3/31/2000		13,812	3/31/2000	17,604
6/30/2000	12,886	6/30/2000		13,495	6/30/2000	17,136
9/30/2000	12,762	9/30/2000		13,338	9/30/2000	16,970
12/31/2000	12,522	12/31/2000		13,075	12/31/2000	15,643
3/31/2001	11,604	3/31/2001		12,105	3/31/2001	13,787
6/30/2001	11,938	6/30/2001		12,422	6/30/2001	14,594
9/30/2001	10,565	9/30/2001		10,980	9/30/2001	12,452
12/31/2001	11,535	12/31/2001		11,959	12/31/2001	13,782
3/31/2002	11,733	3/31/2002		12,150	3/31/2002	13,820
6/30/2002	10,497	6/30/2002		10,862	6/30/2002	11,968
9/30/2002	8,901	9/30/2002		9,185	9/30/2002	9,900
12/31/2002	9,442	12/31/2002		9,738	12/31/2002	10,736
3/31/2003	9,056	3/31/2003		9,321	3/31/2003	10,398
6/30/2003	10,020	6/30/2003		10,301	6/30/2003	11,998
9/30/2003	10,200	9/30/2003		10,463	9/30/2003	12,316
12/31/2003	11,213	12/31/2003		11,488	12/31/2003	13,815
3/31/2004	11,471	3/31/2004		11,732	3/31/2004	14,049
6/30/2004	11,634	6/30/2004		11,886	6/30/2004	14,291
9/30/2004	11,256	9/30/2004		11,478	9/30/2004	14,023
12/31/2004	12,071	12/31/2004		12,288	12/31/2004	15,318
3/31/2005	11,761	3/31/2005		11,952	3/31/2005	14,989
6/30/2005	11,878	6/30/2005		12,052	6/30/2005	15,194
9/30/2005	12,078	9/30/2005		12,234	9/30/2005	15,741
12/31/2005	12,498	12/31/2005		12,643	12/31/2005	16,070
3/31/2006	12,714	3/31/2006		12,834	3/31/2006	16,746
6/30/2006	12,637	6/30/2006		12,743	6/30/2006	16,505
9/30/2006	13,070	9/30/2006	A	13,180	9/30/2006	17,440
12/31/2006	14,010	12/31/2006	A	14,128	12/31/2006	18,608
3/31/2007	13,882	3/31/2007		13,999	3/31/2007	18,727
6/30/2007	14,700	6/30/2007		14,822	6/30/2007	19,903

For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the Core Stock Fund from 6/30/97 to 6/30/07, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 1/4/94.

[1]	The S&P 500 Composite Stock Price Index (the “S&P 500R Index”) is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund’s performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis Core Stock Fund

Schedule of portfolio investments
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 97.9%
ADVERTISING SERVICES — 0.3%
WPP Group plc ADR (b)	13,900	$1,039,025

AUTOMOTIVE — 0.5%
CarMax, Inc. (a)	74,400	1,897,200

BANKS — 10.3%
Commerce Bancorp, Inc. (b)	65,700	2,430,243
HSBC Holdings plc	595,805	10,945,920
Mellon Financial Corp.	83,400	3,669,600
State Street Corp.	10,600	725,040
Wachovia Corp.	154,574	7,921,918
Wells Fargo & Co.	292,000	10,269,640

		35,962,361

BROADCASTING/CABLE — 3.9%
Comcast Corp., Class A (a)(b)	440,450	12,314,982
Liberty Media Corp — Capital, Series A (a)	11,735	1,380,975

		13,695,957

BROKERAGE SERVICES — 4.4%
JPMorgan Chase & Co.	313,000	15,164,850

BUILDING MATERIALS & CONSTRUCTION — 1.0%
Vulcan Materials Co.	28,900	3,310,206

BUSINESS SERVICES — 1.3%
Iron Mountain, Inc. (a)(b)	171,300	4,476,069

COMPUTER EQUIPMENT & SERVICES — 0.6%
Google, Inc., Class A (a)	1,560	816,473
Nokia Oyj ADR (b)	42,200	1,186,242

		2,002,715

COMPUTERS & PERIPHERALS — 2.1%
Dell, Inc. (a)	164,600	4,699,330
Hewlett-Packard Co.	59,200	2,641,504

		7,340,834

CONSTRUCTION — 1.4%
Martin Marietta Materials, Inc. (b)	29,400	4,763,388

		5,448,178

CONSUMER FINANCIAL SERVICES — 6.2%
American Express Co.	289,100	17,687,138
H&R Block, Inc.	164,650	3,847,871

		21,535,009

CONSUMER GOODS & SERVICES — 1.1%
Procter & Gamble Co.	62,500	3,824,375

CONTAINERS — PAPER & PLASTIC — 2.3%
Sealed Air Corp. (b)	252,200	7,823,244

COSMETICS & TOILETRIES — 0.5%
Avon Products, Inc.	43,900	1,613,325

Schedule of portfolio investments

MMA Praxis Core Stock Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 97.9%, continued
E-COMMERCE — 1.7%
Amazon.com, Inc. (a)(b)	44,300	$3,030,563
Expedia, Inc. (a)(b)	25,300	741,037
IAC/InterActiveCorp. (a)(b)	22,200	768,342
Liberty Media Corp — Interactive, Class A (a)	54,675	1,220,893

		5,760,835

FINANCIAL SERVICES — 5.9%
Ameriprise Financial, Inc.	78,800	5,009,316
Citigroup, Inc.	151,500	7,770,435
E*TRADE Financial Corp. (a)	22,500	497,025
Moody’s Corp. (b)	70,800	4,403,760
Morgan Stanley	33,400	2,801,592

		20,482,128

FOOD PRODUCTS — 0.6%
The Hershey Co.	41,400	2,095,668

HOME FURNISHINGS — 0.3%
Hunter Douglas N.V.	11,700	1,108,946

INSURANCE — 15.3%
Ambac Financial Group, Inc.	16,700	1,456,073
American International Group, Inc.	236,100	16,534,083
Aon Corp.	66,800	2,846,348
Berkshire Hathaway, Inc., Class A (a)	117	12,808,575
Chubb Corp.	17,800	963,692
Markel Corp. (a)	700	339,192
Millea Holdings, Inc.	96,700	3,973,381
NIPPONKOA Insurance Co.	62,200	560,656
Principal Financial Group, Inc.	21,100	1,229,919
Sun Life Financial, Inc. (b)	14,000	668,500
The Progressive Corp.	319,000	7,633,670
Transatlantic Holdings, Inc. (b)	54,900	3,905,037

		52,919,126

MANUFACTURING — 4.9%
Tyco International Ltd. (b)	505,400	17,077,466

METAL MINING — 0.3%
Rio Tinto plc	15,100	1,160,279

MINERALS — 0.3%
BHP Billiton plc	42,300	1,181,393

MULTIMEDIA — 1.8%
News Corp., Class A	293,600	6,227,256

NEWSPAPERS — 0.2%
Gannett Co., Inc.	15,800	868,210

OIL & GAS EXPLORATION, PRODUCTION & SERVICES — 11.0%
ConocoPhillips	228,050	17,901,925
Devon Energy Corp.	117,000	9,159,930
EOG Resources, Inc.	100,100	7,313,306
Transocean, Inc. (a)	37,300	3,953,054

		38,328,215

MMA Praxis Core Stock Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES OR
	PRINCIPAL
	AMOUNT	VALUE

COMMON STOCKS — 97.9%, continued
PHARMACEUTICALS — 2.6%
Cardinal Health, Inc.	50,600	$3,574,384
Express Scripts, Inc. (a)	38,500	1,925,385
UnitedHealth Group, Inc.	71,900	3,676,966

		9,176,735

RECREATIONAL PRODUCTS — 1.8%
Harley-Davidson, Inc.	104,000	6,199,440

RETAIL — 9.2%
Bed Bath & Beyond, Inc. (a)	64,100	2,306,959
Costco Wholesale Corp.	260,700	15,256,164
CVS Caremark Corp.	139,022	5,067,352
Lowe’s Cos., Inc.	59,600	1,829,124
Sears Holdings Corp. (a)	5,700	966,150
Wal-Mart Stores, Inc.	133,300	6,413,063

		31,838,812

SCHOOLS & EDUCATIONAL SERVICES — 0.2%
Apollo Group, Inc., Class A (a)(b)	12,600	736,218

SOFTWARE & COMPUTER SERVICES — 2.3%
Microsoft Corp.	273,500	8,060,045

TELECOMMUNICATIONS — 2.3%
SK Telecom Co. Ltd. ADR (b)	72,800	1,991,080
Sprint Nextel Corp.	213,700	4,425,727
Virgin Media, Inc. (b)	67,958	1,656,136

		8,072,943

TRANSPORTATION SERVICES — 1.3%
Asciano Group (a)(b)	41,900	360,128
Kuehne & Nagel International AG	19,000	1,754,564
Toll Holdings Ltd. (b)	55,700	684,790
United Parcel Service, Inc., Class B	24,600	1,795,800

		4,595,282

TOTAL COMMON STOCKS		340,337,555

COMMERCIAL PAPER — 1.0%
Chesham Financial, 5.4%, 7/2/07	3,571,000	3,570,464

SHORT TERM INVESTMENTS — 0.1%
Northern Institutional Government Select Portfolio	179,141	179,141

CORPORATE NOTES — 1.2%
COMMUNITY DEVELOPMENT — 1.2%
MMA Community Development Investment, Inc., 2.98%, 12/31/09, (c)+	1,695,000	1,695,000
MMA Community Development Investment, Inc., 4.47%, 12/31/09, (c)+	2,570,000	2,570,000

TOTAL CORPORATE NOTES		4,265,000

MMA Praxis Core Stock Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES	VALUE

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING — 10.3%
Krediet Bank	6,423	$6,423
Northern Institutional Liquid Asset Portfolio	34,323,877	34,323,877
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26	1,453,843	1,384,710

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING		35,715,010

TOTAL INVESTMENTS (Cost $330,146,932) — 110.5%		384,067,170
Liabilities in excess of other assets — (10.5%)		(36,372,398)

NET ASSETS — 100.0%		$347,694,772

(a)	Non-income producing securities.
(b)	All or part of this security was on loan, as of June 30, 2007.
(c)	Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 2.98% - 12/01, $1,695,000 and MMA Community Development Investment, Inc., 4.47% - 12/01, $2,570,000. At June 30, 2007, these securities had an aggregate market value of $4,265,000 representing 1.2% of net assets.
+	Variable rate security. Rates presented are the rates in effect at June 30, 2007. Date presented reflects next rate change date.
ADR – American Depositary Receipt
plc – Public Liability Company

		UNREALIZED
FUTURES CONTRACTS PURCHASED	CONTRACTS	DEPRECIATION

S&P 500 Index Futures Contract, expiring September, 2007
(underlying face amount at value $4,167,350)	11	$91,300

See notes to financial statements.

MMA Praxis Core Stock Fund

Statement of assets and liabilities
June 30, 2007 (Unaudited)

ASSETS:
Investments, at value* (cost $290,166,922)	$344,087,160
Investments in affiliates, at value (cost $4,265,000)	4,265,000
Investments held as collateral for securities loaned, at value (cost $35,715,010)	35,715,010

Total Investments	384,067,170

Cash	38,822
Cash held as collateral for futures contracts	154,000
Interest and dividends receivable	215,604
Receivable for capital shares sold	23,886
Receivable for investments sold	1,655,644
Prepaid expenses	28,247

Total Assets	386,183,373

LIABILITIES:
Distributions payable to shareholders	142,605
Payable for capital shares redeemed	1,322,560
Payable for securities loaned	35,715,010
Payable for investments purchased	882,229
Payable for variation margin on futures contracts	4,950
Accrued expenses and other payables:
Investment advisory fees	214,767
Affiliates	49,019
Distribution fees	45,953
Trustees fees	13,205
Other	98,303

Total Liabilities	38,488,601

NET ASSETS:
Capital	293,552,313
Accumulated net investment income	83,207
Accumulated net realized gain on investments and futures contracts	230,314
Net unrealized appreciation on investments	53,920,238
Unrealized depreciation of futures contracts	(91,300)

Net Assets	$347,694,772

Net Assets
Class A	$107,213,822
Class B	64,833,046
Class I	175,647,904

Total	$347,694,772

Shares Outstanding (unlimited number of shares authorized with $.01 par value)
Class A	6,650,594
Class B	4,206,410
Class I	10,854,810

Total	21,711,814

Net asset value
Class A — Redemption Price Per Share(A)	$16.12

Class A — Maximum Sales Charge	5.25%

Class A — Maximum Offering Price Per Share
[(100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent]	$17.01

Class B — offering price per share**(A)	$15.41

Class I — offering price per share **(A)	$16.18

*	Includes securities on loan of $35,354,793.
**	Redemption price per share varies by length of time shares are held.
(A)	Net proceeds upon redemption may include a redemption fee.

See notes to financial statements.

Statement of assets and liabilities

MMA Praxis Core Stock Fund

Statement of operations
For the six months ended June 30, 2007 (Unaudited)

INVESTMENT INCOME:
Dividends	$3,053,495
Foreign tax withholding	(44,950)
Interest	85,064
Income from securities lending	11,406
Interest from affiliates	79,975

Total Investment Income	3,184,990

EXPENSES:
Investment advisory fees	1,270,067
Distribution fees — Class A	126,868
Distribution fees — Class B	255,545
Reimbursement of Fund expenses paid by Adviser	148,501
Administration fees	249,375
Shareholder servicing fees — Class A	126,868
Shareholder servicing fees — Class B	85,181
Legal fees and expenses	38,911
Custodian fees	12,018
Trustees’ fee and expenses	25,480
Other expenses	173,756

Total expenses before reductions/reimbursements	2,512,570
Expenses reduced by Distributor	(160,941)

Net Expenses	2,351,629

Net Investment Income	833,361

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments and futures contracts	3,403,414
Change in unrealized appreciation/depreciation of investments during the period	12,769,502
Change in unrealized appreciation/depreciation of futures contracts during the period	(98,863)

Net realized and unrealized gain on investments and futures contracts	16,074,053

Net increase in net assets resulting from operations	$16,907,414

See notes to financial statements.

Statement of operations

MMA Praxis Core Stock Fund

Statements of changes in net assets

	Six Months
	Ended	Year Ended
	June 30, 2007	December 31,
	(Unaudited)	2006

From Investment Activities:
Net investment income	$833,361	$313,670
Net realized gain on investments and futures contracts	3,403,414	19,440,865
Change in unrealized appreciation/depreciation of investments and futures contracts during the period	12,670,639	17,859,139

Net increase in net assets resulting from operations	16,907,414	37,613,674

Distributions to Class A Shareholders:
From net investment income	(247,276)	—
From net realized gain on investment	—	(4,511,679)

Distributions to Class B Shareholders:
From net realized gain on investment	—	(3,639,759)

Distributions to Class I Shareholders:
From net investment income	(688,521)	—
From net realized gain on investment	—	(8,171,169)

Change in net assets from distributions to shareholders	(935,797)	(16,322,607)

Change in net assets from capital transactions	(10,999,202)	8,975,997

Change in net assets	4,972,415	30,267,064

Net Assets:
Beginning of Period	342,722,357	312,455,293

End of Period	$347,694,772	$342,722,357

Accumulated net investment income	$83,207	$102,601

See notes to financial statements.

Statements of changes in net assets

MMA Praxis Core Stock Fund

Financial highlights

For a share outstanding throughout the period indicated.

	Class A Shares

	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2007		December 31,	December 31,	December 31,	December 31,		December 31,
	(Unaudited)		2006	2005	2004	2003		2002

Net Asset Value, Beginning of Period	$15.40		$14.42	$13.99	$13.06	$11.00		$13.44

Investment Activities:
Net investment income	0.03		0.04	0.07	0.08	0.05		0.04
Net realized and unrealized gains (losses) from investments	0.73		1.70	0.42	0.92	2.01		(2.48)

Total from Investment Activities	0.76		1.74	0.49	1.00	2.06		(2.44)

Distributions:
Net investment income	(0.04)		—	(0.06)	(0.07)	—	(a)	—
Net realized gain	—		(0.76)	—	—	—		—
Tax return of capital	—		—	—	—	—	(a)	—

Total Distributions	(0.04)		(0.76)	(0.06)	(0.07)	—		—

Paid-in capital from redemption fees (a)	—		—	—	—	—		—

Net Asset Value, End of Period	$16.12		$15.40	$14.42	$13.99	$13.06		$11.00

Total Return (excludes sales charge)	4.92%	(b)	12.10%	3.52%	7.65%	18.77%		(18.15% )

Ratios/Supplemental Data:
Net assets at end of period (000)	$107,214		$95,185	$208,640	$202,474	$41,244		$25,314
Ratio of expenses to average net assets	1.46%	(c)	1.49%	1.34%	1.33%	1.25%		1.20%
Ratio of net investment income to average net assets	0.40%	(c)	0.19%	0.50%	1.04%	0.45%		0.35%
Ratio of expenses to average net assets*	1.53%	(c)	1.74%	1.60%	1.65%	1.86%		1.94%
Portfolio Turnover (d)	7.97%		72.41%	32.66%	9.99%	7.68%		10.20%

*	During the period, certain expenses were reduced, reimbursed or paid by a third party. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

Financial highlights

MMA Praxis Core Stock Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class B Shares

	Six Months
	Ended
	June 30,		Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
	2007		December 31,	December 31,		December 31,	December 31,		December 31,
	(Unaudited)		2006	2005		2006	2003		2002

Net Asset Value, Beginning of Period	$14.74		$13.92	$13.53		$12.67	$10.74		$13.19

Investment Activities:
Net investment income (loss)	(0.03)		(0.09)	(0.02)		0.01	(0.02)		(0.02)
Net realized and unrealized gains (losses) from investments	0.70		1.67	0.41		0.87	1.95		(2.43)

Total from Investment Activities	0.67		1.58	0.39		0.88	1.93		(2.45)

Distributions:
Net investment income	—		—	—		(0.02)	—		—
Net realized gain	—		(0.76)	—		—	—		—

Total distributions	—		(0.76)	—		(0.02)	—		—

Paid-in capital from redemption fees (a)	—		—	—		—	—		—

Net Asset Value, End of Period	$15.41		$14.74	$13.92		$13.53	$12.67		$10.74

Total Return (excludes redemption charge)	4.55%	(b)	11.38%	2.88%		6.96%	17.97%		(18.57% )

Ratios/Supplemental Data:
Net assets at end of period (000)	$64,833		$73,973	$103,815		$121,817	$127,348		$111,598
Ratio of expenses to average net assets	2.10%	(c)	2.13%	1.99%		1.98%	1.90%		1.75%
Ratio of net investment income (loss) to average net assets	(0.24%	) (c)	(0.52% )	(0.14%	)	0.50%	(0.21%	)	(0.20% )
Ratio of expenses to average net assets*	2.20%	(c)	2.23%	2.09%		2.22%	2.33%		2.44%
Portfolio Turnover (d)	7.97%		72.41%	32.66%		9.99%	7.68%		10.20%

*	During the period, certain expenses were reduced, reimbursed or paid by a third party. If such activity had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Core Stock Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class I Shares

	Six Months
	Ended		Period Ended
	June 30, 2007		December 31,
	(Unaudited)		2006 (a)

Net Asset Value, Beginning of Period	$15.45		$14.76

Investment Activities:
Net investment income	0.11		0.04
Net realized and unrealized gain from investments	0.68		1.41

Total from Investment Activities	0.79		1.45

Distributions:
Net investment income	(0.06)		—
Net realized gain	—		(0.76)

Total distributions	(0.06)		(0.76)

Net Asset Value, End of Period	$16.18		$15.45

Total Return (excludes redemption charge)	5.13%	(b)	9.86%	(b)

Ratios/Supplemental Data:
Net assets at end of period (000)	$175,648		$173,565
Ratio of expenses to average net assets	1.03%	(c)	1.02%	(c)
Ratio of net investment income to average net assets	0.82%	(c)	0.43%	(c)
Ratio of expenses to average net assets*	1.03%	(c)	1.03%	(c)
Portfolio Turnover (d)	7.97%		72.41%

*	During the period, certain expenses were reduced, reimbursed or paid by a third party. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Value Index Fund
Semi-annual report to shareholders
Portfolio manager’s letter

Domestic equities surged higher during the first half of the year on a wave of acquisitions, stock buybacks, and leveraged buyouts. Strong demand for stocks in the face of a dwindling supply of public equity shares has combined with reasonably strong profits to impel stock prices higher.

As has been the case for several years, small- and mid-sized company stocks continued to lead larger company stocks, but in a reversal from the trend, the period saw growth style investing leading the value style. We have been expecting this reversal for some time now, but it remains to be seen whether returns will favor the growth style over a longer period, or if this is just a blip. Since June 30, 2000, the Standard & Poor/Citigroup Value Index opened a yawning gap of 78.6 percent over its growth counterpart, the Standard & Poor/Citigroup Growth Index. The growth indexes had a similar lead over value indexes at the height of the late 1990s stock market rally only to see their lead erased over a period of a few years. We don’t have a view on when or how much the growth style will catch up over the coming years, but we are firm believers in reversion to the mean which we believe will bring the returns to these investment styles more into balance over time.

The Praxis Value Index Fund (A shares) returned 4.57 percent during the first half of the year, which trailed the 6.75 percent return of the MSCI Prime Market Value Index (“MSCI Index”) benchmark. As we have described in past letters, the target index of the Fund is a custom value index that takes into account MMA’s unique stewardship investing screens. The Fund virtually matched the performance of this custom benchmark, meaning that the difference between the Fund and the MSCI Index was due almost solely to MMA’s screens. During the period, energy related stocks—particularly the so-called “super-major” oil companies—whose weight is underrepresented in the Fund relative to the MSCI Index, outperformed and consequently detracted from Fund performance. The Fund also has an overweight position in financial stocks that, as a group, lagged the overall market’s performance during the quarter. Again, this positioning—a byproduct of the screens—hindered Fund performance. We expect that depending upon the economic environment, screens will both aid and hinder the Fund’s performance over time.

Chad Horning, CFA®
MMA Praxis Value Index Fund Co-manager

MMA Praxis Value Index Fund

MMA Praxis Value Index Fund

Performance review

Average annual total returns as of 6/30/07

	Inception				Since
	Date	1 Year	3 Year	5 Year	Inception
Class A	5/1/01	19.26%	13.84%	11.69%	4.89%
Class A*	5/1/01	12.96%	11.80%	10.50%	3.98%

Class B	5/1/01	18.61%	13.28%	11.12%	4.36%
Class B**	5/1/01	14.61%	12.50%	10.99%	4.36%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 5.25%.

**	The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge (“CDSC”). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

Performance review

MMA Praxis Value Index Fund

Performance review (continued)

Growth of $10,000 investment 6/30/97 to 6/30/07

Class A - load		MSCI Prime Market Value Index		Class B - CDSC load
Date	Balance	Date	Balance	Date	Balance

5/1/2001	9,479	5/1/2001	10,000	5/1/2001	10,000
6/30/2001	9,261	6/30/2001	9,903	6/30/2001	9,376
9/30/2001	7,933	9/30/2001	9,118	9/30/2001	8,012
12/31/2001	8,368	12/31/2001	9,718	12/31/2001	8,448
3/31/2002	8,340	3/31/2002	10,105	3/31/2002	8,409
6/30/2002	7,321	6/30/2002	9,116	6/30/2002	7,370
9/30/2002	5,849	9/30/2002	7,461	9/30/2002	5,877
12/31/2002	6,460	12/31/2002	8,071	12/31/2002	6,486
3/31/2003	6,123	3/31/2003	7,637	3/31/2003	6,138
6/30/2003	7,253	6/30/2003	8,977	6/30/2003	7,342
9/30/2003	7,407	9/30/2003	9,186	9/30/2003	7,489
12/31/2003	8,422	12/31/2003	10,469	12/31/2003	8,509
3/31/2004	8,607	3/31/2004	10,698	3/31/2004	8,686
6/30/2004	8,625	6/30/2004	10,866	6/30/2004	8,771
9/30/2004	8,743	9/30/2004	11,006	9/30/2004	8,881
12/31/2004	9,522	12/31/2004	12,085	12/31/2004	9,654
3/31/2005	9,305	3/31/2005	12,044	3/31/2005	9,434
6/30/2005	9,530	6/30/2005	12,254	6/30/2005	9,745
9/30/2005	9,878	9/30/2005	12,757	9/30/2005	10,091
12/31/2005	10,104	12/31/2005	12,964	12/31/2005	10,299
3/31/2006	10,645	3/31/2006	13,656	3/31/2006	10,847
6/30/2006	10,668	6/30/2006	13,790	6/30/2006	10,966
9/30/2006	11,334	9/30/2006	14,710	9/30/2006	11,620
12/31/2006	12,167	12/31/2006	15,863	12/31/2006	12,464
3/31/2007	12,220	3/31/2007	16,014	3/31/2007	12,507
6/30/2007	12,723	6/30/2007	16,935	6/30/2007	13,007

This chart represents historical performance of a hypothetical investment of $10,000 in the Value Index Fund from 5/1/01 to 6/30/07, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

[1]	The MSCI US Prime Market Value Index represents the value companies of the MSCI US Prime Market 750 Index. (The MSCI US Prime Market 750 Index represents the universe of large and medium capitalization companies in the US equity market. This index targets for inclusion 750 companies and represents, as of October 29, 2004, approximately 86% of the capitalization of the US equity market.) The MSCI US Prime Market Value Index is a subset of the MSCI US Prime Market 750 Index.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund’s performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis Value Index Fund

Schedule of portfolio investments
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 99.1%
AIRLINES — 0.2%
UAL Corp. (a)(b)	3,936	$159,762

APPAREL MANUFACTURERS — 0.2%
Jones Apparel Group, Inc.	2,085	58,901
V.F. Corp.	1,430	130,960

		189,861

AUTOMOTIVE — 0.5%
BorgWarner, Inc. (b)	1,300	111,852
Ford Motor Co. (b)	25,694	242,037

		353,889

BANKS — 15.1%
Bank of America Corp.	66,193	3,236,176
Bank of New York Co., Inc.	11,220	464,957
BB&T Corp.	7,080	288,014
Comerica, Inc.	2,970	176,626
Commerce Bancorp, Inc. (b)	2,605	96,359
Compass Bancshares, Inc.	1,640	113,127
Fifth Third Bancorp. (b)	6,800	270,436
First Horizon National Corp. (b)	4,340	169,260
Huntington Bancshares, Inc. (b)	15,830	359,974
KeyCorp	5,490	188,472
M & T Bank Corp.	1,220	130,418
Marshall & Ilsley Corp.	2,970	141,461
Mellon Financial Corp.	4,610	202,840
National City Corp.	10,920	363,854
Northern Trust Corp.	2,561	164,519
Popular, Inc. (b)	6,040	97,063
Regions Financial Corp.	10,985	363,604
Sovereign Bancorp, Inc. (b)	6,368	134,620
SunTrust Banks, Inc.	5,110	438,131
U.S. Bancorp	25,712	847,210
UnionBanCal Corp.	2,010	119,997
Wachovia Corp.	28,416	1,456,320
Wells Fargo & Co.	46,667	1,641,278
Zions Bancorp	1,420	109,212

		11,573,928

BEVERAGES — 2.2%
Coca-Cola Company	26,760	1,399,816
Coca-Cola Enterprises, Inc.	5,760	138,240
Pepsi Bottling Group, Inc.	4,080	137,414

		1,675,470

BROADCAST SERVICES & PROGRAMMING — 0.9%
CBS Corp., Class B	9,850	328,202
Clear Channel Communications, Inc.	6,230	235,619
Liberty Media Corp. (a)	934	109,913

		673,734

Schedule of portfolio investments

MMA Praxis Value Index Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 99.1%, continued
BROKERAGE SERVICES — 7.8%
A.G. Edwards, Inc.	1,098	$92,836
Bear Stearns Cos., Inc.	1,793	251,020
Goldman Sachs Group, Inc.	2,028	439,569
JPMorgan Chase & Co.	51,625	2,501,231
Lehman Brothers Holdings, Inc.	6,710	500,029
Merrill Lynch & Co.	12,479	1,042,995
Morgan Stanley	14,416	1,209,214

		6,036,894

BUSINESS SERVICES — 0.3%
Fidelity National Information Services, Inc. (b)	2,151	116,757
Manpower, Inc.	1,160	106,998

		223,755

CHEMICALS - GENERAL — 1.0%
Air Products & Chemicals, Inc.	2,710	217,803
International Flavors & Fragrances, Inc.	1,451	75,655
Lyondell Chemical Co.	3,730	138,458
PPG Industries, Inc.	2,120	161,353
Rohm and Haas Company	3,400	185,912

		779,181

COMMERCIAL SERVICES — 0.1%
The Servicemaster Co. (b)	4,156	64,252

COMPUTER SERVICES — 0.2%
Electronic Data Systems Corp.	5,880	163,052

COMPUTER STORAGE DEVICES — 0.2%
Seagate Technology (b)	8,420	183,303

COMPUTERS & PERIPHERALS — 1.9%
Hewlett-Packard Co.	15,010	669,746
International Business Machines Corp.	7,802	821,161

		1,490,907

CONGLOMERATES — 0.5%
Emerson Electric Co.	8,520	398,736

CONSTRUCTION SERVICES — 0.3%
D.R. Horton, Inc.	4,110	81,913
Lennar Corp.	1,990	72,754
Toll Brothers, Inc. (a)(b)	2,057	51,384

		206,051

CONSUMER FINANCIAL SERVICES — 0.4%
H&R Block, Inc.	4,390	102,594
SLM Corp.	2,984	171,819

		274,413

CONSUMER PRODUCTS — 0.1%
Bausch & Lomb, Inc. (b)	1,305	90,619

CONTAINERS - PAPER & PLASTIC — 0.1%
Avery Dennison Corp. (b)	1,380	91,742

MMA Praxis Value Index Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 99.1%, continued
COSMETICS & TOILETRIES — 0.6%
Kimberly-Clark Corp.	7,271	$486,357

DISTRIBUTION — 0.3%
Genuine Parts Co.	2,980	147,808
W.W. Grainger, Inc.	1,080	100,494

		248,302

E-COMMERCE — 0.1%
IAC/InterActiveCorp (a)	2,920	101,061

ELECTRIC SERVICES — 1.1%
Alliant Energy Corp.	2,010	78,089
CenterPoint Energy, Inc. (b)	4,463	77,656
Consolidated Edison, Inc. (b)	4,020	181,382
FPL Group, Inc.	5,580	316,610
NiSource, Inc.	4,520	93,609
Pepco Holdings, Inc. (b)	4,130	116,466

		863,812

ELECTRIC UTILITIES — 0.3%
Northeast Utilities	2,157	61,173
Pinnacle West Capital Corp. (b)	1,417	56,467
Spectra Energy Corp.	5,555	144,208

		261,848

ELECTRONIC & ELECTRICAL — GENERAL — 0.3%
Arrow Electronics, Inc. (a)	2,680	102,992
LSI Logic Corp. (a)(b)	15,558	116,841

		219,833

ENERGY — 0.8%
Valero Energy Corp.	8,724	644,355

FINANCIAL SERVICES — 10.8%
Ambac Financial Group, Inc.	1,680	146,479
American Capital Strategies Ltd. (b)	2,480	105,450
Ameriprise Financial, Inc.	3,226	205,077
Capital One Financial Corp. (b)	6,636	520,528
CIT Group, Inc.	3,120	171,070
Citigroup, Inc.	72,383	3,712,523
Countrywide Financial Corp.	8,880	322,788
Federal Home Loan Mortgage Corp.	9,857	598,320
Federal National Mortgage Association	14,442	943,495
Janus Capital Group, Inc. (b)	5,467	152,201
MBIA, Inc. (b)	2,670	166,127
MGIC Investment Corp. (b)	1,650	93,819
PNC Financial Services Group, Inc.	5,600	400,848
Synovus Financial Corp.	3,071	94,280
The Student Loan Corp. (b)	364	74,220
Washington Mutual, Inc. (b)	14,218	606,256

		8,313,481

MMA Praxis Value Index Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 99.1%, continued
FIRE, MARINE, AND CASUALTY INSURANCE — 0.4%
Axis Capital Holdings Ltd.	2,576	$104,714
Transatlantic Holdings, Inc.	1,150	81,800
White Mountains Insurance Group Ltd. (b)	170	103,023

		289,537

FOOD DISTRIBUTORS & WHOLESALERS — 0.5%
Dean Foods Co. (a)(b)	1,979	63,071
Sara Lee Corp.	9,490	165,126
SUPERVALU, Inc.	3,784	175,275

		403,472

FOOD PROCESSING — 1.0%
Bunge Ltd. (b)	1,750	147,875
ConAgra Foods, Inc.	5,730	153,908
H.J. Heinz Co.	3,630	172,316
Hormel Foods Corp.	5,240	195,714
McCormick & Co.	1,799	68,686

		738,499

FOOD PRODUCTS — 1.3%
General Mills, Inc.	4,143	242,034
Kraft Foods, Inc.	21,351	752,623

		994,657

FOOD STORES — 0.5%
Kroger Co.	7,560	212,663
Safeway, Inc.	4,910	167,087

		379,750

FORESTRY — 0.2%
Plum Creek Timber Co., Inc. (b)	3,030	126,230

FURNITURE & HOME FURNISHINGS — 0.1%
Leggett & Platt, Inc.	4,000	88,200

HEALTH CARE SERVICES — 0.3%
AmerisourceBergen Corp.	3,380	167,208
Triad Hospitals, Inc. (a)(b)	1,810	97,306

		264,514

HOTELS & MOTELS — 0.1%
Wyndham Worldwide Corp. (a)(b)	3,004	108,925

HOUSEHOLD PRODUCTS — 0.1%
Newell Rubbermaid, Inc.	3,410	100,356

INDUSTRIAL GOODS & SERVICES — 0.2%
Masco Corp.	5,370	152,884

INSURANCE — 9.3%
Allstate Corp.	8,810	541,903
American International Group, Inc.	32,702	2,290,120
Aon Corp.	4,110	175,127
Assurant, Inc.	1,710	100,753

MMA Praxis Value Index Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 99.1%, continued
Chubb Corp.	5,790	$313,471
CIGNA Corp.	2,622	136,921
Cincinnati Financial Corp.	4,150	180,110
Everest Re Group	1,400	152,096
First American Corp. (b)	1,690	83,655
Genworth Financial, Inc.	6,830	234,952
Hartford Financial Services Group, Inc.	4,610	454,131
Lincoln National Corp.	4,115	291,959
Marsh & McLennan Cos., Inc.	7,300	225,424
MetLife, Inc.	11,372	733,267
Prudential Financial, Inc.	5,040	490,039
Radian Group, Inc.	1,551	83,754
RenaissanceRe Holdings Ltd.	1,347	83,501
SAFECO Corp.	1,930	120,162
The PMI Group, Inc.	2,670	119,269
Torchmark Corp. (b)	1,550	103,850
UnumProvident Corp.	5,050	131,856
Willis Group Holdings, Ltd.	3,490	153,769

		7,200,089

INSURANCE PROPERTY-CASUALTY — 1.7%
ACE Ltd.	5,040	315,101
Fidelity National Title, Class A (a)	3,334	79,016
Markel Corp. (a)	189	91,582
The Travelers Companies, Inc.	10,210	546,234
XL Capital Ltd.	3,040	256,242

		1,288,175

IRON & STEEL — 0.2%
United States Steel Corp.	1,730	188,138

MACHINERY — 0.6%
Deere & Co.	1,584	191,252
Ingersoll-Rand Co. Ltd.	4,150	227,503
Stanley Works	1,320	80,124

		498,879

MANUFACTURING — 1.9%
Cooper Industries Ltd., Class A (b)	2,340	133,591
Domtar Corp. (a)(b)	10,904	121,689
MoHawk Industries, Inc. (a)(b)	721	72,670
SPX Corp.	1,110	97,469
Tyco International Ltd.	28,460	961,662
Whirlpool Corp. (b)	1,084	120,541

		1,507,622

MEDICAL - BIOMEDICAL/GENETIC — 0.2%
Biogen Idec, Inc. (a)(b)	2,323	124,281

MEDICAL - HOSPITALS — 0.1%
Health Management Associates, Inc., Class A (b)	7,602	86,359

MMA Praxis Value Index Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 99.1%, continued
MEDICAL EQUIPMENT & SUPPLIES — 0.4%
Boston Scientific Corp. (a)	21,142	$324,318

MEDICAL SUPPLIES — 0.1%
Hillenbrand Industry, Inc. (b)	1,580	102,700

MULTIMEDIA — 0.6%
Time Warner, Inc.	23,264	489,475

NEWSPAPERS — 0.5%
E.W. Scripps Co. (b)	2,000	91,380
Gannett Co., Inc.	2,860	157,157
The Washington Post Company, Class B (b)	102	79,161
Tribune Co.	2,490	73,206

		400,904

OFFICE EQUIPMENT & SERVICES — 0.7%
Pitney Bowes, Inc.	5,890	275,770
Xerox Corp. (a)	13,430	248,186

		523,956

OIL - INTEGRATED — 2.6%
ConocoPhillips	23,020	1,807,070
Hess Corp.	3,430	202,233

		2,009,303

OIL & GAS EXPLORATION, PRODUCTION & SERVICES — 2.1%
Anadarko Petroleum Corp.	6,220	323,378
Apache Corp.	4,416	360,301
Devon Energy Corp.	6,149	481,406
Nabors Industries Ltd. (a)(b)	2,252	75,172
ONEOK, Inc. (b)	1,601	80,706
Patterson-UTI Energy, Inc.	3,004	78,735
Pioneer Natural Resources	2,200	107,162
Rowan Cos., Inc. (b)	2,027	83,066

		1,589,926

OIL & GAS OPERATIONS — 0.6%
Chesapeake Energy Corp. (b)	5,330	184,417
Cimarex Energy Co.	1,839	72,475
Newfield Exploration Co. (a)(b)	1,550	70,603
Noble Energy, Inc.	2,223	138,693

		466,188

OIL & GAS TRANSMISSION — 1.2%
El Paso Corp. (b)	8,480	146,110
KeySpan Corp.	13,789	578,862
Sempra Energy	3,650	216,190

		941,162

MMA Praxis Value Index Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 99.1%, continued
PAPER PRODUCTS — 1.0%
International Paper Co.	5,800	$226,490
MeadWestvaco Corp.	3,520	124,326
Smurfit-Stone Container Corp. (a)(b)	8,366	111,351
Temple-Inland, Inc.	1,600	98,448
Weyerhaeuser Co.	3,090	243,895

		804,510

PHARMACEUTICALS — 6.7%
Abbott Laboratories	16,690	893,750
Bristol-Myers Squibb Co.	29,820	941,119
Eli Lilly and Co.	13,590	759,409
Hospira, Inc. (a)	1,788	69,804
Merck & Co., Inc.	32,339	1,610,481
Omnicare, Inc. (b)	1,814	65,413
Wyeth	14,390	825,123

		5,165,099

PRINTING — COMMERCIAL — 0.2%
R.R. Donnelley & Sons Co.	3,070	133,576

PUBLISHING — 0.2%
Idearc, Inc.	3,456	122,100

RAILROADS — 0.3%
Norfolk Southern Corp.	4,530	238,142

RAW MATERIALS — 0.2%
Vulcan Materials Co. (b)	1,250	143,175

REAL ESTATE INVESTMENT TRUST — 1.4%
Archstone-Smith Trust	3,030	179,103
Developers Diversified Realty Corp. (b)	1,650	86,972
Equity Residential	4,020	183,433
Health Care Property Investors, Inc. (b)	2,795	80,859
iStar Financial, Inc.	3,075	136,315
Kimco Realty Corp.	3,260	124,108
Public Storage, Inc.	1,340	102,939
Regency Centers Corp.	1,134	79,947
Vornado Realty Trust	1,324	145,428

		1,119,104

REAL ESTATE OPERATIONS — 1.9%
AMB Property Corp.	1,260	67,057
Apartment Investment & Management Co. (b)	1,630	82,185
AvalonBay Communities, Inc.	1,090	129,579
Boston Properties, Inc. (b)	1,630	166,472
Duke Realty Corp.	1,920	68,486
Forest City Enterprises, Inc., Class A (b)	1,004	61,726

MMA Praxis Value Index Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 99.1%, continued
Host Hotels & Resorts, Inc.	9,372	$216,681
Macerich Co.	1,250	103,025
Simon Property Group, Inc.	2,510	233,530
SL Green Realty Corp. (b)	945	117,076
UDR, Inc. (b)	2,300	60,490
Ventas, Inc.	1,703	61,734
Weingarten Realty Investors (b)	1,584	65,102

		1,433,143

RECREATIONAL ACTIVITIES — 0.6%
Carnival Corp.	7,490	365,287
Royal Caribbean Cruises Ltd. (b)	2,260	97,135

		462,422

RECREATIONAL PRODUCTS — 0.3%
Hasbro, Inc.	2,701	84,838
Mattel, Inc.	5,820	147,188

		232,026

RESIDENTIAL BUILDING CONSTRUCTION — 0.3%
Centex Corp.	1,610	64,561
KB Home (b)	1,605	63,189
Pulte Homes, Inc.	3,470	77,901

		205,651

RESTAURANTS — 0.9%
McDonald’s Corp.	12,752	647,291
Wendy’s International, Inc.	2,142	78,719

		726,010

RETAIL — 0.8%
Dollar General Corp.	4,905	107,518
Limited Brands, Inc.	6,530	179,249
Sherwin-Williams Co.	1,770	117,652
The Gap, Inc.	9,860	188,325

		592,744

SAVINGS & LOANS — 0.2%
Hudson City Bancorp, Inc.	7,260	88,717
People’s United Financial, Inc.	4,914	87,125

		175,842

SEMICONDUCTORS — 0.4%
Intersil Corp.	3,100	97,526
Maxim Integrated Products, Inc.	2,952	98,626
Microchip Technology, Inc.	2,746	101,712

		297,864

SOFTWARE & SERVICES — 0.1%
Cadence Design Systems, Inc. (a)(b)	4,610	101,236

MMA Praxis Value Index Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 99.1%, continued
TELECOMMUNICATIONS — 9.4%
ALLTEL Corp.	4,900	$330,995
AT&T, Inc.	93,569	3,883,115
CenturyTel, Inc.	1,880	92,214
Sprint Nextel Corp.	41,219	853,645
Telephone & Data Systems, Inc.	1,172	73,332
Verizon Communications, Inc.	43,343	1,784,431
Virgin Media, Inc.	3,830	93,337
Windstream Corp. (b)	8,712	128,589

		7,239,658

TELECOMMUNICATIONS-SERVICES & EQUIPMENT — 0.3%
Embarq Corp.	2,220	140,681
Tellabs, Inc. (a)	9,597	103,264

		243,945

WASTE MANAGEMENT — 0.1%
Republic Services, Inc.	3,180	97,435

TOTAL COMMON STOCKS		76,690,779

SHORT TERM INVESTMENTS — 0.2%
Northern Institutional Government Select Portfolio	146,524	146,524

CORPORATE NOTES — 0.8%
COMMUNITY DEVELOPMENT — 0.8%
MMA Community Development Investment, Inc., 2.98%, 12/31/09, (c)+	175,000	175,000
MMA Community Development Investment, Inc., 4.47%, 12/31/09, (c)+	435,000	435,000

TOTAL CORPORATE NOTES		610,000

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING — 10.3%
Anz Bank Government	1,808	1,808
Banco Santander Central Hispano	78,764	78,764
Bank of New York City Letter of Credit	18	18
Krediet Bank	5,717	5,717
Lloyds Letter of Credit	12,655	12,655
LOCC HSBC Letter of Credit	3,616	3,616
Monte Dei Paschi Di Siena	4,520	4,520
National Australia	9,039	9,039
Northern Institutional Liquid Asset Portfolio	6,656,413	6,656,413
Paribas Letter of Credit	10,847	10,847
Royal Bank Canada Letter of Credit	5,424	5,424
San Paolo IMI Bank	6,328	6,328
Standard Chartered Bank Letter of Credit	2,712	2,712
U.S. Treasury Bond, 3.38%, 10/15/09	100	97
U.S. Treasury Bond, 7.50%, 11/15/16	12	14
U.S. Treasury Bond, 8.88%, 8/15/17	25	33

MMA Praxis Value Index Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES	VALUE

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING — 10.3%, continued
U.S. Treasury Bond, 8.75%, 8/15/20	708	$969
U.S. Treasury Bond, 5.25%, 2/15/29	2,202	2,260
U.S. Treasury Inflation Indexed Bonds, 1.88%, 7/15/13	13,556	14,757
U.S. Treasury Inflation Indexed Bonds, 1.88%, 7/15/15	164,134	166,240
U.S. Treasury Inflation Indexed Bonds, 2.38%, 1/15/25	199,678	212,819
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26	23,058	21,961
U.S. Treasury Inflation Indexed Bonds, 2.38%, 1/15/27	63,995	63,658
U.S. Treasury Inflation Indexed Bonds, 3.63%, 4/15/28	41,965	62,513
U.S. Treasury Inflation Indexed Bonds, 3.88%, 4/15/29	88	134
U.S. Treasury Inflation Indexed Notes, 3.88%, 1/15/09	124	161
U.S. Treasury Inflation Indexed Notes, .88%, 4/15/10	179,639	186,412
U.S. Treasury Inflation Indexed Notes, 2.38% , 4/15/11	246,885	255,440
U.S. Treasury Inflation Indexed Notes, 2.00% , 4/15/12	28,901	28,863
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/14	12,215	13,250
U.S. Treasury Inflation Indexed Notes, 1.63%, 1/15/15	413	418
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/16	27,869	27,806
U.S. Treasury Inflation Indexed Notes, 2.50%, 7/15/16	137,141	140,332
Westpac Letter of Credit	1,790	1,790

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING		7,997,788

TOTAL INVESTMENTS (Cost $70,871,203) — 110.4%		85,445,091
Liabilities in excess of other assets — (10.4%)		(8,069,984)

NET ASSETS — 100.0%		$77,375,107

(a)	Non-income producing securities.
(b)	All or part of this security was on loan, as of June 30, 2007.
(c)	Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 2.98% - 7/02, $175,000 and MMA Community Development Investment, Inc., 4.47% - 12/01, $435,000. At June 30, 2007 these securities had an aggregate market value of $610,000, representing 0.8% of net assets.
+	Variable rate security. Rates presented are the rates in effect at June 30, 2007. Date presented reflects next rate change date.

		UNREALIZED
FUTURES CONTRACTS PURCHASED	CONTRACTS	DEPRECIATION

S&P 500 Index Futures Contract, expiring September, 2007 (underlying face amount at value $378,850)	1	$8,300

See notes to financial statements.

MMA Praxis Value Index Fund

Statement of assets and liabilities
June 30, 2007 (Unaudited)

ASSETS:
Investments, at value* (cost $62,263,415)	$76,837,303
Investments in affiliates, at value (cost $610,000)	610,000
Investments held as collateral for securities loaned, at value (cost $7,997,788)	7,997,788

Total Investments	85,445,091

Cash	5,346
Cash held as collateral for futures contracts	14,000
Interest and dividends receivable	109,233
Receivable for capital shares sold	211,498
Prepaid expenses	20,851

Total Assets	85,806,019

LIABILITIES:
Distributions payable to shareholders	178,475
Payable for capital shares redeemed	33,696
Payable for investments purchased	137,348
Payable for securities loaned	7,997,788
Payable for variation margin on futures contracts	450
Accrued expenses and other payables:
Investment advisory fees	19,255
Affiliates	2,288
Distribution fees	14,126
Trustees fees	9,052
Other	38,434

Total Liabilities	8,430,912

NET ASSETS:
Capital	61,148,598
Accumulated net investment income	5,422
Accumulated net realized gain on investments and futures contracts	1,655,499
Net unrealized appreciation on investments	14,573,888
Unrealized depreciation of futures contracts	(8,300)

Net Assets	$77,375,107

Net Assets
Class A	$30,269,349
Class B	14,589,910
Class I	32,515,848

Total	$77,375,107

Shares Outstanding (unlimited number of shares authorized with $.01 par value)
Class A	2,549,041
Class B	1,230,193
Class I	2,750,498

Total	6,529,732

Net asset value
Class A — Redemption Price Per Share(A)	$11.87

Class A — Maximum Sales Charge	5.25%

Class A — Maximum Offering Price Per Share [(100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent]	$12.53

Class B — offering price per share**(A)	$11.86

Class I — offering price per share**(A)	$11.82

*	Includes securities on loan, $7,827,836.
**	Redemption price per share varies by length of time shares are held.
(A)	Net proceeds upon redemption may include a redemption fee.

See notes to financial statements.

Statement of assets and liabilities

MMA Praxis Value Index Fund

Statement of operations
For the six months ended June 30, 2007 (Unaudited)

INVESTMENT INCOME:
Dividends	$869,218
Interest	8,347
Income from securities lending	3,859
Interest from affiliates	11,509

Total Investment Income	892,933

EXPENSES:
Investment advisory fees	105,608
Distribution fees — Class A	33,425
Distribution fees — Class B	52,961
Shareholder servicing fees — Class A	33,425
Shareholder servicing fees — Class B	17,654
Administration fees	49,240
Legal fees and expenses	27,711
Reimbursement of Fund expenses paid by Adviser	7,293
Trustees’ fee and expenses	21,750
Custodian fees	416
Other expenses	56,707

Total expenses before reductions/reimbursements	406,190
Expenses reduced by Distributor	(47,548)

Net Expenses	358,642

Net Investment Income	534,291

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on security transactions and futures contracts	1,821,767
Change in unrealized appreciation/depreciation of investments during the period	774,154
Change in unrealized appreciation/depreciation of futures contracts during the period	(8,988)

Net realized and unrealized gain on investments and futures contracts	2,586,933

Net increase in net assets resulting from operations	$3,121,224

See notes to financial statements.

Statement of operations

MMA Praxis Value Index Fund

Statements of changes in net assets

	Six Months
	Ended	Year Ended
	June 30, 2007	December 31,
	(Unaudited)	2006

From Investment Activities:
Net investment income	$534,291	$821,341
Net realized gain on investments and futures contracts	1,821,767	3,952,768
Change in unrealized appreciation/depreciation of investments and futures contracts during the period	765,166	6,005,631

Net increase in net assets resulting from operations	3,121,224	10,779,740

Distributions to Class A Shareholders:
From net investment income	(208,749)	(229,838)
From net realized gain on investment	—	(1,046,612)

Distributions to Class B Shareholders:
From net investment income	(58,101)	(84,278)
From net realized gain on investment	—	(653,735)

Distributions to Class I Shareholders:
From net investment income	(267,426)	(473,923)
From net realized gain on investment	—	(1,273,012)

Change in net assets from distributions to shareholders	(534,276)	(3,761,398)

Change in net assets from capital transactions	11,493,214	4,598,465

Change in net assets	14,080,162	11,616,807

Net Assets:
Beginning of period	63,294,945	51,678,138

End of period	$77,375,107	$63,294,945

Accumulated net investment income	$5,422	$5,407

See notes to financial statements.

Statements of changes in net assets

MMA Praxis Value Index Fund

Financial highlights

For a share outstanding throughout the period indicated.

	Class A Shares

	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2007		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$11.43		$10.09	$9.65	$8.65	$6.72	$8.79

Investment Activities:
Net investment income	0.06		0.22	0.15	0.12	0.10	0.07
Net realized and unrealized gains (losses) from investments	0.46		1.82	0.44	1.00	1.93	(2.07)

Total from Investment Activities	0.52		2.04	0.59	1.12	2.03	(2.00)

Distributions:
Net investment income	(0.08)		(0.13)	(0.15)	(0.12)	(0.10)	(0.07)
Net realized gain	—		(0.57)	—	—	—	—
Tax return of capital	—		—	—	—	— (a)	—

Total Distributions	(0.08)		(0.70)	(0.15)	(0.12)	(0.10)	(0.07)

Paid-in capital from redemption fees (a)	—		—	—	—	—	—

Net Asset Value, End of Period	$11.87		$11.43	$10.09	$9.65	$8.65	$6.72

Total Return (excludes sales charge)	4.57%	(b)	20.41%	6.12%	13.07%	30.38%	(22.81% )

Ratios/Supplemental Data:
Net assets at end of period (000)	$30,269		$22,426	$39,874	$33,640	$25,815	$15,071
Ratio of expenses to average net assets	1.02%	(c)	1.11%	1.04%	1.04%	0.95%	0.95%
Ratio of net investment income to average net assets	1.52%	(c)	1.52%	1.55%	1.45%	1.49%	0.98%
Ratio of expenses to average net assets*	1.24%	(c)	1.37%	1.30%	1.48%	1.71%	2.13%
Portfolio Turnover (d)	30.64%		55.37%	25.25%	24.76%	35.21%	30.61%

*	During the period, certain expenses were reduced, reimbursed or paid by a third party. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

Financial highlights

MMA Praxis Value Index Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class B Shares

	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2007		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$11.41		$10.07	$9.62	$8.64	$6.71	$8.78

Investment Activities:
Net investment income	0.05		0.10	0.09	0.08	0.07	0.03
Net realized and unrealized gains (losses) from investments	0.45		1.88	0.45	0.98	1.93	(2.07)

Total from Investment Activities	0.50		1.98	0.54	1.06	2.00	(2.04)

Distributions:
Net investment income	(0.05)		(0.07)	(0.09)	(0.08)	(0.07)	(0.03)
Net realized gain	—		(0.57)	—	—	—	—

Total Distributions	(0.05)		(0.64)	(0.09)	(0.08)	(0.07)	(0.03)

Paid-in capital from redemption fees	—	(a)	— (a)	—	—	—	—

Net Asset Value, End of Period	$11.86		$11.41	$10.07	$9.62	$8.64	$6.71

Total Return (excludes redemption charge)	4.36%	(b)	19.85%	5.61%	12.31%	29.82%	(23.24% )

Ratios/Supplemental Data:
Net assets at end of period (000)	$14,590		$13,840	$11,804	$9,155	$5,651	$3,227
Ratio of expenses to average net assets	1.58%	(c)	1.67%	1.59%	1.60%	1.50%	1.50%
Ratio of net investment income to average net assets	0.96%	(c)	0.93%	1.00%	0.91%	0.94%	0.44%
Ratio of expenses to average net assets*	1.75%	(c)	1.89%	1.78%	1.99%	2.21%	2.64%
Portfolio Turnover (d)	30.64%		55.37%	25.25%	24.76%	35.21%	30.61%

*	During the period, certain expenses were reduced, reimbursed or paid by a third party. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Value Index Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class I Shares

	Six Months
	Ended		Period Ended
	June 30, 2007		December 31,
	(Unaudited)		2006 (a)

Net Asset Value, Beginning of Period	$11.38		$10.90

Investment Activities:
Net investment income	0.03		0.12
Net realized and unrealized gains from investments	0.51		1.13

Total from Investment Activities	0.54		1.25

Distributions:
Net investment income	(0.10)		(0.20)
Net realized gain	—		(0.57)

Total Distributions	(0.10)		(0.77)

Net Asset Value, End of Period	$11.82		$11.38

Total Return (excludes redemption charge)	4.73%	(b)	11.67%	(b)

Ratios/Supplemental Data:
Net assets at end of period (000)	$32,516		$27,029
Ratio of expenses to average net assets	0.75%	(c)	0.89%	(c)
Ratio of net investment income to average net assets	1.79%	(c)	1.69%	(c)
Ratio of expenses to average net assets*	0.75%	(c)	0.95%	(c)
Portfolio Turnover (d)	30.64%		55.37%

*	During the period, certain expenses were reduced, reimbursed or paid by a third party. If such activity had not occurred, the ratios would have been indicated.
(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Growth Index Fund
Semi-annual report to shareholders
Portfolio manager’s letter

United States equity markets continued their move upward during the first half of the year and the Fund participated in this performance since its launch on May 1, 2007. As we discussed in the MMA Praxis Value Index Fund commentary, the tide appears to have shifted in favor of the growth style of investing, but only time will tell if the trend has staying power. Since May 1, the Fund (Class A Share, NAV) has returned 1.70 percent, slightly trailing its benchmark, the MSCI U.S. Prime Growth Index, which generated a return of 2.24 percent for the same brief time.

The MMA Praxis Growth Index Fund is managed in the same fashion the MMA Praxis Value Index Fund has been over the last year or so, but with a focus on the growth style of investing. As a refresher, the Fund incorporates MMA’s stewardship investing process and screens just like the other equity funds in the MMA Praxis family. Portfolio construction is determined by a custom benchmark index maintained by MSCI, which is based on MMA’s screens. This custom index serves as the target index for the Fund, which typically owns fewer than the total number of securities in the custom index in order to minimize the costs associated with trading and owning additional securities while still maintaining the intrinsic characteristics of the custom benchmark.

The MSCI Prime Market Growth Index was chosen as the Fund’s public benchmark for several reasons, but primarily because we believe it is best at representing how active growth style investors actually manage portfolios. The index includes stocks drawn from the MSCI Prime Market 750 Index having characteristics most often associated with the growth style of investing. Its design leads to an accurate representation of the growth style of the market, as well as lower portfolio turnover than some of its peers, thus lowering trading expenses.

As with the MMA Praxis Value Index Fund, we expect the Fund to differ in return compared to the MSCI Prime Market Growth Index as a result of MMA’s screens, which will add to performance in some environments and will hinder Fund returns in others.

Chad Horning, CFA®
MMA Praxis Growth Index Fund Co-manager

MMA Praxis Growth Index Fund

MMA Praxis Growth Index Fund

Schedule of portfolio investments
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 97.9%
ADVERTISING — 0.3%
Omnicom Group, Inc.	100	$5,292

ADVERTISING AGENCIES — 0.3%
Interpublic Group of Companies, Inc. (a)(b)	132	1,505
Lamar Advertising Co. (b)	28	1,757
Monster Worldwide, Inc. (a)	54	2,219

		5,481

AIRLINES — 0.3%
AMR Corp. (a)(b)	78	2,055
Southwest Airlines Co.	221	3,295

		5,350

APPAREL MANUFACTURERS — 0.8%
Coach, Inc. (a)	104	4,929
NIKE, Inc. — Class B	101	5,887
Polo Ralph Lauren Corp.	20	1,962

		12,778

ASSET MANAGEMENT — 0.6%
Franklin Resources, Inc.	49	6,491
Legg Mason, Inc.	39	3,837

		10,328

BANKS — 1.2%
Berkshire Hathaway, Inc. — Class B (a)	3	10,815
Mellon Financial Corp.	49	2,156
State Street Corp.	87	5,951

		18,922

BEVERAGES — 2.1%
Coca-Cola Company	180	9,416
PepsiCo, Inc.	389	25,226

		34,642

BROADCAST SERVICES & PROGRAMMING — 0.3%
Liberty Global, Inc. — Class A (a)(b)	63	2,585
Liberty Global, Inc. — Series C (a)	53	2,083

		4,668

BROADCASTING/CABLE — 3.1%
Cablevision Systems Corp. — Class A	68	2,461
Citadel Broadcasting Corp. (b)	33	213
Comcast Corp. — Class A (a)	502	14,116
Comcast Corp. — Special Class A (a)	271	7,577
DIRECTV Group, Inc. (a)	180	4,160
EchoStar Communications Corp. — Class A (a)	60	2,602
Liberty Media Corp. — Capital (a)	24	2,824
Walt Disney Co.	500	17,070

		51,023

Schedule of portfolio investments

MMA Praxis Growth Index Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 97.9%, continued
BROKERAGE SERVICES — 1.5%
Charles Schwab Corp.	275	$5,643
Goldman Sachs Group, Inc.	79	17,123
TD Ameritrade Holding Corp. (b)	83	1,660

		24,426

BUSINESS SERVICES — 2.1%
Accenture Ltd.	157	6,734
Automatic Data Processing, Inc.	145	7,029
CBOT Holdings, Inc. (a)	9	1,859
Ceridian Corp. (a)	44	1,540
Chicago Mercantile Exchange Holdings, Inc.	7	3,741
IntercontinentalExchange, Inc. (a)	12	1,774
Iron Mountain, Inc. (a)	77	2,012
Johnson Controls, Inc.	51	5,904
Paychex, Inc.	102	3,990

		34,583

CHEMICALS — GENERAL — 0.7%
Air Products & Chemicals, Inc.	28	2,250
Huntsman Corp. (b)	106	2,577
Praxair, Inc.	91	6,551

		11,378

COAL — 0.3%
Arch Coal, Inc. (b)	44	1,531
CONSOL Energy, Inc.	56	2,582

		4,113

COMMERCIAL SERVICES — 0.2%
Equifax, Inc.	60	2,665

COMMUNICATIONS EQUIPMENT — 0.3%
Avaya, Inc. (a)	250	4,210

COMMUNICATIONS SERVICES — 0.7%
American Tower Corp. (a)	125	5,250
Crown Castle International Corp. (a)	180	6,529

		11,779

COMPUTER SERVICES — 0.4%
First Data Corp.	195	6,371

COMPUTER STORAGE DEVICES — 1.2%
EMC Corp. (a)	568	10,281
Micron Technology, Inc. (a)	218	2,732
Network Appliance, Inc. (a)	112	3,270
SanDisk Corp. (a)	61	2,985

		19,268

COMPUTERS & PERIPHERALS — 8.5%
Apple, Inc. (a)	218	26,605
Cisco Systems, Inc. (a)	1,505	41,915
Dell, Inc. (a)	504	14,389
Hewlett-Packard Co.	433	19,320

MMA Praxis Growth Index Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 97.9%, continued
International Business Machines Corp.	243	$25,576
NCR Corp. (a)	57	2,995
Sun Microsystems, Inc. (a)	968	5,092

		135,892

CONGLOMERATES — 1.2%
3M Co.	179	15,535
Emerson Electric Co.	97	4,540

		20,075

CONSTRUCTION — 0.5%
Fluor Corp.	32	3,564
Joy Global, Inc.	37	2,158
Martin Marietta Materials, Inc.	14	2,268

		7,990

CONSUMER FINANCIAL SERVICES — 1.4%
American Express Co.	261	15,968
MasterCard, Inc. — Class A (b)	18	2,986
Western Union Co.	211	4,395

		23,349

CONSUMER GOODS & SERVICES — 2.9%
Procter & Gamble Co.	772	47,239

CONTAINERS — PAPER & PLASTIC — 0.1%
Sealed Air Corp.	64	1,985

COSMETICS & TOILETRIES — 1.0%
Avon Products, Inc.	120	4,410
Clorox Co.	50	3,105
Colgate-Palmolive Co.	130	8,431

		15,946

E-COMMERCE — 1.2%
Amazon.com, Inc. (a)	83	5,678
eBay, Inc. (a)	292	9,397
Liberty Media Corp. — Interactive (a)	188	4,198

		19,273

ELECTRIC SERVICES — 0.5%
TXU Corp.	109	7,336

ELECTRIC UTILITIES — 0.5%
AES Corp. (a)	199	4,354
NRG Energy, Inc. (a)(b)	95	3,949

		8,303

ELECTRONIC & ELECTRICAL — GENERAL — 0.1%
Harman International Industries, Inc.	19	2,219

FINANCIAL SERVICES — 1.3%
E*Trade Financial Corp. (a)	116	2,562
Moody’s Corp.	61	3,794
Nymex Holdings, Inc. (b)	25	3,141

MMA Praxis Growth Index Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 97.9%, continued
NYSE Euronext (b)	35	$2,577
SLM Corp.	82	4,722
T. Rowe Price Group, Inc.	80	4,151

		20,947

FOOD PROCESSING — 0.7%
Campbell Soup Co.	76	2,950
Kellogg Co.	107	5,541
Wm. Wrigley Jr., Co.	63	3,485

		11,976

FOOD STORES — 0.8%
Kroger Co.	85	2,391
Safeway, Inc.	88	2,995
Sysco Corp.	164	5,410
Whole Foods Market, Inc. (b)	39	1,494

		12,290

HEALTH CARE SERVICES — 0.5%
AmerisourceBergen Corp.	29	1,435
Laboratory Corp. of America Hldgs. (a)	34	2,661
Quest Diagnostics, Inc. (b)	63	3,253

		7,349

HOTELS & MOTELS — 0.7%
Hilton Hotels Corp.	99	3,314
Marriott International, Inc. — Class A	101	4,367
Starwood Hotels & Resorts Worldwide, Inc. (a)	62	4,158

		11,839

INDUSTRIAL GOODS — 0.8%
American Standard Companies, Inc.	59	3,480
Fastenal Co. (b)	68	2,846
Illinois Tool Works, Inc.	125	6,774

		13,100

INSURANCE — 3.1%
Aetna, Inc.	135	6,669
AFLAC, Inc.	126	6,476
CIGNA Corp.	74	3,864
Coventry Health Care, Inc. (a)	50	2,883
Health Net, Inc. (a)	37	1,954
Humana, Inc. (a)	52	3,167
Principal Fianncial Group, Inc.	76	4,430
Prudential Financial, Inc.	59	5,737
The Progressive Corp.	179	4,283
WellPoint, Inc. (a)	144	11,496

		50,959

INTERNET INFORMATION PROVIDERS — 2.4%
Google, Inc. — Class A (a)	57	29,833
Yahoo!, Inc. (a)	309	8,383

		38,216

MMA Praxis Growth Index Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 97.9%, continued
IRON & STEEL — 0.4%
Allegheny Technologies, Inc.	25	$2,622
Nucor Corp.	79	4,633

		7,255

MACHINERY — 0.3%
Deere & Co.	41	4,950

MANUFACTURING — 0.7%
Cummins, Inc.	30	3,036
Ford Motor Co. (b)	370	3,485
PACCAR Inc.	62	5,397

		11,918

MEDICAL - BIOMEDICAL/GENETIC — 1.0%
Amgen, Inc. (a)	292	16,145

MEDICAL EQUIPMENT & SUPPLIES — 3.9%
Baxter International, Inc.	184	10,367
Becton, Dickinson & Co.	66	4,917
Biomet, Inc.	73	3,338
C.R. Bard, Inc.	35	2,892
DENTSPLY International, Inc.	200	7,652
Medtronic, Inc.	285	14,779
St. Jude Medical, Inc. (a)	100	4,149
Stryker Corp.	75	4,732
Thermo Fisher Scientific, Inc. (a)	111	5,741
Zimmer Holdings, Inc. (a)	63	5,348

		63,915

MULTIMEDIA — 0.8%
Time Warner, Inc.	612	12,876

OFFICE EQUIPMENT & SERVICES — 0.1%
Xerox Corp. (a)	102	1,885

OIL & GAS EXPLORATION, PRODUCTION & SERVICES — 1.7%
ENSCO International Inc.	39	2,379
EOG Resources, Inc.	64	4,676
Foster Wheeler, Ltd. (a)	20	2,140
GlobalSantaFe Corp. (b)	61	4,407
Transocean, Inc. (a)	75	7,949
XTO Energy, Inc. (b)	90	5,409

		26,960

OIL & GAS OPERATIONS — 1.5%
Chesapeake Energy Corp. (b)	75	2,595
Noble Corp.	36	3,511
Pride International, Inc. (a)(b)	44	1,648
Questar Corp.	76	4,017
Southwestern Energy Co. (a)	53	2,359
Sunoco, Inc.	37	2,948

MMA Praxis Growth Index Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 97.9%, continued
The Williams Companies, Inc.	170	$5,375
Ultra Petroleum Corp. (a)	43	2,375

		24,828

OIL WELL SERVICES & EQUIPMENT — 1.5%
Baker Hughes, Inc.	75	6,310
Cameron International Corp. (a)	32	2,287
Diamond Offshore Drilling, Inc.	19	1,930
Nabors Industries Ltd. (a)(b)	52	1,736
National-Oilwell Varco, Inc. (a)	47	4,899
Smith International, Inc.	50	2,932
Weatherford International, Inc. (a)	89	4,916

		25,010

PHARMACEUTICALS — 9.1%
Abbott Laboratories	196	10,496
Allergan, Inc.	80	4,611
Amylin Pharmaceuticals, Inc. (a)(b)	48	1,976
Biogen Idec, Inc. (a)(b)	86	4,601
Cardinal Health, Inc.	92	6,499
Celgene Corp. (a)	97	5,561
Express Scripts Inc. — Class A (a)	66	3,301
Forest Laboratories, Inc. (a)	86	3,926
Genentech, Inc. (a)	112	8,474
Genzyme Corp. (a)	58	3,735
Gilead Sciences, Inc. (a)	236	9,150
Johnson & Johnson	679	41,840
McKesson Corp.	82	4,890
Millennium Pharmaceuticals, Inc. (a)	167	1,765
Schering-Plough Corp.	377	11,476
UnitedHealth Group, Inc.	327	16,723
Wyeth	118	6,766

		145,790

PRINTING & PUBLISHING — 0.5%
Dun & Bradstreet Corp.	22	2,266
McGraw-Hill Companies, Inc.	96	6,535

		8,801

RAILROADS — 0.5%
CSX Corp.	116	5,229
Norfolk Southern Corp.	60	3,154

		8,383

REAL ESTATE INVESTMENT TRUST — 0.3%
General Growth Properties, Inc.	66	3,495
Public Storage, Inc.	27	2,074

		5,569

MMA Praxis Growth Index Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 97.9%, continued
REAL ESTATE OPERATIONS — 0.5%
CB Richard Ellis Group, Inc. (a)	65	$2,373
ProLogis	65	3,698
Simon Property Group, Inc.	25	2,326

		8,397

RECREATIONAL PRODUCTS — 0.3%
Harley-Davidson, Inc.	78	4,650

RESTAURANTS — 1.1%
McDonald’s Corp.	111	5,634
Starbucks Corp. (a)	197	5,169
Yum! Brands, Inc.	217	7,101

		17,904

RETAIL — 8.4%
American Eagle Outfitters, Inc.	75	1,925
AutoZone, Inc. (a)	15	2,049
Bed Bath & Beyond, Inc. (a)	98	3,527
Best Buy Co., Inc.	116	5,414
CDW Corp.	18	1,529
Costco Wholesale Corp.	137	8,017
CVS Caremark Corp.	379	13,815
J.C. Penny Company, Inc.	64	4,632
Kohl’s Corp. (a)	85	6,038
Limited Brands, Inc.	71	1,949
Macy’s, Inc.	106	4,217
Medco Health Solutions, Inc. (a)	73	5,693
Nordstrom, Inc.	67	3,425
Office Depot, Inc. (a)	120	3,636
Sears Holding Corp. (a)	27	4,577
Staples, Inc.	229	5,434
Target Corp.	212	13,483
TJX Companies, Inc.	163	4,483
Walgreen Co.	246	10,711
Wal-Mart Stores, Inc.	618	29,731

		134,285

RETAIL - BUILDING PRODUCTS — 2.0%
Home Depot, Inc.	521	20,501
Lowe’s Companies, Inc.	377	11,570

		32,071

SCHOOLS & EDUCATIONAL SERVICES — 0.2%
Apollo Group, Inc. (a)	52	3,038

SCIENTIFIC & TECHNICAL INSTRUMENTS — 0.1%
Applera Corp. - Applied Biosystems Group	38	1,161

SEMICONDUCTORS — 5.5%
Advanced Micro Devices, Inc. (a)(b)	162	2,317
Altera Corp.	95	2,102
Analog Devices, Inc.	85	3,199

MMA Praxis Growth Index Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 97.9%, continued
Applied Materials, Inc.	330	$6,557
Broadcom Corp. — Class A (a)	132	3,861
Intel Corp.	1,397	33,193
KLA-Tencor Corp.	51	2,802
Lam Research Corp. (a)	55	2,827
Marvell Technology Group, Ltd. (a)	138	2,513
Maxim Integrated Products, Inc.	94	3,141
MEMC Electronic Materials, Inc. (a)	47	2,873
National Semiconductor Corp.	161	4,551
NVIDIA Corp. (a)	93	3,842
Texas Instruments, Inc.	356	13,396
Xilinx, Inc.	88	2,356

		89,530

SOFTWARE & COMPUTER SERVICES — 6.9%
Adobe Systems, Inc. (a)	152	6,103
Autodesk, Inc. (a)	72	3,390
CA, Inc.	124	3,203
Citrix Systems, Inc. (a)	75	2,525
Cognizant Technology Solutions Corp. (a)	38	2,853
Electronic Arts, Inc. (a)	87	4,117
Intuit, Inc. (a)	107	3,219
McAfee, Inc. (a)	61	2,147
Microsoft Corp.	2,188	64,480
Oracle Corp. (a)	1,041	20,518

		112,555

SOFTWARE & SERVICES — 1.4%
Akamai Technologies, Inc. (a)	52	2,529
Bea Systems, Inc. (a)	155	2,122
BMC Software, Inc. (a)	62	1,879
Fiserv, Inc. (a)	50	2,840
IMS Health, Inc.	161	5,173
Symantec Corp. (a)	242	4,888
VeriSign, Inc. (a)	115	3,649

		23,080

TELECOMMUNICATIONS — 3.0%
Corning, Inc. (a)	353	9,019
Juniper Networks, Inc. (a)	152	3,826
Level 3 Communications, Inc. (a)(b)	304	1,778
Motorola, Inc.	589	10,425
NII Holdings, Inc. — Class B (a)	42	3,391
Qualcomm, Inc.	414	17,964
Virgin Media Inc.	69	1,682

		48,085

MMA Praxis Growth Index Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 97.9%, continued
TRANSPORTATION SERVICES — 1.6%
C.H. Robinson Worldwide, Inc.	51	$2,679
Expeditors International of Washington, Inc.	60	2,478
Fedex Corp.	73	8,101
United Parcel Service, Inc. — Class B	165	12,044

		25,302

TOTAL COMMON STOCKS		1,587,903

SHORT TERM INVESTMENTS — 2.0%
Northern Institutional Government Select Portfolio	31,863	31,863

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING — 3.8%
Northern Institutional Liquid Asset Portfolio	62,073	62,073

TOTAL INVESTMENTS (Cost $1,670,626) — 103.7%		1,681,839
Liabilities in excess of other assets — (3.7%)		(60,224)

NET ASSETS — 100.0%		$1,621,615

(a)	Non-income producing securities.
(b)	All or part of this security was on loan, as of June 30, 2007.

See notes to financial statements.

MMA Praxis Growth Index Fund

Statement of assets and liabilities
June 30, 2007 (Unaudited)

ASSETS:
Investments, at value* (cost $1,608,553)	$1,619,766
Investments held as collateral for securities loaned, at value (Cost $62,073)	62,073

Total Investments	1,681,839

Interest and dividends receivable	727
Receivable for capital shares sold	10,901
Receivable for investments sold	2,900
Prepaid expenses	16,257

Total Assets	1,712,624

LIABILITIES:
Payable for investments purchased	28,369
Payable for securities loaned	62,073
Accrued expenses and other payables:
Affiliates	435
Distribution fees	132

Total Liabilities	91,009

NET ASSETS:
Capital	1,607,847
Accumulated net investment loss	(140)
Accumulated net realized gain on investments	2,695
Net unrealized appreciation on investments	11,213

Net Assets	$1,621,615

Net Assets
Class A	$464,757
Class B	133,625
Class I	1,023,233

Total	$1,621,615

Shares Outstanding (unlimited number of shares authorized with $.01 par value)
Class A	45,707
Class B	13,162
Class I	100,644

Total	159,513

Net asset value
Class A — Redemption Price Per Share(A)	$10.17

Class A — Maximum Sales Charge	5.25%

Class A — Maximum Offering Price Per Share [(100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent]	$10.73

Class B — offering price per share**(A)	$10.15

Class I — offering price per share**(A)	$10.17

*	Includes securities on loan, $55,767.
**	Redemption price per share varies by length of time shares are held.
(A)	Net proceeds upon redemption may include a redemption fee.

See notes to financial statements.

Statement of assets and liabilities

MMA Praxis Growth Index Fund

Statement of operations
For the six months ended June 30, 2007 (a) (Unaudited)

INVESTMENT INCOME:
Dividends	$2,057
Interest	963

Total Investment Income	3,020

EXPENSES:
Investment advisory fees	659
Distribution fees — Class A	102
Distribution fees — Class B	74
Shareholder servicing fees — Class A	102
Shareholder servicing fees — Class B	25
Administration fees	307
Legal fees and expenses	1,179
Trustees’ fee and expenses	168
Custodian fees	202
Other expenses	1,995

Total expenses before reductions/reimbursements	4,813
Expenses reimbursed by Investment Adviser	(1,531)
Expenses reduced by Distributor	(122)

Net Expenses	3,160

Net Investment Income	(140)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on security transactions	2,695
Change in unrealized appreciation/depreciation of investments during the period	11,213

Net realized and unrealized gain on investments	13,908

Net increase in net assets resulting from operations	$13,768

(a)	Represents the period of commencement of operations (May 1, 2007) through June 30, 2007.

See notes to financial statements.

Statement of operations

MMA Praxis Growth Index Fund

Statements of changes in net assets

Six Months
Ended
June 30, 2007 (a)
(Unaudited)

From Investment Activities:
Net investment income	$(140)
Net realized gain on investments and futures contracts	2,695
Change in unrealized appreciation/depreciation of investments during the period	11,213

Net increase in net assets resulting from operations	13,768

Change in net assets from capital transactions	1,607,847

Change in net assets	1,621,615

Net Assets:
Beginning of period	—

End of period	$1,621,615

Distributions in excess of net investment income	$(140)

(a)	Represents the period of commencement of operations (May 1, 2007) through June 30, 2007.

See notes to financial statements.

Statements of changes in net assets

MMA Praxis Growth Index Fund

Financial highlights

For a share outstanding throughout the period indicated.

	Class A Shares

	Period Ended
	June 30, 2007 (a)
	(Unaudited)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net investment loss	(—	) (b)
Net realized and unrealized gains from investments	0.16

Total from Investment Activities	0.16

Paid-in capital from redemption fees	0.01

Net Asset Value, End of Period	$10.17

Total Return (excludes sales charge)	1.70%	(c)

Ratios/Supplemental Data:
Net assets at end of period (000)	$465
Ratio of expenses to average net assets	1.54%	(d)
Ratio of net investment loss to average net assets	(0.41%	)(d)
Ratio of expenses to average net assets*	2.46%	(d)
Portfolio Turnover (e)	69.20%

*	During the period certain expenses were reduced, reimbursed or paid by a third party. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2007 (commencement of operations) through June 30, 2007.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

Financial highlights

MMA Praxis Growth Index Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class B Shares

	Period Ended
	June 30, 2007 (a)
	(Unaudited)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net investment loss	(0.01)
Net realized and unrealized gains from investments	0.16

Total from Investment Activities	0.15

Paid-in capital from redemption fees	—	(b)

Net Asset Value, End of Period	$10.15

Total Return (excludes redemption charge)	1.50%	(c)

Ratios/Supplemental Data:
Net assets at end of period (000)	$134
Ratio of expenses to average net assets	2.08%	(d)
Ratio of net investment loss to average net assets	(1.00%	)(d)
Ratio of expenses to average net assets*	2.93%	(d)
Portfolio Turnover (e)	69.20%

*	During the period certain expenses were reduced, reimbursed or paid by a third party. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2007 (commencement of operations) through June 30, 2007.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Growth Index Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class I Shares

	Period Ended
	June 30, 2007 (a)
	(Unaudited)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net investment income	—	(b)
Net realized and unrealized gains from investments	0.17

Total from Investment Activities	0.17

Net Asset Value, End of Period	$10.17

Total Return (excludes redemption charge)	1.70%	(c)

Ratios/Supplemental Data:
Net assets at end of period (000)	$1,023
Ratio of expenses to average net assets	1.34%	(d)
Ratio of net investment income to average net assets	0.08%	(d)
Ratio of expenses to average net assets*	2.03%	(d)
Portfolio Turnover (e)	69.20%

*	During the period, certain expenses were reduced, reimbursed or paid by a third party. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2007 (commencement of operations) through June 30, 2007.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis International Fund
Semi-annual report to shareholders
Portfolio manager’s letter

Global equity markets continued their strong run into 2007, with non-U.S. developed and emerging markets leading their domestic counterparts, growth besting value, and smaller caps generally topping larger caps.

Key and significant contributors to performance
On a relative basis, the major positive contributions came from the United Kingdom, Emerging Markets, specifically Latin America, the Middle East, Eastern Europe, and Canada. A strong theme for the period was companies that were related to mining, exploration, and refinement of commodities. The United Kingdom’s BHP Billiton and Rio Tinto, who are both involved in exploring, extracting, and processing minerals and metal resources, continued to strengthen sentiment of strong commodity prices on rumors of consolidation in the sector. This was also the case for the strongest contributor of our Emerging Market holdings Brazilian-based, Companhia Vale do Rio Doce, again a top 10 performer for the 6-month period. The company is the second largest mining operation in the world and the largest logistics operator in Brazil. Strength in commodity prices also benefited oil giants Royal Dutch Shell, BP, and Satoil, on the back of continued global oil price gains. In Emerging Markets, the portfolio’s second strongest contributor to return in terms of total effect came from Singapore’s Keppel Corp. Keppel is a world leader in the construction of off-shore oil and gas drilling rigs, for which demand is strong, and it also has interests in real estate construction and developments in Singapore, another strong contributor. Finally, Keppel has an added catalyst in the potential for development of more infrastructure projects, i.e. power, water, and waste water. For 2008, 58 percent of net profits are expected to come from oil rigs, 23 percent from property, 5 percent from infrastructure, and 13 percent from other investments. In Canada, the strongest contributor came from Yellow Pages Income Fund and BCE.

Among the notable individual stock contributors was France’s Michelin, the world’s largest tire manufacturer. Michelin benefited from its recent cost cutting programs and from an exceptionally supportive sales environment, especially in its heavy industrial tire manufacturing division. Other contributors in France included, Schneider Electric and materials mega group Compagnie de Saint-Gobain. ABN Amro, the Dutch bank, rose sharply early in the six-month period on takeover interest from Barclays. Nintendo continued to perform strongly based on the performance of its Wii gaming console and DS2 portable gaming device. The success of the Nintendo Wii has been due to the company’s strategy of disrupting the gaming market through the introduction of an innovative product that broadens the industry’s audience by bringing in non-traditional gamers.

On a sector basis, Consumer Discretionary, Health Care, Energy, and Information Technology were the highest contributors respectively for the six-month period.

Key and significant detractors from performance
Europe was the weakest region due largely to stock selections in Germany, Sweden, and Switzerland. In total effect terms, detractors in Europe included Finland’s Nokia, the world’s largest manufacturer of cell phones, and Germany’s real estate investment firm PATRIZIA Immobilien. In the case of Nokia, our underweight detracted from results as it was a strong performer for the six-month period. In Sweden and Switzerland, our underweight of what was largely a positive six-month period, detracted from results. In Japan, our underweight and stock selection in what was a stronger than expected region for the first half of 2007, hindered Fund performance. Japanese detractors included Financials, Orix Corp., and Bank of Yokohama; Chemical companies, Tokuyama Corp. and Hitachi; Pharmaceutical, Eisai Co.; Electronics, Sony; and Utilities giant, Tokyo Gas. Tokuyama Corp., a manufacturer of polysilicon, a necessary ingredient in solar panels that will continue to be in short supply, has been affected by higher input costs. Meanwhile, investors reacted negatively to conservative earnings guidance from the company. Tokyo Gas weakened when it predicted a 30 percent drop in operating profit for 2008.

On a sector basis, Materials, Utilities, Industrials, and Financials were the largest detractors for the period.

MMA Praxis International Fund

Strategy and outlook
The outlook for international equity markets, in our opinion, should continue to be highly influenced by events in the United States, where liquidity is being reduced. Although the sub-prime mortgage problems have been well chronicled, many other systemic problems are just starting to come into focus as liquidity flows slow. Currently, we have structured the portfolio to be consistent with this view. Systemic risks in the United States include the unknown risks from using mathematical models to price securities being actively traded, as well as the assumption that liquidity conditions will not change. In addition, there is the risk of “contagion.” In difficult markets, when poor quality holdings cannot be easily sold to meet redemptions, high quality positions may have to be sold instead. Thus, contagion can easily spread from the poorer to higher quality issues.

There are many types of investment pools that have been formed in recent years that are not transparent, that rely heavily on leveraged or borrowed funds, and that are not held to the same standards as other parts of the asset management industry. As we look ahead, we think aversion to risk may grow and markets may become more volatile. Energy costs are higher than had been expected at the beginning of 2007 and interest rates are increasing in many parts of the world. Earnings are still good, but the rate of improvement is decelerating. The U.S. consumer is getting squeezed and higher taxes may be just around the corner.

Finally, equity markets have already had quite a run over the last few years, especially in emerging markets and in the small cap sector. Given these warning signals, we believe the Fund is positioned prudently as an international equity alternative that is respectful of the risks in the market. It is structured for investors who want to diversify, but with lower risk levels. We believe it offers the potential for attractive relative returns.

Gilman C. Gunn, III
MMA Praxis International Fund Manager

MMA Praxis International Fund
Performance review

Average annual total returns as of 6/30/07

	Inception
	Date	1 Year	3 Year	5 Year	10 Year
Class A	5/12/99	22.19%	18.98%	12.70%	5.39%
Class A*	5/12/99	15.75%	16.87%	11.49%	4.82%

Class B	4/1/97	21.36%	18.21%	11.97%	4.94%
Class B**	4/1/97	17.36%	17.49%	11.84%	4.94%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 5.25%.

**	The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped. This is called a Contingent Deferred Sales Charge (“CDSC”). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 4/1/97. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

Performance review

MMA Praxis International Fund

Performance review (continued)

Growth of $10,000 investment 6/30/97 to 6/30/07

Class A - load		Class B - no load			MSCI EAFE - index performance/gross
Date	Balance	Date		Balance	Date	Balance

6/30/1997	9,479	6/30/1997		10,000	6/30/1997	10,000
9/30/1997	9,520	9/30/1997		10,043	9/30/1997	9,936
12/31/1997	8,769	12/31/1997		9,251	12/31/1997	9,164
3/31/1998	10,205	3/31/1998		10,766	3/31/1998	10,519
6/30/1998	10,865	6/30/1998		11,462	6/30/1998	10,638
9/30/1998	9,448	9/30/1998		9,968	9/30/1998	9,133
12/31/1998	10,871	12/31/1998		11,469	12/31/1998	11,028
3/31/1999	11,096	3/31/1999		11,706	3/31/1999	11,189
6/30/1999	11,588	6/30/1999		12,225	6/30/1999	11,481
9/30/1999	12,245	9/30/1999		12,895	9/30/1999	11,993
12/31/1999	15,486	12/31/1999		16,286	12/31/1999	14,038
3/31/2000	15,844	3/31/2000		16,644	3/31/2000	14,031
6/30/2000	14,423	6/30/2000		15,130	6/30/2000	13,484
9/30/2000	13,275	9/30/2000		13,909	9/30/2000	12,404
12/31/2000	12,355	12/31/2000		12,927	12/31/2000	12,079
3/31/2001	10,619	3/31/2001		11,098	3/31/2001	10,429
6/30/2001	10,096	6/30/2001		10,529	6/30/2001	10,338
9/30/2001	8,440	9/30/2001		8,784	9/30/2001	8,896
12/31/2001	9,214	12/31/2001		9,578	12/31/2001	9,517
3/31/2002	9,323	3/31/2002		9,692	3/31/2002	9,571
6/30/2002	8,814	6/30/2002		9,144	6/30/2002	9,385
9/30/2002	7,067	9/30/2002		7,324	9/30/2002	7,537
12/31/2002	7,437	12/31/2002		7,688	12/31/2002	8,026
3/31/2003	6,668	3/31/2003		6,886	3/31/2003	7,373
6/30/2003	7,805	6/30/2003		8,049	6/30/2003	8,816
9/30/2003	8,317	9/30/2003		8,561	9/30/2003	9,537
12/31/2003	9,454	12/31/2003		9,721	12/31/2003	11,169
3/31/2004	9,846	3/31/2004		10,097	3/31/2004	11,661
6/30/2004	9,514	6/30/2004		9,742	6/30/2004	11,712
9/30/2004	9,453	9/30/2004		9,669	9/30/2004	11,685
12/31/2004	10,876	12/31/2004		11,100	12/31/2004	13,480
3/31/2005	10,805	3/31/2005		11,006	3/31/2005	13,466
6/30/2005	10,650	6/30/2005		10,831	6/30/2005	13,365
9/30/2005	11,596	9/30/2005		11,778	9/30/2005	14,761
12/31/2005	12,198	12/31/2005		12,377	12/31/2005	15,369
3/31/2006	13,200	3/31/2006		13,366	3/31/2006	16,825
6/30/2006	13,115	6/30/2006		13,262	6/30/2006	16,984
9/30/2006	13,423	9/30/2006	A	13,574	9/30/2006	17,661
12/31/2006	14,676	12/31/2006	A	14,840	12/31/2006	19,497
3/31/2007	15,078	3/31/2007	A	15,247	3/31/2007	20,306
6/30/2007	16,016	6/30/2007	A	16,203	6/30/2007	21,661

For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the International Fund from 6/30/97 to 6/30/07, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 4/1/97.

[1]	The MSCI EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the developed markets throughout the world, excluding the United States and Canada.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund’s performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis International Fund

Schedule of portfolio investments
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 95.5%
ARGENTINA — 0.7%
AGRICULTURE — 0.1%
Cresud S.A. ADR (b)	5,869	$125,538

BANKS — 0.2%
Banco Macro Bansud S.A. (b)	9,714	319,299

REAL ESTATE — 0.4%
IRSA Inversiones y Representaciones S.A. (a)	41,556	768,786

		1,213,623

AUSTRALIA — 1.0%
AIRPORT DEVELOPMENT — 0.3%
Macquarie Airports	154,134	528,340

FINANCIAL SERVICES — 0.4%
National Australia Bank Ltd.	20,650	718,703

INVESTMENT COMPANIES — 0.3%
Macquarie Infrastructure Group (b)	187,770	573,538

		1,820,581

BELGIUM — 1.4%
CHEMICALS-SPECIALTY — 0.3%
Umicore	2,626	573,259

SPECIAL PURPOSE ENTITY — 1.1%
Compagnie Nationale a Portefeuille (CNP)/National Portefeuille Maatschappij (NPM)	3,900	282,331
Groupe Bruxelles Lamber S.A. (b)	13,588	1,697,511

		1,979,842

		2,553,101

BERMUDA — 0.2%
INSURANCE — 0.2%
Catlin Group Ltd.	46,681	448,721

BRAZIL — 1.0%
MINERALS — 0.9%
Companhia Vale do Rio Doce ADR (b)	36,465	1,624,516

TELECOMMUNICATIONS — 0.1%
Tim Participacoes ADR (b)	5,253	181,071

		1,805,587

CANADA — 1.2%
PUBLISHING — 1.2%
Yellow Pages Income Fund	173,422	2,263,017

FINLAND — 1.2%
FINANCIAL SERVICES — 0.3%
Sampo Oyj	18,600	537,795

MACHINERY & ENGINEERING — 0.4%
KCI Konecranes Oyj (a)	16,000	673,787

TELECOMMUNICATIONS — 0.5%
Nokia Oyj	37,779	1,064,204

		2,275,786

Schedule of portfolio investments

MMA Praxis International Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 95.5%, continued
FRANCE — 14.4%
BANKS — 1.8%
BNP Paribas S.A.	27,607	$3,302,003

BUILDING & CONSTRUCTION — 2.3%
Bouygues S.A.	14,935	1,257,269
Compagnie de Saint-Gobain	18,513	2,089,243
Imerys S.A. (b)	7,979	811,239

		4,157,751

CHEMICALS — 0.0%
Rhodia Inc.	10,161	38,374

ELECTRIC SERVICES — 1.4%
Schneider Electric S.A.	18,592	2,620,623

FOOD DIVERSIFIED — 0.9%
Sodexho Alliance S.A.	23,808	1,712,887

FOOD RETAIL — 1.5%
Carrefour S.A. (b)	39,006	2,752,992

GAS DISTRIBUTION — 0.5%
Gaz de France (b)	18,591	943,454

INSURANCE — 1.8%
Axa	31,812	1,378,412
CNP Assurances (b)	14,674	1,886,019

		3,264,431

MEDIA — 1.5%
Vivendi Universal S.A.	65,880	2,845,659

OFFICE AUTOMATION & EQUIPMENT — 1.1%
Neopost S.A. (b)	14,112	2,072,816

TELECOMMUNICATIONS — 0.7%
France Telecom S.A.	44,492	1,228,612

TIRE & RUBBER — 0.9%
Michelin (b)	12,399	1,742,993

		26,682,595

GERMANY — 8.5%
APPAREL MANUFACTURERS — 0.5%
Adidas-Salomon AG (b)	14,477	924,960

BANKS — 1.1%
Deutsche Bank AG	14,635	2,123,685

BUILDING & CONSTRUCTION — 0.7%
Bilfinger Berger AG	15,300	1,360,069

CHEMICALS — 0.6%
BASF AG	7,887	1,033,984

ELECTRIC - INTEGRATED — 1.4%
RWE AG (b)	23,818	2,531,237

INSURANCE — 0.7%
Allianz AG	5,899	1,378,230

MMA Praxis International Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 95.5%, continued
MACHINERY/PRINT TRADE — 0.4%
Heidelberger Druckmaschin (b)	14,404	$696,656

PHARMACEUTICALS — 1.6%
Fresenius AG	36,330	2,769,687

REAL ESTATE — 0.4%
Patrizia Immobilien AG (a)(b)	44,241	785,708

SOFTWARE — 1.1%
SAP AG	40,514	2,076,291

		15,680,507

GREECE — 1.5%
BANKS — 1.2%
Alpha Credit Bank A.E	21,000	662,335
Greek Postal Savings Bank S.A. (a)	43,738	1,024,254
National Bank of Greece SA	7,745	444,518

		2,131,107

FINANCIAL SERVICES — 0.3%
Hellenic Exchanges S.A.	23,049	605,280

		2,736,387

HONG KONG — 2.9%
DIVERSIFIED FINANCIAL SERVICES — 0.6%
Guoco Group Ltd.	79,000	1,108,308

REAL ESTATE INVESTMENT/MANAGEMENT — 0.3%
Hysan Development Company Ltd. (b)	230,000	611,812

REAL ESTATE OPERATORS/DEVELOPERS — 0.3%
Chinese Estates Holdings Ltd.	348,000	547,408

TELECOMMUNICATIONS — 1.2%
China Unicom Ltd.	1,238,000	2,131,042

TELEVISION — 0.5%
Television Broadcasts Ltd.	131,000	921,426

		5,319,996

IRELAND — 1.0%
BANKS — 0.5%
Anglo Irish Bank Corp. plc (b)	50,171	1,025,492

BUILDING PRODUCTS — 0.5%
CRH plc	17,862	885,181

		1,910,673

ISRAEL — 0.7%
PHARMACEUTICALS — 0.7%
Teva Pharmaceutical Industries Ltd. (b)	32,980	1,360,425

ITALY — 2.9%
BANKS — 1.2%
Intesa SanPaolo	55,626	390,794
UniCredito Italiano S.p.A	198,925	1,785,276

		2,176,070

MMA Praxis International Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 95.5%, continued
FINANCIAL SERVICES — 1.3%
IFI-Istituto Finanziario Industriale S.p.A. (a)	25,356	$1,023,507
IFIL — Investments S.p.A.	133,274	1,441,434

		2,464,941

RETAIL — 0.4%
Geox S.p.A	37,802	700,009

		5,341,020

JAPAN — 15.4%
AUTOMOTIVE — 1.8%
Toyota Motor Corp.	54,600	3,458,362

BANKS — 1.4%
Bank of Yokohama Ltd.	163,000	1,143,628
Chiba Bank	66,000	586,333
Mitsubishi Tokyo Financial Group, Inc.	35	386,536
Sumitomo Trust & Banking Co.	41,000	391,205

		2,507,702

BUILDING & CONSTRUCTION — 0.3%
Okumura Corp. (b)	91,000	466,288

CHEMICALS — 0.8%
Hitachi Chemical Co. Ltd. (b)	17,700	401,015
Tokuyama Corp. (b)	79,000	1,030,281

		1,431,296

COSMETICS & TOILETRIES — 0.3%
Shiseido Company Ltd.	29,000	619,351

ELECTRONIC & ELECTRICAL - GENERAL — 4.5%
CANON, Inc.	65,000	3,816,232
Fanuc Ltd.	4,900	506,135
Keyence Corp.	2,800	612,319
Sony Corp.	35,100	1,804,239
Square Enix Co. Ltd. (b)	26,300	664,201
THK CO. Ltd	41,500	1,041,333

		8,444,459

ENTERTAINMENT SYSTEMS — 1.7%
Nintendo Co. Ltd.	8,400	3,076,373

FINANCIAL SERVICES — 1.6%
Orix Corp.	11,530	3,038,276

GAS DISTRIBUTION — 0.6%
Tokyo Gas Co. Ltd.	238,000	1,128,686

INSURANCE — 0.8%
Mitsui Sumitomo Insurance Co.	86,000	1,104,812
Sompo Japan Insurance, Inc.	32,000	392,123

		1,496,935

MOTION PICTURES & SERVICES — 0.2%
Toho Co. Ltd. (b)	20,100	363,986

MMA Praxis International Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 95.5%, continued
PHARMACEUTICALS — 0.6%
Eisai Co. Ltd.	26,400	$1,153,372

RETAIL — 0.4%
Yamada Denki Co. Ltd.	6,700	700,767

TEXTILES — 0.4%
Toray Industries, Inc. (b)	99,000	732,381

		28,618,234

MEXICO — 0.4%
BUILDING PRODUCTS — 0.4%
Cemex S.A. ADR (b)	21,160	780,801

NETHERLANDS — 4.6%
CHEMICALS — 0.7%
Akzo Nobel N.V.	15,268	1,321,883

ELECTRONIC & ELECTRICAL - GENERAL — 0.9%
Philips Electronics N.V.	40,268	1,720,282

FINANCIAL SERVICES — 1.2%
ING Groep N.V.	51,001	2,263,720

FOOD DIVERSIFIED — 1.3%
Unilever NV	79,336	2,476,464

TELECOMMUNICATIONS — 0.5%
Koninklijke (Royal) KPN N.V.	50,163	836,559

		8,618,908

NORWAY — 3.0%
OIL COMP-INTEGRATED — 2.2%
Statoil ASA (b)	130,400	4,057,725

TELECOM SERVICES — 0.8%
Telenor ASA	78,200	1,534,958

		5,592,683

RUSSIA — 0.8%
STEEL — 0.4%
Evraz Group GDR	21,121	868,073

TELECOMMUNICATIONS — 0.4%
AFK Sistema (b)	23,372	663,765

		1,531,838

SINGAPORE — 1.6%
DIVERSIFIED OPERATIONS — 1.2%
Keppel Corp., Ltd.	277,000	2,261,594

FINANCIAL SERVICES — 0.4%
DBS Group Holdings Ltd.	48,000	714,827

		2,976,421

SOUTH KOREA — 0.7%
AUTOMOTIVE — 0.2%
Hyundai Motor Co. Ltd. GDR (b)	14,605	332,994

MMA Praxis International Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 95.5%, continued
FOOD PRODUCTS — 0.3%
Lotte Confectionary Co. Ltd. (a)	350	$466,288

TELECOMMUNICATIONS — 0.2%
KT Corp. (a)	9,650	451,535

		1,250,817

SPAIN — 4.0%
APPAREL — 0.5%
Industria de Diseno Textil, S.A. (a)	16,287	964,984

BANKS — 0.7%
Banco Santander Central Hispano S.A.	72,372	1,341,147

UTILITIES - TELECOMMUNICATIONS — 2.8%
Telefonica S.A.	226,234	5,065,192

		7,371,323

SWEDEN — 1.2%
METALS — 0.3%
Assa Abloy AB (a)	28,800	637,969

WIRELESS COMMUNICATIONS — 0.9%
Telefonaktiebolaget LM Ericsson	382,000	1,533,765

		2,171,734

SWITZERLAND — 8.8%
CHEMICALS — 0.9%
Lonza Group AG	17,428	1,606,543

FINANCIAL SERVICES — 0.9%
Credit Suisse Group	5,331	381,222
UBS AG	20,380	1,227,972

		1,609,194

FOOD PRODUCTS — 3.2%
Lindt & Spruengli AG	518	1,411,725
Nestle S.A.	11,868	4,527,621

		5,939,346

INSURANCE — 0.7%
Swiss Re	14,913	1,366,160

INVESTMENT COMPANIES — 0.5%
Pargesa Holding AG	8,963	1,003,797

PHARMACEUTICALS — 2.6%
Novartis AG	31,540	1,781,629
Roche Holding AG	17,314	3,081,510

		4,863,139

		16,388,179

TAIWAN — 1.0%
SEMICONDUCTORS — 0.5%
United Microelectronics Corp. ADR	1,603,000	968,926

MMA Praxis International Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 95.5%, continued
TELECOMMUNICATIONS — 0.5%
Chunghwa Telecom Co. Ltd.	454,660	$868,063

		1,836,989

UNITED KINGDOM — 15.4%
BANKS — 2.4%
HBOS plc	33,059	653,812
HSBC Holdings plc (b)	62,000	1,129,882
Lloyds TSB Group plc	143,326	1,601,464
Royal Bank of Scotland Group plc	79,304	1,008,716

		4,393,874

CONTAINERS — 0.3%
Rexam plc	62,428	625,157

ELECTRIC SERVICES — 0.2%
Centrais Electricas Brasileiras S.A. (a)	1,500,000	44,314
National Grid plc	25,669	380,358

		424,672

INSURANCE — 0.6%
Amlin plc	67,123	378,371
Aviva plc	24,735	369,001
Prudential plc	31,017	444,657

		1,192,029

MEDICAL PRODUCTS — 0.7%
Smith & Nephew plc	108,642	1,344,801

MINERALS — 3.1%
BHP Billiton plc	100,210	2,798,757
Rio Tinto plc	38,212	2,936,198

		5,734,955

OIL COMP-INTEGRATED — 6.0%
BG Group plc	61,496	1,014,335
BP plc	489,135	5,922,065
Royal Dutch Shell plc - Class A	99,117	4,047,866

		10,984,266

PHARMACEUTICALS — 0.5%
GlaxoSmithKline plc	37,470	981,796
TELECOMMUNICATIONS — 1.3%
Vodafone Group plc	727,379	2,450,641
UTILITIES-WATER - 0.3%
United Utilities plc (b)	32,741	466,085

		28,598,276

TOTAL COMMON STOCKS		177,148,222

MMA Praxis International Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES OR
	PRINCIPAL
	AMOUNT	VALUE

PREFERRED STOCK — 0.4%
GERMANY — 0.4%
AUTOMOTIVE — 0.4%
Porsche AG (a)	404	$723,487

RIGHTS — 0.0%
BELGIUM — 0.0%
HOLDING COMPANY — 0.0%
Groupe Bruxelles Lambert S.A.	13,588	12,691

CORPORATE NOTES — 1.1%
COMMUNITY DEVELOPMENT — 1.1%
DOMESTIC — 1.1%
MMA Community Development Investment, Inc., 2.98%, 12/31/09, (c)+	795,000	795,000
MMA Community Development Investment, Inc., 4.47%, 12/31/09, (c)+	1,180,00	1,180,000

TOTAL CORPORATE NOTES		1,975,000

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING — 12.7%
Banco Santander Central Hispano S.A.	278,515	278,515
Northern Institutional Liquid Asset Portfolio	22,348,605	22,348,605
U.S. Treasury Inflation Indexed Bonds 2.00%, 1/15/26	286,112	272,506
U.S. Treasury Inflation Indexed Note 3.50%, 1/15/11	33,211	41,190
U.S. Treasury Inflation Indexed Note, 2.375%, 1/15/25	70,856	75,519
US Treasury Bonds, 5.25%, 2/15/29	484,490	497,368

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING		23,513,703

TOTAL INVESTMENTS (Cost $158,266,797) — 109.7%		203,373,103
Liabilities in excess of other assets — (9.7%)		(17,952,990)

NET ASSETS — 100.0%		$185,420,113

(a)	Non-income producing securities.
(b)	All or part of this security was on loan, as of June 30, 2007.
(c)	Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 2.98% - 12/01, $795,000 and MMA Community Development Investment, Inc., 4.47% - 12/01, $1,180,000. At June 30, 2007 these securities had an aggregate market value of $1,975,000, representing 1.1% of net assets.
+	Variable rate security. Rates presented are the rates in effect at June 30, 2007. Date presented reflects next rate change date.
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
plc — Public Liability Company

See notes to financial statements.

MMA Praxis International Fund

Statement of assets and liabilities
June 30, 2007 (Unaudited)

ASSETS:
Investments, at value* (cost $132,778,094)	$177,884,400
Investments in affiliates, at value (cost $1,975,000)	1,975,000
Investments held as collateral for securities loaned, at value (cost $23,513,703)	23,513,703

Total Investments	203,373,103

Cash	4,319,653
Foreign currency, at value (cost $157,876)	157,837
Currency contracts receivable	588,022
Interest and dividends receivable	265,926
Receivable for capital shares sold	17,467
Receivable for investments sold	2,770,259
Tax reclaim receivable	329,572
Prepaid expenses	23,468

Total Assets	211,845,307

LIABILITIES:
Distributions payable to shareholders	325,294
Payable for capital shares redeemed	1,769,275
Payable for currency contracts	588,038
Payable for securities loaned	23,513,703
Unrealized depreciation on foreign currency exchange contracts	4,010
Accrued expenses and other payables:
Investment advisory fees	137,497
Affiliates	19,166
Distribution fees	24,398
Trustees fees	5,121
Other	38,692

Total Liabilities	26,425,194

NET ASSETS:
Capital	140,150,771
Distribution in excess of net investment income	(1,499,691)
Accumulated net realized gain on investments and foreign currency transactions	1,662,727
Net unrealized appreciation on investments and foreign currency translations	45,106,306

Net Assets	$185,420,113

Net Assets
Class A	$49,611,796
Class B	24,216,868
Class I	111,591,449

Total	$185,420,113

Shares Outstanding (unlimited number of shares authorized with $.01 par value)
Class A	3,225,205
Class B	1,601,872
Class I	7,271,153

Total	12,098,230

Net asset value
Class A — Redemption Price Per Share(A)	$15.38

Class A — Maximum Sales Charge	5.25%

Class A — Maximum Offering Price Per Share [(100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent]	$16.23

Class B — offering price per share**(A)	$15.12

Class I — offering price per share**(A)	$15.35

*	Includes securities on loan of $22,918,490.
**	Redemption price per share varies by length of time shares are held.
(A)	Net proceeds upon redemption may include a redemption fee.
See notes to financial statements.

Statement of assets and liabilities

MMA Praxis International Fund

Statement of operations
For the six months ended June 30, 2007 (Unaudited)

INVESTMENT INCOME:
Dividends	$3,609,080
Foreign tax withholding	(461,630)
Interest	(505)
Income from securities lending	25,562
Interest from affiliates	17,217

Total Investment Income	3,189,724

EXPENSES:
Investment advisory fees	782,431
Administration fees	121,693
Distribution fees — Class A	58,721
Distribution fees — Class B	89,378
Shareholder servicing fees — Class A	58,721
Shareholder servicing fees — Class B	29,793
Reimbursement of Fund expenses paid by Adviser	87,496
Custodian fees	4,578
Legal fees and expenses	41,753
Trustees’ fee and expenses	18,909
Other expenses	103,362

Total expenses before reductions/reimbursements	1,396,835
Expenses reduced by Distributor	(70,638)

Net Expenses	1,326,197

Net Investment Income	1,863,527

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments and foreign currency transactions	9,588,435
Change in unrealized appreciation/depreciation of investments and foreign currency translations during the period	4,029,882

Net realized and unrealized gain on investments and foreign currency transactions	13,618,317

Net increase in net assets resulting from operations	$15,481,844

See notes to financial statements.

Statement of operations

MMA Praxis International Fund

Statements of changes in net assets

	Six Months
	Ended	Year Ended
	June 30, 2007	December 31,
	(Unaudited)	2006

From Investment Activities:
Net investment income	$1,863,527	$1,407,169
Net realized gain on investments and foreign currency transactions	9,588,435	14,968,084
Change in unrealized appreciation/depreciation of investments and futures contracts during the period	4,029,882	12,974,631

Net increase in net assets resulting from operations	15,481,844	29,349,884

Distributions to Class A Shareholders:
From net investment income	(505,725)	(390,536)

Distributions to Class B Shareholders:
From net investment income	(172,308)	(120,020)

Distributions to Class I Shareholders:
From net investment income	(1,418,154)	(1,439,082)

Change in net assets from distributions to shareholders	(2,096,187)	(1,949,638)

Change in net assets from capital transactions	4,413,302	(6,332,799)

Change in net assets	17,798,959	21,067,447

Net Assets:
Beginning of period	167,621,154	146,553,707

End of period	$185,420,113	$167,621,154

Distributions in excess of net investment income	$(1,499,691)	$(1,302,855)

See notes to financial statements.

Statements of changes in net assets

MMA Praxis International Fund

Financial highlights

For a share outstanding throughout the period indicated.

	Class A Shares

	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2007		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$14.23		$11.94	$10.78	$9.43	$7.45	$9.28

Investment Activities:
Net investment income	0.15		0.16	0.08	0.01	0.04	0.01
Net realized and unrealized gains (losses) from investments	1.16		2.26	1.22	1.37	2.00	(1.79)

Total from Investment Activities	1.31		2.42	1.30	1.38	2.04	(1.78)

Distributions:
Net investment income	(0.16)		(0.13)	(0.14)	(0.03)	(0.06)	(0.03)
Tax return of capital	—		—	—	—	—	(0.02)

Total Distributions	(0.16)		(0.13)	(0.14)	(0.03)	(0.06)	(0.05)

Paid-in capital from redemption fees (a)	—		—	—	—	—	—

Net Asset Value, End of Period	$15.38		$14.23	$11.94	$10.78	$9.43	$7.45

Total Return (excludes sales charge)	9.19%	(b)	20.31%	12.16%	14.68%	27.53%	(19.29% )

Ratios/Supplemental Data:
Net assets at end of period (000)	$49,612		$44,837	$121,173	$115,687	$97,396	$68,989
Ratio of expenses to average net assets	1.73%	(c)	1.76%	1.58%	1.63%	1.50%	1.45%
Ratio of net investment income to average net assets	1.95%	(c)	0.85%	0.74%	0.16%	0.49%	0.11%
Ratio of expenses to average net assets*	1.73%	(c)	2.09%	1.90%	2.01%	2.14%	2.24%
Portfolio Turnover (d)	56.00%		82.77%	71.93%	81.85%	145.51%	76.38%

*	During the period, certain expenses were reduced, reimbursed or paid by a third party. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

Financial highlights

MMA Praxis International Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class B Shares

	Six Months
	Ended		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2007		December 31,	December 31,	December 31,		December 31,	December 31,
	(Unaudited)		2006	2005	2004		2003	2002

Net Asset Value, Beginning of Period	$13.99		$11.77	$10.62	$9.32		$7.39	$9.23

Investment Activities:
Net investment income (loss)	0.06		(0.06)	(0.01)	(0.05)		(0.01)	(0.04)
Net realized and unrealized gains (losses) from investments	1.18		2.34	1.22	1.35		1.98	(1.78)

Total from Investment Activities	1.24		2.28	1.21	1.30		1.97	(1.82)

Distributions:
Net investment income	(0.11)		(0.06)	(0.06)	—	(a)	(0.04)	—
Tax return of capital	—		—	—	—		—	(0.02)

Total Distributions	(0.11)		(0.06)	(0.06)	—		(0.04)	(0.02)

Paid-in capital from redemption fees (a)	—		—	—	—		—	—

Net Asset Value, End of Period	$15.12		$13.99	$11.77	$10.62		$9.32	$7.39

Total Return (excludes redemption charge)	8.85%	(b)	19.45%	11.50%	13.95%		26.73%	(19.73% )

Ratios/Supplemental Data:
Net assets at end of period (000)	$24,217		$24,186	$25,381	$24,094		$21,468	$17,608
Ratio of expenses to average net assets	2.38%	(c)	2.41%	2.23%	2.28%		2.15%	2.00%
Ratio of net investment income to average net assets	1.22%	(c)	0.17%	0.10%	(0.49%	)	(0.15)%	(0.44% )
Ratio of expenses to average net assets*	2.47%	(c)	2.57%	2.39%	2.51%		2.63%	2.74%
Portfolio Turnover (d)	56.00%		82.77%	71.93%	81.85%		145.51%	76.38%

*	During the period, certain expenses were reduced, reimbursed or paid by a third party. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis International Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class I Shares

	Six Months
	Ended		Period Ended
	June 30, 2007		December 31,
	(Unaudited)		2006 (a)

Net Asset Value, Beginning of Period	$14.20		$13.52

Investment Activities:
Net investment income	0.08		0.10
Net realized and unrealized gains from investments	1.26		0.78

Total from Investment Activities	1.34		0.88

Distributions:
Net investment income	(0.19)		(0.20)

Net Asset Value, End of Period	$15.35		$14.20

Total Return (excludes redemption charge)	9.47%	(b)	6.61%	(b)

Ratios/Supplemental Data:
Net assets at end of period (000)	$111,591		$98,598
Ratio of expenses to average net assets	1.23%	(c)	1.28%	(c)
Ratio of net investment income to average net assets	2.44%	(c)	1.23%	(c)
Ratio of expenses to average net assets*	1.23%	(c)	1.39%	(c)
Portfolio Turnover (d)	56.00%		82.77%

*	During the period, certain expenses were reduced, reimbursed or paid by a third party. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Small Cap Fund
Semi-annual report to shareholders
Portfolio manager’s letter

The MMA Praxis Small Cap Fund (A Shares) returned 2.9 percent versus the Russell 2000’s gain of 2.6 percent since the Fund’s inception on May 1, 2007. Over this short period of time, during which the market rose rapidly, we prudently invested the Fund’s initial cash position into a diversified portfolio of competitively advantaged companies.

The performance of the Russell 2000 during the second quarter continued to be driven by global economic growth. The Industrial, Technology, and Energy sectors added the most to returns, as global growth is clearly improving the fundamental outlook for these sectors. Financials and Utilities again were laggards. The flat yield curve has hindered profitability for the Financials sector and concerns about higher long-term rates and extended valuations have had a negative impact on the Utilities sector.

Sector allocation and stock selection added value to the Fund during the quarter. The Fund was overweight in Industrials and Energy, two of our strongest sectors, and underweight in Financials and Utilities, two of the weakest sectors. Our positive stock selection was broad based as each of our top five contributing stocks came from different sectors.

Our investment strategy is to identify competitively advantaged companies that generate strong financial returns with good reinvestment opportunities, and to purchase these stocks at attractive prices. We believe this strategy of investing in competitively advantaged companies with viable strategies to increase the value of their businesses, will continue to be beneficial for our investors. Our goal is to generate superior returns over time relative to our benchmark and to minimize the risk of the portfolio.

Steve R. Purvis, CFA, co-portfolio manager
Luther King Capital Management

MMA Praxis Small Cap Fund

MMA Praxis Small Cap Fund

Schedule of portfolio investments
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 86.0%
AUTO & TRUCK PARTS — 2.0%
Drew Industries, Inc. (a)	250	$8,285
Tenneco, Inc. (b)	700	24,528

		32,813

BANKS — 3.6%
Capitol Bancorp Ltd. (b)	200	5,466
City Bank (b)	200	6,302
First State Bancorporation, Inc. (b)	350	7,452
Glacier Bancorp, Inc. (b)	400	8,140
Sterling Financial Corp. (b)	400	11,576
UCBH Holdings, Inc. (b)	1,000	18,270

		57,206

BIOTECHNOLOGY — 1.0%
Parexel International Corp. (a)	400	16 ,824

CAPITAL MARKETS — 2.4%
FCStone Group, Inc. (a)(b)	300	17,193
Pension Worldwide, Inc. (a)(b)	850	20,851

		38,044

CHEMICALS — 0.7%
Airgas, Inc.	250	11,975

COMMERCIAL SERVICES — 4.5%
Diamond Management & Technology Consultants, Inc.	1,500	19,800
Knoll, Inc. (b)	800	17,920
Mobile Mini, Inc. (a)(b)	550	16,060
Resources Connection, Inc. (a)	550	18,249

		72,029

COMMUNICATIONS EQUIPMENT — 4.6%
Arris Group, Inc. (a)(b)	1,250	21,987
MasTec, Inc. (a)(b)	1,350	21,356
Powerwave Technologies, Inc. (a)(b)	1,850	12,395
SBA Communications Corp. (a)(b)	550	18,475

		74,213

CONSTRUCTION SERVICES — 1.6%
EMCOR Group, Inc. (a)	350	25,515

CONSUMER FINANCIAL SERVICES — 0.6%
Cash America International, Inc.	250	9,913

CONSUMER SERVICES — 2.1%
Bright Horizons Family Solutions, Inc. (a)(b)	400	15,564
Capella Education Co. (a)(b)	400	18,412

		33,976

Schedule of portfolio investments

MMA Praxis Small Cap Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 86.0%, continued
ELECTRONIC EQUIPMENT & INSTRUMENTS — 5.7%
Anixter International (a)(b)	350	$26,323
Franklin Electric Co., Inc. (b)	350	16,513
I.D. Systems, Inc. (a)(b)	450	5,792
LSI Industries, Inc. (b)	350	6,265
MTS Systems Corp.	400	17,867
Rofin-Sinar Technologies, Inc. (a)(b)	250	17,250

		90,010

ENERGY EQUIPMENT & SERVICES — 4.2%
Atwood Oceanics, Inc. (a)(b)	200	13,724
Core Laboratories N.V. (a)(b)	200	20,338
Dril-Quip, Inc. (a)(b)	450	20,228
Superior Well Services, Inc. (a)(b)	500	12,705

		66,995

FOOD PRODUCTS — 2.3%
Reddy Ice Holdings, Inc. (b)	650	18,538
UAP Holding Corp. (b)	600	18,084

		36,622

HEALTH CARE SERVICES — 2.2%
inVentiv Health, Inc. (a)	500	18,305
PSS World Medical, Inc. (a)(b)	300	5,466
The TriZetto Group, Inc. (a)(b)	600	11,616

		35,387

HEALTHCARE EQUIPMENT & SUPPLIES — 3.7%
DJO Incorporated (a)(b)	300	12,381
Meridian Bioscience, Inc. (b)	750	16,245
MWI Veterinary Supply, Inc. (a)(b)	450	17,951
Wright Medical Group, Inc. (a)(b)	500	12,060

		58,637

HOTELS, RESTAURANTS & LEISURE — 3.9%
Great Wolf Resorts, Inc. (a)(b)	1,100	15,675
IHOP Corp.	300	16,329
Life Time Fitness, Inc. (a)(b)	350	18,631
The Cheesecake Factory, Inc. (a)(b)	500	12,260

		62,895

HOUSEHOLD PRODUCTS — 1.7%
Rent-A-Center, Inc. (a)	350	9,181
Tempur-Pedic International, Inc. (b)	700	18,130

		27,311

INDUSTRIAL PRODUCTS & SERVICES — 1.4%
Raven Industries, Inc. (b)	650	23,212

INSURANCE — 3.0%
American Equity Investment Holding Co. (b)	1,400	16,912
Argonaut Group, Inc. (a)	400	12,484
Max Capital Group Ltd.	650	18,395

		47,791

MMA Praxis Small Cap Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 86.0%, continued
INTERNET SOFTWARE & SERVICES — 1.9%
RADVision Ltd. (a)(b)	750	$15,772
TIBCO Software, Inc. (a)(b)	1,650	14,933

		30,705

IT CONSULTING SERVICES — 1.0%
Ness Technologies, Inc. (a)(b)	1,200	15,612

MACHINERY — 5.2%
CIRCOR International, Inc.	300	12,129
CLARCOR, Inc.	550	20,586
Gehl Co. (a)(b)	600	18,216
Kaydon Corp. (b)	300	15,636
Nordson Corp.	350	17,556

		84,123

METALS & MINING — 2.6%
Haynes International, Inc. (a)	200	16,886
Silgan Holdings, Inc.	450	24,876

		41,762

OIL & GAS OPERATIONS — 4.2%
Cabot Oil & Gas Corp.	200	7,376
Parallel Petroleum Corp. (a)	900	19,710
Petroquest Energy, Inc. (a)(b)	1,350	19,629
Union Drilling, Inc. (a)(b)	1,250	20,525

		67,240

PHARMACEUTICALS — 1.3%
American Oriental Bioengineering, Inc. (a)	650	5,785
Bentley Pharmaceuticals, Inc. (a)(b)	1,300	15,782

		21,567

REAL ESTATE — 1.1%
Potlatch Corp. (b)	400	17,220

RETAIL — 6.6%
Build-A-Bear-Workshop, Inc. (a)(b)	250	6,535
Conn’s, Inc. (a)(b)	700	19,992
Guitar Center, Inc. (a)(b)	400	23,923
Jos. A. Bank Clothiers, Inc. (b)	550	22,808
Stein Mart, Inc. (b)	1,050	12,873
Tractor Supply Co. (a)(b)	350	18,218

		104,349

SEMICONDUCTORS — 2.7%
Cirrus Logic, Inc. (a)(b)	2,150	17,845
RF Micro Devices, Inc. (a)(b)	2,500	15,600
Trident Microsystems, Inc. (a)(b)	500	9,175

		42,620

MMA Praxis Small Cap Fund

Schedule of portfolio investments, continued
June 30, 2007 (Unaudited)

	SHARES	VALUE

COMMON STOCKS — 86.0%, continued
SOFTWARE & PROGRAMMING — 5.5%
i2 Technologies, Inc. (b)	700	$13,048
Lawson Software, Inc. (a)(b)	1,300	12,857
Nuance Communications, Inc. (a)(b)	1,800	30,113
Verint Systems, Inc. (a)	450	14,085
Wind River Systems, Inc. (a)	1,600	17,600

		87,703

WATER TRANSPORTATION — 2.7%
Kirby Corp. (a)	450	17,276
Quintana Maritime, Ltd.	1,650	26,103

		43,379

TOTAL COMMON STOCKS		1,377,648

SHORT TERM INVESTMENTS — 12.6%
Northern Institutional Government Select Portfolio	201,913	201,913

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING — 48.5%
Northern Institutional Liquid Asset Portfolio	778,451	778,451

TOTAL INVESTMENTS (Cost $2,320,139) — 147.1%		2,358,012
Liabilities in excess of other assets — (47.1%)		(754,518)

NET ASSETS — 100.0%		$1,603,494

(a)	Non-income producing securities.
(b)	All or part of this security was on loan, as of June 30, 2007.

See notes to financial statements.

MMA Praxis Small Cap Fund

Statement of assets and liabilities
June 30, 2007 (Unaudited)

ASSETS:
Investments, at value* (cost $1,541,688)	$1,579,561
Investments held as collateral for securities loaned, at value (Cost $778,451)	778,451

Total Investments	2,358,012

Interest and dividends receivable	2,326
Receivable for capital shares sold	7,000
Prepaid expenses	15,394

Total Assets	2,382,732

LIABILITIES:
Payable for capital shares redeemed	122
Payable for securities loaned	778,451
Accrued expenses and other payables:
Investment advisory fees	125
Affiliates	426
Distribution fees	114

Total Liabilities	779,238

NET ASSETS:
Capital	1,568,242
Accumulated net investment income	729
Accumulated net realized loss on investments	(3,350)
Net unrealized appreciation on investments	37,873

Net Assets	$1,603,494

Net Assets
Class A	$489,001
Class B	105,673
Class I	1,008,820

Total	$1,603,494

Shares Outstanding (unlimited number of shares authorized with $.01 par value)
Class A	47,514
Class B	10,281
Class I	98,000

Total	155,795

Net asset value
Class A — Redemption Price Per Share(A)	$10.29

Class A — Maximum Sales Charge	5.25%

Class A — Maximum Offering Price Per Share
[(100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent]	$10.86

Class B — offering price per share**(A)	$10.28

Class I — offering price per share**(A)	$10.29

*	Includes securities on loan of $754,858.
**	Redemption price per share varies by length of time shares are held.
(A)	Net proceeds upon redemption may include a redemption fee.

See notes to financial statements.

Statement of assets and liabilities

MMA Praxis Small Cap Fund

Statement of operations
For the six months ended June 30, 2007 (a) (Unaudited)

INVESTMENT INCOME:
Dividends	$2,206
Interest	2,655

Total Investment Income	4,861

EXPENSES:
Investment advisory fees	1,791
Administration fees	295
Distribution fees — Class A	97
Distribution fees — Class B	62
Shareholder servicing fees — Class A	97
Shareholder servicing fees — Class B	21
Custodian fees	202
Legal fees and expenses	1,174
Trustees’ fee and expenses	168
Other expenses	1,995

Total expenses before reductions/reimbursements	5,902
Expenses reimbursed by Investment Adviser	(1,665)
Expenses reduced by Distributor	(105)

Net Expenses	4,132

Net Investment Income	729

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized loss on investments	(3,350)
Change in unrealized appreciation/depreciation of investments during the period	37,873

Net realized and unrealized gain on investments	34,523

Net increase in net assets resulting from operations	$35,252

(a)	Represents the period of commencement of operations (May 1, 2007) through June 30, 2007.

See notes to financial statements.

Statement of operations

MMA Praxis Small Cap Fund

Statements of changes in net assets

Six Months
Ended
June 30, 2007 (a)
(Unaudited)

From Investment Activities:
Net investment income	$729
Net realized gain on investments	(3,350)
Change in unrealized appreciation/depreciation of investments during the period	37,873

Net increase in net assets resulting from operations	35,252

Change in net assets from capital transactions	1,568,242

Change in net assets	1,603,494

Net Assets:
Beginning of period	—

End of period	$1,603,494

Accumulated net investment income	$729

(a)	Represents the period of commencement of operations (May 1, 2007) through June 30, 2007.

See notes to financial statements.

Statements of changes in net assets

MMA Praxis Small Cap Fund

Financial highlights

For a share outstanding throughout the period indicated.

	Class A Shares

	Period Ended
	June 30, 2007 (a)
	(Unaudited)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net investment income	—	(b)
Net realized and unrealized gains from investments	0.29

Total from Investment Activities	0.29

Net Asset Value, End of Period	$10.29

Total Return (excludes sales charge)	2.90%	(c)

Ratios/Supplemental Data:
Net assets at end of period (000)	$489
Ratio of expenses to average net assets	2.06%	(d)
Ratio of net investment income to average net assets	0.27%	(d)
Ratio of expenses to average net assets*	3.07%	(d)
Portfolio Turnover (e)	39.95%

*	During the period, certain expenses were reduced, reimbursed or paid by a third party. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2007 (commencement of operations) through June 30, 2007.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

Financial highlights

MMA Praxis Small Cap Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class B Shares

	Period Ended
	June 30, 2007 (a)
	(Unaudited)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net investment loss	(—	) (b)
Net realized and unrealized gains from investments	0.28

Total from Investment Activities	0.28

Net Asset Value, End of Period	$10.28

Total Return (excludes redemption charge)	2.80%	(c)

Ratios/Supplemental Data:
Net assets at end of period (000)	$106
Ratio of expenses to average net assets	2.71%	(d)
Ratio of net investment loss to average net assets	(0.41%	)(d)
Ratio of expenses to average net assets*	3.55%	(d)
Portfolio Turnover (e)	39.95%

*	During the period, certain expenses were reduced, reimbursed or paid by a third party. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2007 (commencement of operations) through June 30, 2007.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Small Cap Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class I Shares

	Period Ended
	June 30, 2007 (a)
	(Unaudited)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net investment income	0.01
Net realized and unrealized gains from investments	0.28

Total from Investment Activities	0.29

Net Asset Value, End of Period	$10.29

Total Return (excludes redemption charge)	2.90%	(b)

Ratios/Supplemental Data:
Net assets at end of period (000)	$1,009
Ratio of expenses to average net assets	1.85%	(c)
Ratio of net investment income to average net assets	0.39%	(c)
Ratio of expenses to average net assets*	2.62%	(c)
Portfolio Turnover (d)	39.95%

*	During the period, certain expenses were reduced, reimbursed or paid by a third party. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2007 (commencement of operations) through June 30, 2007.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Mutual Funds

Notes to financial statements
June 30, 2007 (Unaudited)

1. Organization:
The MMA Praxis Mutual Funds (the “Trust”) is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of the MMA Praxis Intermediate Income Fund, the MMA Praxis Core Stock Fund, the MMA Praxis Value Index Fund, the MMA Praxis Growth Index Fund, the MMA Praxis International Fund and the MMA Praxis Small Cap Fund, (individually a “Fund”, collectively “the Funds”). These are also known as the Intermediate Income Fund, Core Stock Fund, Value Index Fund, Growth Index Fund, International Fund, and Small Cap Fund.

The Funds currently offer three classes of shares; Class A, Class B and Class I. Each class of shares in a Fund has identical rights and privileges except with respect to fees paid under the distribution and shareholder servicing agreements, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on experience, the Trust expects the risk of loss to be remote.

2.	Significant Accounting Policies:
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation:

Securities are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

The Funds use various independent pricing services to value most of their investments. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When fair valuing foreign securities held by the International Fund, certain pricing services might use computerized pricing models to systematically calculate adjustments to foreign security closing prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the valuations so established will be reviewed by the Adviser under general supervision of the Funds’ Board of Trustees. Securities for which market quotations are not readily available, or are unreliable, are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Money Market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

Notes to financial statements

MMA Praxis Mutual Funds

Notes to financial statements, continued
June 30, 2007 (Unaudited)

Investments in restricted securities are valued by the Board of Trustees or valued pursuant to valuation procedures approved by the Board of Trustees (the “Valuation Procedures”). The Valuation Procedures contemplate the Board’s delegation of the implementation of the Valuation Procedures to the Adviser. In valuing restricted securities under the Valuation Procedures, the Adviser will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Adviser report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Securities Transactions and Related Income:

Security transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains and losses on investments are allocated to each class of shares based upon relative net assets or other appropriate basis.

Risks associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation’s interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation:

The market value of investment securities, other assets and liabilities of the Intermediate Income Fund, the Value Index Fund and the International Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized/unrealized gain (loss) from investments.

MMA Praxis Mutual Funds

Notes to financial statements, continued
June 30, 2007 (Unaudited)

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

Forward Foreign Currency Contracts:

The International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

As of June 30, 2007, the International Fund had the following forward foreign currency exchange contracts outstanding as follows:

Settlement	To Receive/		Initial	Market	Net Unrealized	Net Unrealized
Date	To Deliver		Value	Value	Appreciation	Depreciation

Contracts to Sell
7/3/07	$219,836	EUR	$295,295	297,578	$—	$2,284
7/5/07	105,916,015	JPY	858,607	860,333	—	1,726
EUR - Euro
JPY - Japanese Yen

Futures Contracts:

The Funds may invest in futures contracts (stock or bond index futures contracts or interest rate futures contracts) to hedge or manage risks associated with a Funds’ securities investments. To enter into a futures contract, an amount of cash and cash equivalents, equal to a certain percentage of the market value of the futures contracts, is deposited in a segregated account with the Fund’s Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments to underlying futures contracts it holds. The inability to close the futures position also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to MMA Capital Management’s (the “Adviser”) ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the

MMA Praxis Mutual Funds

Notes to financial statements, continued
June 30, 2007 (Unaudited)

price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Swap Agreements:

The Funds may enter into event-linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. The transactions are documented through swap documents. A “buyer” of credit protection agrees to pay a premium to a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of credit protection receives a premium from a counterparty and agrees to assume the credit risk of an issuer upon the occurrence of certain events.

Securities Lending:

In order to generate additional income, each Fund may, from time to time, subject to its investment objectives and policies, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities pursuant to agreements requiring that the loans be secured by collateral equal in value to 100% of the value of the securities loaned. Collateral for loans of portfolio securities must consist of: (1) cash in U.S. dollars, to be invested in the Northern Institutional Liquid Asset Portfolio, (2) obligations issued or guaranteed by the U.S. Treasury or by any agency or instrumentality of the U.S. Government, or (3) irrevocable, non-transferable, stand-by letters of credit issued by banks domiciled or doing business within the U.S. and meeting certain credit requirements at the time of issuance. This collateral will be valued daily by the Adviser. Should the market value of the loaned securities increase, the borrower is required to furnish additional collateral to that Fund.

During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have a right to vote on securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default or enter into bankruptcy, each Fund will have the contract right to retain the collateral described above.

The Northern Trust Company serves as the Securities Lending Agent. For providing this service, the Securities Lending Agent retains 40% of the securities lending income. The securities lending income is

MMA Praxis Mutual Funds

Notes to financial statements, continued
June 30, 2007 (Unaudited)

shown net of fees on the Statement of operations. For the period ended June 30, 2007, the Funds had securities on loan as follows:

	Fee paid to	Market	Market Value
	Northern Trust	Value of	of Loaned
	Company	Collateral	Securities

Intermediate Income Fund	$3,426	$10,841,714	$10,546,971
Core Stock Fund	7,755	35,715,010	35,354,793
Value Index Fund	2,563	7,997,788	7,827,836
Growth Index Fund	—	62,073	55,767
International Fund	17,034	23,513,703	22,918,490
Small Cap Fund	—	778,451	754,858

Community Development Investments:

Consistent with the investment criteria for socially responsible investing, the Board of Trustees of the Funds has authorized the Funds to make certain types of community development investments. In connection with the community development investments, the Funds have received from the Securities and Exchange Commission (“SEC”) an exemptive order that would permit each of the Funds to invest a limited portion of their respective net assets in securities issued by an affiliate of MMA Capital Management (the “Adviser”), MMA Community Development Investments, Inc. (“MMA CDI”). MMA CDI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts primarily through the sale to investors of interests in certain investment pools that it has established (the “CDI-Notes”). Assets raised through offerings of CDI-Notes are then invested directly in non-profit and not-for-profit community development organizations. Each Fund, in accordance with guidelines established by the Board of Trustees and in compliance with the SEC’s exemptive order, would be permitted to invest up to 3% of its net assets in CDI-Notes. CDI-Notes have certain specific risk factors associated with them. These types of investments offer a rate of return below the prevailing market rate at acquisition and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment-grade securities. However, these investments have been determined by the Board of Trustees as being a beneficial way to carry out each Fund’s goals for stewardship investing at the community level. In addition, these investments are valued in accordance with procedures approved by the Board of Trustees.

Dividends and Distributions:

Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund. Dividends from the net investment income are declared and paid semi-annually for the Core Stock Fund, the Value Index Fund, the Growth Index Fund, the International Fund, and the Small Cap Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes:

It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of Subchapter M of the Internal Revenue Code, and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains

MMA Praxis Mutual Funds

Notes to financial statements, continued
June 30, 2007 (Unaudited)

earned on foreign investments at various rates. Where available, the International Fund will file for claims on foreign taxes withheld.

Other:

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets to the Trust or another reasonable basis. Expenses specific to a class are charged directly to that class.

Each Fund maintains a cash balance with its Custodian and receives a reduction of its custody fees and expenses for the amount of interest earned on such uninvested cash balance. For financial reporting purposes for the six months ended June 30, 2007, there were no custodian fees and expenses reduced by the Custodian. There was no effect on net investment income. If the Funds had received a reduction of custody fees and expenses, the Funds could have invested such cash amounts in an income-producing asset if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their Custodian.

The Funds will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations described in the prospectus.

3. Purchases and Sales of Securities:
Purchases and sales of securities (excluding short-term debt securities having maturities one year or less and U.S. Government Securities) for the period ended June 30, 2007 were as follows:

	Purchases	Sales

Intermediate Income Fund	$42,040,582	$31,243,468
Core Stock Fund	13,305,580	24,664,151
Value Index Fund	22,177,660	10,621,275
Growth Index Fund	1,683,778	109,783
International Fund	49,521,542	47,310,871
Small Cap Fund	1,395,664	52,539

4. Related Party Transactions:
Menno Insurance Service, Inc. d/b/a MMA Capital Management, (the “Adviser”) (a separate corporate entity controlled by Mennonite Mutual Aid, Inc.), provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows: 0.50% for the Intermediate Income Fund; 0.74% for the Core Stock Fund; 0.30% for the Value Index Fund; 0.30% for the Growth Index Fund; 0.90% for the International Fund and 0.85% for the Small Cap Fund. Evergreen Investment Management Company, LLC, serves as the sub-adviser to the International Fund. The Adviser entered into expense limitation agreements pursuant to which the Adviser agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses).

Effective May 1, 2005, each Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the total annual fund operating expenses of Class A and Class B of each Fund to exceed 0.86% and 1.31%, respectively, for the Intermediate Income Fund, 1.26% and 1.91%, respectively, for the Core Stock Fund, 0.96% and 1.51%, respectively, for the Value Index Fund, and 1.50% and 2.15%, respectively, for the International Fund.

Effective May 1, 2007, the Funds have agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the total annual fund operating expenses of Class A, Class B, and Class I of each Fund to

MMA Praxis Mutual Funds

Notes to financial statements, continued
June 30, 2007 (Unaudited)

exceed 0.85%, 1.30% and 0.60%, respectively, for the Intermediate Income Fund, 1.43%, 2.08%, and 1.18%, respectively, for the Core Stock Fund, 0.94%, 1.49%, and 0.69%, respectively, for the Value Index Fund, 0.94%, 1.49%, and 0.69%, respectively, for the Growth Index Fund, 1.67%, 2.32% and 1.42%, respectively, for the International Fund, and 1.45%, 2.10%, and 1.20%, respectively, for the Small Cap Fund. The Adviser has agreed to maintain these expense limitations with regard to the Funds through December 31, 2007. For the six months ended June 30, 2007, the Adviser waived investment advisory fees in the Intermediate Income Fund, Growth Index Fund, and Small Cap Fund in the amount of $169,206, $1,531, and $1,665, respectively. For the six months ended June 30, 2007, the Core Stock Fund and International Fund repaid the Adviser in the amounts of $148,501 and $87,496 for fees waived during the year ended December 31, 2004, respectively. The Value Index Fund repaid the Adviser in the amount of $7,293 for fees waived during the year ended December 31, 2006.

As of June 30, 2007 the Funds had the following amounts (and year of expiration) subject to repayment to the Adviser:

Fund	Fees Waived	Repayment Expires	Balance

Intermediate Income Fund	2004	2007	$365,525
	2005	2008	134,653
	2006	2009	299,777
	2007	2010	169,206
Core Stock Fund	2004	2007	298,056
Value Index Fund	2006	2009	2,703
Growth Index Fund	2007	2010	1,531
International Fund	2004	2007	140,466
	2006	2009	875
Small Cap Fund	2007	2010	1,665

JPMorgan Chase Bank, N.A. (JPMorgan) (formerly Integrated Investment Services, Inc.) provides administrative, accounting, transfer agency, shareholder servicing and dividend disbursing services on behalf of the Trust. For these services, JPMorgan receives an annual fee, paid monthly, from each Fund.

IFS Fund Distributors, Inc. (“Underwriter”) is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $7,156, $20,213, $16,792, $4,750, $13,424, and $441 from underwriting and broker commissions on the sale of shares of the Intermediate Income Fund, Core Stock Fund, Value Index Fund, Growth Index Fund, International Fund, and Small Cap Fund, respectively, for the six months ended June 30, 2007. In addition, the Underwriter collected $6,286, $13,261, $2,762, and $2,300 of contingent deferred sales loads of the Intermediate Income Fund, Core Stock Fund, Value Index Fund, and International Fund, respectively.

The Trust has adopted a Plan of Distribution (12b-1 plan) for each Fund under which each Fund may directly incur or reimburse the Adviser or the Underwriter for expenses related to the distribution and promotion of shares. Class A shares of each Fund may each pay an annual fee of up to 0.50% of average daily net assets of such Fund’s Class A shares. The Adviser or Underwriter may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.25% for distribution. Class B shares of each Fund may each pay an annual fee of up to 1.00% of the average daily net assets of such Fund’s Class B shares. The

MMA Praxis Mutual Funds

Notes to financial statements, continued
June 30, 2007 (Unaudited)

Adviser or Underwriter may incur 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution. Class I shares do not have a 12b-1 plan.

Under the terms of the Compliance Services Agreement between the Trust and JPMorgan, JPMorgan provides certain compliance services to the Trust, including developing and assisting in implementing a compliance program for JPMorgan on behalf of the Trust and providing administrative support services to the Funds’ Compliance Program and Chief Compliance Officer.

Certain officers of the Trust are affiliated with the Adviser and/or JPMorgan. Such officers are not paid any fees directly by the Funds for serving as officers of the Trust.

5. Capital Share Transactions:
Transactions in shares of the Funds are summarized below:

	Intermediate Income Fund		Core Stock Fund		Value Index Fund
	Six Months		Six Months		Six Months
	Ended	Year	Ended	Year	Ended	Year
	June 30,	Ended	June 30,	Ended	June 30,	Ended
	2007	December 31,	2007	December 31,	2007	December 31,
	(Unaudited)	2006	(Unaudited)	2006	(Unaudited)	2006

Capital Transactions:
Class A Shares:
Proceeds from shares issued	$7,547,741	$23,368,669	$15,753,361	$53,164,019	$8,303,975	$10,532,393
Dividends reinvested	851,857	3,662,931	238,735	4,346,989	183,147	1,182,575
Cost of shares redeemed	(4,689,102)	(219,524,652)	(8,746,127)	(180,382,298)	(1,610,954)	(33,573,159)
Redemption fees	69	324	344	492	236	49

Class A Share Transactions	$3,710,565	$(192,492,728)	$7,246,313	$(122,870,798)	$6,876,404	$(21,858,142)

Class B Shares:
Proceeds from shares issued	$1,050,584	$1,528,574	$2,109,972	$4,217,838	$1,360,185	$2,903,509
Dividends reinvested	450,191	980,447	—	3,583,895	57,003	721,496
Cost of shares redeemed	(4,269,697)	(11,364,388)	(14,281,844)	(42,019,845)	(1,216,596)	(3,118,121)
Redemption fees	1,001	21	137	346	20	12

Class B Share Transactions	$(2,767,921)	$(8,855,346)	$(12,171,735)	$(34,217,766)	$200,612	$506,896

Class I Shares:
Proceeds from shares issued	$5,560,241	$217,127,370	$3,949,929	$169,448,285	$4,800,651	$34,150,512
Dividends reinvested	3,750,734	4,708,496	554,457	8,008,878	115,822	1,447,608
Cost of shares redeemed	(7,074,267)	(19,466,940)	(10,578,277)	(11,392,602)	(500,275)	(9,648,409)
Redemption fees	—	—	111	—	—	—

Class I Share Transactions	$2,236,708	$202,368,926	$(6,073,780)	$166,064,561	$4,416,198	$25,949,711

Net increase (decrease) from capital transactions	$3,179,352	$1,020,852	$(10,999,202)	$8,975,997	$11,493,214	$4,598,465

Share Transactions:
Class A Shares:
Issued	780,891	2,424,912	1,007,763	3,635,980	706,610	977,633
Reinvested	88,493	381,386	14,816	284,489	15,447	104,969
Redeemed	(485,955)	(23,152,922)	(553,285)	(12,209,841)	(135,637)	(3,072,964)

Change in Class A Shares	383,429	(20,346,624)	469,294	(8,289,372)	586,420	(1,990,362)

Class B Shares:
Issued	108,774	158,841	141,010	296,580	116,315	268,930
Reinvested	46,706	102,142	(16)	244,969	4,806	64,342
Redeemed	(440,887)	(1,178,373)	(954,410)	(2,982,376)	(103,913)	(291,985)

Change in Class B Shares	(285,407)	(917,390)	(813,416)	(2,440,827)	17,208	41,287

Class I Shares:
Issued	576,634	22,925,879	250,483	11,470,215	407,197	3,122,110
Reinvested	389,897	491,461	34,268	522,432	9,799	128,668
Redeemed	(734,460)	(2,042,001)	(664,770)	(757,818)	(42,566)	(874,710)

Change in Class I Shares	232,071	21,375,339	(380,019)	11,234,829	374,430	2,376,068

Net increase (decrease) from share transactions	330,093	111,325	(724,141)	504,630	978,058	426,993

MMA Praxis Mutual Funds

Notes to financial statements, continued
June 30, 2007 (Unaudited)

			Small Cap Fund
Growth Index Fund		International Fund
	Period	Six Months		Period
	Ended	Ended	Year	Ended
	June 30,	June 30,	Ended	June 30,
	2007(A)	2007	December 31,	2007(A)
	(Unaudited)	(Unaudited)	2006	(Unaudited)

Capital Transactions:
Class A Shares:
Proceeds from shares issued	$477,186	$6,625,245	$13,741,809	$483,850
Dividends reinvested	—	478,090	366,496	—
Cost of shares redeemed	(10,188)	(6,016,931)	(109,243,398)	(122)
Redemption fees	204	282	4,888	—

Class A Share Transactions	$467,202	$1,086,686	$(95,130,205)	$483,728

Class B Shares:
Proceeds from shares issued	$134,202	$1,212,895	$2,088,970	$104,514
Dividends reinvested	—	168,086	116,352	—
Cost of shares redeemed	—	(3,211,242)	(7,689,316)	—
Redemption fees	—	6	167	—

Class B Share Transactions	$134,202	$(1,830,255)	$(5,483,827)	$104,514

Class I Shares:
Proceeds from shares issued	$1,006,443	$10,624,354	$102,907,600	$980,000
Dividends reinvested	—	1,124,718	1,127,601	—
Cost of shares redeemed	—	(6,592,158)	(9,753,968)	—
Redemption fees	—	(43)	—	—

Class I Share Transactions	$1,006,443	$5,156,871	$94,281,233	$980,000

Net increase (decrease) from capital transactions	$1,607,847	$4,413,302	$(6,332,799)	$1,568,242

Share Transactions:
Class A Shares:
Issued	46,695	448,264	1,063,909	47,526
Reinvested	—	31,085	27,289	—
Redeemed	(988)	(404,017)	(8,088,650)	(12)

Change in Class A Shares	45,707	75,332	(6,997,452)	47,514

Class B Shares:
Issued	13,162	84,000	164,400	10,281
Reinvested	—	11,117	9,082	—
Redeemed	—	(221,802)	(601,902)	—

Change in Class B Shares	13,162	(126,685)	(428,420)	10,281

Class I Shares:
Issued	100,644	695,333	7,598,524	98,000
Reinvested	—	73,271	84,548	—
Redeemed	—	(440,530)	(739,993)	—

Change in Class I Shares	100,644	328,074	6,943,079	98,000

Net increase (decrease) from share transactions	159,513	276,721	(482,793)	155,795

(A)	Represents the period from commencement of operations (May 1, 2007) through June 30, 2007.

MMA Praxis Mutual Funds

Notes to financial statements, continued
June 30, 2007 (Unaudited)

6. Federal Income Tax Information:
The character of dividends paid to shareholders for federal income tax purposes during the year ended December 31, 2006 and 2005 was as follows:

	Intermediate						International
	Income Fund		Core Stock Fund		Value Index Fund		Fund
	2006	2005	2006	2005	2006	2005	2006	2005

From ordinary income	$11,713,875	$10,798,788	$154,509	$854,926	$971,847	$665,289	$1,949,638	$1,562,998
From long-term capital gains	—	—	16,168,098	32,477	2,789,551	—	—	—

Total distributions	$11,713,875	$10,798,788	$16,322,607	$887,403	$3,761,398	$665,289	$1,949,638	$1,562,998

The following information is computed on a tax basis for each item as of December 31, 2006:

	Intermediate	Core	Value
	Income	Stock	Index	International
	Fund	Fund	Fund	Fund

Tax cost of portfolio investments	$282,932,541	$331,371,152	$53,561,550	$142,931,277

Gross unrealized appreciation	1,532,048	47,444,596	14,153,778	40,693,221
Gross unrealized depreciation	(4,045,853)	(6,378,414)	(643,989)	(1,754,025)

Net unrealized appreciation (depreciation)	(2,513,805)	41,066,182	13,509,789	38,939,196
Undistributed ordinary income	35,379	102,601	138,360	213,137
Capital loss carryforward	(2,912,479)	(2,829,151)	—	(7,268,447)
Post-October losses	(68,512)	(168,790)	(8,588)	—
Other temporary differences	—	—	—	(201)

Accumulated earnings (deficit)	$(5,459,417)	$38,170,842	$13,639,561	$31,883,685

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and investments in Passive Foreign Investment Companies.

The following information is computed on a tax basis for each item as of June 30, 2007:

	Intermediate	Core	Value
	Income	Stock	Index
	Fund	Fund	Fund

Tax cost of portfolio investments	$289,242,714	$330,231,486	$71,166,555

Gross unrealized appreciation	$535,961	$57,719,879	$15,496,776
Gross unrealized depreciation	(7,099,659)	(3,884,195)	(1,218,240)

Net unrealized appreciation (depreciation)	$(6,563,698)	$53,835,684	$14,278,536

	Growth		Small
	Index	International	Cap
	Fund	Fund	Fund

Tax cost of portfolio investments	$1,670,626	$158,888,234	$2,320,139

Gross unrealized appreciation	$44,976	$46,866,564	$66,137
Gross unrealized depreciation	(33,763)	(2,381,695)	(28,264)

Net unrealized appreciation	$11,213	$44,484,869	$37,873

MMA Praxis Mutual Funds

Notes to financial statements, continued
June 30, 2007 (Unaudited)

As of December 31, 2006, the following Funds had net capital loss carryforwards to offset future net capital gains, if any:

	Amount	Expires

Intermediate Income Fund	$270,941	2008
	532,675	2009
	673,793	2010
	157,433	2012
	1,277,637	2014

	$2,912,479

Core Stock Fund	$2,829,151	2011

International Fund	$7,268,447	2010

During the year ended December 31, 2006, the following Funds utilized capital loss carryforwards:

Core Stock Fund	$8,195,892
Value Index Fund	$456,985
International Fund	$15,361,436

Certain reclassification, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present each Fund’s capital accounts on a tax basis. The following reclassifications have been made to the following Funds for the year ended December 31, 2006:

		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
	Capital	Income (Loss)	Gains (Losses)

Intermediate Income Fund	—	$297,376	$(297,376)
Core Stock Fund	—	(211,069)	211,069
Value Index Fund	—	(10,956)	10,956
International Fund	—	(19,892)	19,895

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has determined that the Funds have no uncertain tax positions as of June 30, 2007.

MMA Praxis Mutual Funds

Additional fund information
June 30, 2007 (Unaudited)

Security Allocation:
The MMA Praxis Mutual Funds invested, as a percentage of net assets, in the following industries as of the period ended June 30, 2007.

Intermediate Income Fund
Percentage of
Security Allocation	Net Assets

Freddie Mac	29.8%
Fannie Mae	28.8%
Corporate Bonds	19.2%
Commercial Mortgage Backed Securities	8.3%
Securities Lending Collateral	4.0%
Federal Home Loan Bank	2.9%
Asset Backed Securities	2.3%
Government National Mortgage Assoc.	1.8%
Tennessee Valley Authority	1.3%
Corporate Notes	1.1%
Short Term Investments	1.1%
Mutual Funds	0.9%
Federal Farm Credit Bank	0.7%
Small Business Administration	0.4%
Interest Only Bonds	0.3%
Collateralized Mortgage Obligations	0.2%

Total	103.1%

Core Stock Fund
Percentage of
Security Allocation	Net Assets

Common Stocks	97.9%
Securities Lending Collateral	10.3%
Corporate Notes	1.2%
Commercial Paper	1.0%
Short Term Investments	0.1%

Total	110.5%

Value Index Fund
Percentage of
Security Allocation	Net Assets

Common Stocks	99.1%
Securities Lending Collateral	10.3%
Corporate Notes	0.8%
Short Term Investments	0.2%

Total	110.4%

International Fund
Percentage of
Security Allocation	Net Assets

United Kingdom	15.4%
Japan	15.4%
France	14.4%

Securities Lending Collateral	12.7%
Switzerland	8.8%
Germany	8.5%
Netherlands	4.6%
Spain	4.0%
Norway	3.0%
Hong Kong	2.9%
Italy	2.9%
Singapore	1.6%
Greece	1.5%
Belgium	1.4%
Sweden	1.2%
Finland	1.2%
Canada	1.2%
Corporate Notes - Domestic	1.1%
Australia	1.0%
Brazil	1.0%
Taiwan	1.0%
Ireland	1.0%
Russia	0.8%
Argentina	0.7%
South Korea	0.7%
Israel	0.7%
Mexico	0.4%
Preferred Stock	0.4%
Bermuda	0.2%

Total	109.7%

Growth Index Fund
Percentage of
Security Allocation	Net Assets

Common Stocks	97.9%
Securities Lending Collateral	3.8%
Short Term Investments	2.0%

Total	103.7%

Small Cap Fund
Percentage of
Security Allocation	Net Assets

Common Stocks	86.0%
Short Term Investments	12.6%
Securities Lending	48.5%

Total	147.1%

Additional fund information

MMA Praxis Mutual Funds

Additional fund information, continued
June 30, 2007 (Unaudited)

Proxy Voting:
The Adviser and Sub-Adviser are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser and Sub-Adviser use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available (i) without charge, upon request, by calling (800) 977-2947; and (ii) on the Securities and Exchange Commission’s (“commission’s”) Web site at http://www.sec.gov.

Quarterly Portfolio Disclosure:
The Trust files a complete listing of the Schedules of portfolio investments for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s Web site, (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 977-2947. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The Statement of Additional Information contains more information about the Funds and can be obtained free of charge by calling (800) 977-2947.

Expense Comparison:
As a shareholder of the MMA Praxis Mutual Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the MMA Praxis Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.

Actual Expenses:
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

MMA Praxis Mutual Funds

Additional fund information, continued
June 30, 2007 (Unaudited)

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	1/1/07	06/30/07	1/1/07-06/30/07	1/1/07-06/30/07

Intermediate Income Fund
Class A	$1,000.00	$1,005.70	$4.38	0.88%
Class B	1,000.00	1,004.40	6.61	1.33%
Class I	1,000.00	1,007.00	3.14	0.63%
Core Stock Fund
Class A	1,000.00	1,049.20	7.42	1.46%
Class B	1,000.00	1,045.50	10.70	2.11%
Class I	1,000.00	1,051.30	5.24	1.03%
Value Index Fund
Class A	1,000.00	1,045.70	5.17	1.02%
Class B	1,000.00	1,043.60	8.01	1.58%
Class I	1,000.00	1,047.30	3.81	0.75%
Growth Index Fund
Class A	1,000.00	1,017.00	2.60	1.54%
Class B	1,000.00	1,015.00	3.50	2.08%
Class I	1,000.00	1,017.00	2.26	1.34%
International Fund
Class A	1,000.00	1,091.90	8.97	1.73%
Class B	1,000.00	1,088.50	12.32	2.38%
Class I	1,000.00	1,094.70	6.39	1.23%
Small Cap Fund
Class A	1,000.00	1,029.00	3.49	2.06%
Class B	1,000.00	1,028.00	4.59	2.71%
Class I	1,000.00	1,029.00	3.14	1.85%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

Hypothetical Example for Comparison Purposes:
The table below provides information about hypothetical account values and hypothetical expenses based on each MMA Praxis Mutual Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the

MMA Praxis Mutual Funds

Additional fund information, continued
June 30, 2007 (Unaudited)

relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	1/1/07	06/30/07	1/1/07-06/30/07	1/1/07-06/30/07

Intermediate Income Fund
Class A	$1,000.00	$1,020.43	$4.41	0.88%
Class B	1,000.00	1,018.20	6.66	1.33%
Class I	1,000.00	1,021.67	3.16	0.63%
Core Stock Fund
Class A	1,000.00	1,017.55	7.30	1.46%
Class B	1,000.00	1,014.33	10.54	2.11%
Class I	1,000.00	1,019.69	5.16	1.03%
Value Index Fund
Class A	1,000.00	1,019.74	5.11	1.02%
Class B	1,000.00	1,016.96	7.90	1.58%
Class I	1,000.00	1,021.08	3.76	0.75%
Growth Index Fund
Class A	1,000.00	1,005.78	2.59	1.54%
Class B	1,000.00	1,004.88	3.49	2.08%
Class I	1,000.00	1,006.12	2.25	1.34%
International Fund
Class A	1,000.00	1,016.22	8.65	1.73%
Class B	1,000.00	1,012.99	11.88	2.38%
Class I	1,000.00	1,018.70	6.16	1.23%
Small Cap Fund
Class A	1,000.00	1,004.91	3.45	2.06%
Class B	1,000.00	1,003.83	4.54	2.71%
Class I	1,000.00	1,005.26	3.10	1.85%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

INFORMATION FOR SHAREHOLDERS REGARDING APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT WITH MMA CAPITAL MANAGEMENT
At an in-person meeting held on February 19, 2007, the Board of Trustees of the Trust approved the Investment Advisory Agreement between Menno Insurance Service, Inc., d/b/a MMA Capital Management, and each of MMA Praxis Growth Index Fund and MMA Praxis Small Cap Fund, for an initial term. The Trustees requested and received from MMA Capital Management information relating to the Investment Advisory Agreement. They considered information relating to the Investment Advisory Agreement at in-person meetings held on November 20, 2006, February 18, 2007 and February 19, 2007, and at a special telephonic meeting held on January 15, 2007. In concluding that it was in the best interests of the Funds and their shareholders to approve the Investment Advisory Agreement for each Fund, the Board, including a majority of those Trustees who are not “interested persons” of the Funds or MMA Capital Management

MMA Praxis Mutual Funds

Additional fund information, continued
June 30, 2007 (Unaudited)

(the “Independent Trustees”) advised by independent legal counsel, gave weight to the following factors, among others:

Nature, Quality and Extent of Services
The Trustees discussed the nature, quality and extent of services MMA Capital Management would provide to the Funds. Among other things, the Trustees reviewed their findings regarding MMA Capital Management from the November 20, 2006 meeting in connection with the renewal of the Advisory Agreement for the other MMA Praxis Mutual Funds. The Trustees also reviewed the specific services that MMA Capital Management would provide to the Growth Index Fund and Small Cap Fund, and the resources supporting those services. The Board concluded that it was satisfied with the nature, quality and extent of services to be provided to the Funds by MMA Capital Management.

Investment Performance of the Funds and MMA
The Trustees reviewed each Fund’s investment objective and strategies, including its SRI processes and philosophies. The Board concluded that it would monitor investment performance of each Fund once the Funds had commenced investment operations.

Costs of Services and Profitability of MMA and Affiliates
The Trustees reviewed information and data regarding the estimated costs of providing the advisory services to the Funds and the estimated profits to be realized by MMA Capital Management and its affiliates from their relationship with the Funds. Representatives of MMA Capital Management addressed the Trustees’ questions regarding guidelines for manager selection, payment of platform fees, revenue sharing arrangements and expense waivers and reimbursements. In their review of the estimated expenses, the Trustees considered MMA Capital Management’s fees, as well as other Fund expenses, such as transfer agent fees, custodial, legal and audit fees. The Trustees also noted the estimated effects of MMA Capital Management’s voluntary expense waivers and expense reimbursements on fee and expense levels. As part of their review, the Trustees considered the expense information by Fund compared to peer group information. The Trustees also reviewed the fee structures and other information provided by MMA Capital Management regarding its services to other clients. The Board concluded that the costs of the services provided to the Funds by MMA Capital Management were fair.

Economies of Scale
The Trustees considered the extent to which economies of scale would be realized as the Funds grow and whether the investment advisory fee rates reflect those economies of scale for the benefit of the Funds’ shareholders. MMA Capital Management represented to the Trustees that MMA Capital Management would consider appropriate breakpoints as the Funds grow in size. The Board concluded that asset levels did not justify breakpoints at this time.

Other Benefits
The Trustees discussed the extent to which MMA Capital Management and its affiliates might derive other benefits, including soft dollar credits or other similar benefits from MMA Capital Management’s relationship with the Funds. Discussion ensued regarding other potential benefits to MMA Capital Management and its affiliates from their relationship with the Funds, and the Board concluded that such benefits were not material.

INFORMATION FOR SHAREHOLDERS REGARDING THE APPROVAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT WITH LUTHER KING CAPITAL MANAGEMENT
At an in-person meeting held on February 19, 2007, the Board of Trustees of the Trust approved the Sub-Investment Advisory Agreement between MMA Capital Management and Luther King Capital Management, with respect to portfolio management of the MMA Praxis Small Cap Fund, for an initial term. The Trustees requested and received from Luther King Capital Management information relating to the Sub-Investment Advisory Agreement. They considered information relating to the Sub-Investment Advisory Agreement at in-

MMA Praxis Mutual Funds

Additional fund information, continued
June 30, 2007 (Unaudited)

person meetings held on November 20, 2006, February 18, 2007 and February 19, 2007, and at a special telephonic meeting held on January 15, 2007. In concluding that it was in the best interests of the Small Cap Fund and its shareholders to approve the Sub-Investment Advisory Agreement, the Board, including a majority of the Independent Trustees advised by independent legal counsel, gave weight to the following factors, among others:

Nature, Quality and Extent of Services
The Trustees considered the nature, quality and extent of services Luther King Capital Management would provide to the Small Cap Fund. Among other things, the Trustees considered MMA Capital Management’s assessment of Luther King Capital Management’s investment management capabilities based upon due diligence conducted by MMA Capital Management. The Trustees also considered Luther King Capital Management’s portfolio managers, resources, compliance program and best execution practices. The Board concluded that it was satisfied with the nature, quality and extent of services to be provided to the Small Cap Fund by Luther King Capital Management.

Investment Performance of the Small Cap Fund and Luther King Capital Management
The Trustees reviewed the Small Cap Fund’s investment objective and strategies, including its SRI processes and philosophies. The Board concluded that it would monitor investment performance of the Small Cap Fund once it had commenced investment operations.

Costs of Services and Profitability of Luther King Capital Management and Affiliates
The Trustees considered the costs of the services provided by Luther King Capital Management to the Small Cap Fund. The Trustees discussed the comparative fee information provided by Luther King Capital Management. The Board concluded that the costs of the services to be provided to the Small Cap Fund were fair.

Economies of Scale
The Trustees acknowledged Luther King Capital Management’s representation that the contractual fee rate incorporates economies of scale. The Board concluded that the rate is in line with the comparative fee information provided.

Other Benefits
The Trustees considered the extent to which Luther King Capital Management or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Luther King Capital Management’s relationship with the Small Cap Fund. Discussion then ensued regarding Luther King Capital Management’s soft dollar practices. The Board concluded that Luther King Capital Management did not derive material benefits, other than its sub-advisory fees and traditional soft-dollar benefits, from its relationship with the Small Cap Fund.

JPMorgan Chase Bank, N.A.
303 Broadway, Suite 900
Cincinnati, OH 45202

2060447

Item 2. Code of Ethics.
Not required in semi-annual report filing.
Item 3. Audit Committee Financial Expert.
Not required in semi-annual report filing.
Item 4. Principal Accountant Fees and Services.
Not required in semi-annual report filing.
Item 5. Audit Committee of Listed Companies.
Not applicable.
Item 6. Schedule of Investments.
The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.
Not applicable.
Item 8. Portfolio Managers of Closed-End Funds.
Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Funds.
Not Applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.
Item 11. Controls and Procedures.
(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report.
(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)   (1)   Code of Ethics. Not required in semi-annual report filing.
(a)   (2)   The certification required by Rule 30a-2 of the Investment Company Act of 1940, as amended (the “1940 Act”) is attached hereto.
(b)	The certification required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) MMA Praxis Mutual Funds
By (Signature and Title)
/s/ John L. Liechty
John L. Liechty
President
Date: August 27, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title)
/s/ John L. Liechty
John L. Liechty
President
Date: August 27, 2007
By (Signature and Title)
/s/ Steven T. McCabe
Steven T. McCabe
Treasurer
Date: August 31, 2007